UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05641

The Park Avenue Portfolio
(Exact name of registrant as specified in charter)

7 Hanover Square New York, N.Y.		10004
(Address of principal executive offices)		(Zip code)

John H. Walter		Thomas G. Sorell
The Park Avenue Portfolio		The Park Avenue Portfolio
7 Hanover Square		7 Hanover Square
New York, N.Y. 10004		New York, N.Y. 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 221-3253

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

The Semiannual Report to Shareholders follows.

The Park Avenue Portfolio®

Semiannual Report
to Shareholders

June 30, 2006

The Guardian Park Avenue Fund®

The Guardian UBS Large Cap Value FundSM

The Guardian Park Avenue Small Cap FundSM

The Guardian UBS Small Cap Value FundSM

The Guardian Asset Allocation FundSM

The Guardian S&P 500 Index FundSM

The Guardian Baillie Gifford International Growth FundSM

The Guardian Baillie Gifford Emerging Markets FundSM

The Guardian Investment Quality Bond FundSM

The Guardian Low Duration Bond FundSM

The Guardian High Yield Bond FundSM

The Guardian Tax-Exempt FundSM

The Guardian Cash Management FundSM

Dear Shareholder:

Thomas G. Sorell, CFA

Chief Investment Officer and President of the Park Avenue Portfolio

QUICK FACTS

•  The U.S. economy rebounded strongly in the first half of 2006, averaging over 4% growth, rising 5.6% in the first quarter and 2.5% (Advance Report) in the second. Real GDP growth is projected to slow to slightly below 3% in the second half of 2006.

•  The S&P 500 Index rose sharply during the first quarter, returning 4.2%, but then fell 1.4% during the second quarter on concerns about continued interest rate hikes. For the first half, the S&P 500 returned 2.7%

•  International stocks greatly outperformed their U.S. counterparts in the first quarter, with the MSCI EAFE Index returning 9.5%, but treaded water in the second, returning slightly less than 1%, for a first half return of 10.5%.

•  The U.S. bond market was weak for the first half of the year as four additional Federal Reserve rate hikes, as well as inflationary pressures, caused short- and long-term yields to rise.

Moderating Economic Growth

Thus far in 2006, it appears that the economy continues to be in good shape. As expected, the U.S. economy rebounded sharply from its step backwards in the fourth quarter of 2005. Following its tepid 1.8% advance in the last three months of 2005 — the first quarter that gross domestic product (GDP) didn't surpass 3.0% in nearly three years — GDP rose 5.6% in the first quarter of 2006. This marked its strongest gain since the third quarter of 2003. The economy also expanded in the second quarter, though at a slower pace, growing 2.5%, for an average pace of about 4% in the first half of the year. The economy is projected to continue to expand in the second half of 2006, but at a slower pace, likely a bit below 3%.

There are a variety of factors pointing to more modest growth. Oil prices have again surpassed $70 a barrel and $3.00 a gallon gas prices have become a familiar, albeit unwelcome, sight. This should impact consumer spending and it has already been cited as a reason for slower sales at many U.S. retailers. The cooling of the housing market is another factor. While the dire predictions surrounding the bursting of the so-called housing "bubble" have not materialized, there are numerous signs that the once red-hot market is no longer scorching as sales and price gains have slowed and inventories have risen. Finally, the actions of the Federal Reserve Board (the "Fed") cannot be underestimated.

In its attempts to ward off inflation, the Fed has been on a two-year campaign to moderate economic growth by raising interest rates. Before the Fed began its tightening campaign in June 2004, short-term rates stood at 1.00%, their lowest level since the 1950's. Since that time, the Fed has met 17 times and raised rates in 0.25% increments at every meeting. The current level of 5.25% is the highest level for short-term rates in more than five years. Over the same two-year period, long-term rates, as measured by 10-year Treasuries, have risen more modestly from 4.62% to 5.15%. This trend of higher rates has increased borrowing costs on everything from credit cards to home mortgages. In addition, the mortgage refinancing boom, which has helped fuel the economy in recent years, is now largely a thing of the past.

Equities: Taking a Ride With the Fed

The stock market has resembled that of a roller coaster thus far in 2006. Stocks rose sharply in the first quarter of 2006, as corporate profits were better than expected, inflation appeared to be contained, and investors anticipated an end to Fed rate hikes. The second quarter began on the right foot—steadily rising on the back of positive economic news and strong corporate profits. First quarter corporate earnings again surprised on the upside and posted an 11th consecutive quarter of double-digit percentage gains. In addition, based on comments from Fed Chairman Ben Bernanke at a Congressional appearance at the end of April, there appeared to be further evidence that the Fed's tightening campaign was about to end.

However, Mr. Bernanke then clarified his remarks in early May by telling a CNBC reporter that investors had misinterpreted his comments regarding rates. Then, just as the Dow Jones Industrial Average and other major indices were nearing their all-time highs on May 10th, the wheels came off the bus. Mr. Bernanke and company put an official end to the speculation regarding rates by raising them a 16th straight time and formally indicating that "some further policy firming may be needed." Concerns that the Fed would go too far and choke off the economic expansion and corporate profits led to a sharp decline in stock prices in the ensuing weeks.

The market then surged at the end of the second quarter, again coinciding with another Fed rate hike on June 29th. In its official statement at that time, the Fed said: "some" inflation risks remained and "any" additional firming that "may" be needed to address these risks would "depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information." This was a less strong statement than the May 10th press release that said "some further policy firming may yet be needed to address inflation risks." Investors read this to mean the Fed would pause from raising rates at its next meeting in August. While stock prices then rose sharply, it was not enough to overcome their weakness during the previous weeks.

All told, during the first six months of 2006, the stock market, as measured by the S&P 500 Index, returned 2.71%. Despite a sharp decline in the second quarters, small-cap stocks outperformed their mid- and large-cap counterparts over the six month reporting period. During this time, the Russell 2000,

Russell Midcap, and Russell 1000 Indexes returned 8.21%, 4.84%, and 2.76%, respectively. From an investment style perspective, value stocks continued to outperform growth stocks, as the Russell 3000 Value and the Russell 3000 Growth Indexes returned 6.90% and –0.32%, respectively.

As was the case in the U.S., international equities started the year strong, only to weaken later in the reporting period. However, they significantly outperformed U.S. stocks over the first half of the year. After gaining an outstanding 9.47% in the first quarter, the MSCI EAFE Index returned a tepid 0.94% in the second quarter and ended the full period up 10.50%. In sharp contrast to the first quarter, emerging market equities were extremely weak in the second quarter due to concerns over rising global interest rates and slower growth. Following a 12.12% gain over the first three months of 2006, the MSCI EMF Index declined 4.27% during the second quarter, with some emerging countries posting double-digit losses. For the period as a whole, the MSCI EMF Index still managed to post a 7.33% gain.

A Weak Bond Market

After its superhero resiliency in the face of steadily rising short-term interest rates in 2005, the bond market is now looking downright mortal. Thus far in 2006, the bond market hasn't been able to overcome the numerous headwinds. In particular, rising short- and long-term interest rates, inflationary pressures, and concerns over a hawkish Fed have taken their toll on bond prices. During the reporting period, two-year Treasury yields rose from 4.41% to 5.16% and 10-year Treasury yields moved from 4.39% to 5.15% (bond yields and prices move in opposite directions).

The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, fell 0.72% in the first half of 2006. Whereas riskier segments of the bond market rose in the first quarter, they had mixed results in the second quarter. Over the entire reporting period, emerging market debt, as measured by the J.P. Morgan EMBI Global Diversified Index, returned –0.53% and high yield bonds, as measured by the Lehman High Yield Bond Index returned 3.14%.

Economic Outlook: Positive but Slower Growth

We expect to see the economic expansion moderate as the year progresses. The Blue Chip consensus estimate for 2006 GDP is now 3.5%, the same as expected earlier in the year. It's likely that growth in consumer spending will slow for the reasons previously stated. In addition, if the housing market continues to cool, it could have a major impact on the overall economy. According to research firm ISI, housing was 3.5% of overall GDP in 1990 and it peaked at 6.2% of GDP during the first quarter of 2006. Given this increase, you can see the ripple effect a slower housing market could have due to less construction, lower employment, and a decline in the wealth effect. Couple this with numerous geopolitical issues including Iran, North Korea, and Iraq, and you can see areas of vulnerability for the economy. Having said that, we believe that commercial real estate investment and business capital spending are both in good shape and we've repeatedly seen that it's not wise to underestimate the spending patterns of the U.S. consumer. As such, we don't expect to see the economy fall into a recession in the foreseeable future.

In terms of the Fed, we believe upcoming inflation figures hold the key to whether a Fed "pause" will actually represent the end of the current tightening cycle. In recent months, inflation data has surpassed the Fed's comfort zone. While the Fed has given itself some wiggle room, should inflation gauges remain high, we'd expect the Fed to raise rates again later this year. We believe the Fed and its relatively new Chairman must firmly establish its inflation-fighting credentials. While some pundits feel otherwise, even if the Fed does pause in August, we think it could be just that—a pause, with one or two additional hikes either later this year, or early next year, based on continued inflationary pressures in our economy.

Equity Outlook: Single-Digit Returns

Our forecast for the U.S. equity market has not wavered this year, as we expect to see returns in the high single-digit range in 2006. While there are a myriad of factors impacting returns, we believe the overriding determinant will be corporate profitability, which, according to Thomson First Call, is 9% growth for companies in the S&P 500 Index. While year-over-year corporate profitability rates are declining (they were up 21% in 2004 and 14% in 2005), 9% remains a healthy advance in light of the interest rate and inflation environment.

In recent commentaries, we've discussed the possibility of larger, high quality companies beginning to outperform smaller, lower quality companies. Since the market peaked on May 10th, we've seen just that. Given our forecast of slower economic and corporate profit growth, we believe this trend could continue.

Looking overseas, we remain bullish on international equities. Growth is improving in key countries such as Japan and Germany and merger and acquisition activity remains robust. While interest rates are expected to rise in the Eurozone and Japan, they are still much lower than in the U.S. These factors, coupled with the positive impact of a weaker dollar for U.S. investors with international exposure, give us a positive view.

Bond Outlook: Continued Strains

While there is upside potential for bond prices when the Fed signals an end to rate hikes, we believe the uncertainty surrounding interest rates will continue during the remainder of the year. As a result, the bond market could experience periods of volatility going forward. As has been the case all year, there is very little compensation for assuming additional risk in the bond market, as 10-year Treasury yields are slightly less than 2-year yields, and we do think rates are likely to rise somewhat as the Fed hikes a few more times. So to some extent, with short-term rates around 5%, "cash is King." However, bond yields are at their highest levels in over three years and inflation is unlikely to move substantially higher, so an allocation to both longer and shorter maturity fixed income may be warranted depending upon the investor's investment horizon.

Back to the Basics

Living through the day-to-day events in the financial markets can be an unnerving experience. However, if we take a step back and look at the first half of the year in aggregate, we're just about where we expected to be. The stock market is on track to produce single-digit returns and the bond market is relatively flat for the year. While we don't advocate trying to time the market, we always believe it's worthwhile to sit down periodically with your investment professional to discuss whether adjustments are needed for your portfolio. For example, given the very strong returns of small-cap stocks in recent years, an investor's allocation to this asset class may have grown significantly larger than his or her risk tolerance calls for. As a result, that position would have left that investor vulnerable to the decline in small-caps during the second quarter. Also, while bond yields are not much higher than current money market yields, they are still the highest yields seen in over three years, and thus may warrant consideration. Your investment professional can review your goals, time horizon, and risk tolerance and recommend an appropriate course of action for your portfolio.

In closing, we truly appreciate your business and the confidence and trust you place in The Park Avenue Portfolio management team to prudently manage your fund investments. We continue to take this fiduciary responsibility very seriously and, as always, will seek to generate investment returns that warrant your continued commitment and support.

Thomas G. Sorell, CFA
President, The Park Avenue Portfolio
Chief Investment Officer,
Guardian Investor Services LLC

Special Note

Guardian Investor Services, LLC (GIS), the investment adviser for all of the Funds in The Park Avenue Portfolio except for the international and emerging markets funds, has agreed to acquire a majority interest in RS Investment Management Co., LLC (RS), a leading investment management firm specializing in growth and value small- and mid-cap mutual funds. We believe that the investment management expertise of RS complements our existing investment management strengths in large- and small-cap core equity and fixed income investing. This is an exciting opportunity for us to expand our presence in the investment management business that we anticipate will have benefits for shareholders.

As part of the reorganization, RS would become the advisor for all the Funds; GIS would become the subadviser for the index, asset allocation, and fixed income funds; Guardian Baillie Gifford Limited would become the subadviser for the international funds and Baillie Gifford Overseas Limited would continue to have day-to-day responsibilities for the funds management, and UBS Global Asset Management would continue to subadvise the large cap value fund.

GIS and RS also propose to integrate The Park Avenue Portfolio family of funds (the "Funds") into the RS mutual funds family (the "RS Funds"). We believe that the combination of the Funds with the RS Funds would create a more diverse fund family offering more choices to investors.

The Board of Trustees of The Park Avenue Portfolio, including a majority of independent Trustees, has approved the proposals. Shareholders of The Park Avenue Portfolio family of mutual funds will have an opportunity to vote on the proposals at a special shareholder meeting to be held on September 28, 2006. Your vote is important, no matter how many shares you own. If you have any questions, please call our Customer Service Representatives at (800) 343-0817, option 3, weekdays between 9:00 a.m. and 6:00 p.m. (Eastern Time).

Gross Domestic Product measures the value of goods and services produced in an economy.

The Morgan Stanley Capital International (MSCI) for Europe, Australia, and Far East (EAFE) is an index that is generally considered to be representative of international stock market activity. The MSCI EAFE is an unmanaged index that is not available for direct investment. Unlike mutual funds, there are no expenses associated with the index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

The S&P Index is an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is an unmanaged index that is not available for direct investment. Unlike mutual funds, there are no expenses associated with the index.

Please note that the opinions and outlooks about the markets in general and any specific securities expressed above reflect the viewpoints of Tom Sorell as of June 30, 2006. Keep in mind that market conditions are constantly evolving and that past performance is not a guarantee of future results. This shareholder letter is not part of the funds' shareholder report for legal purposes and is submitted for the general information of The Park Avenue Portfolio shareholders. This letter is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please consider the funds' investment objective, risks, fees and charges carefully before investing.

Shareholders of the Guardian-sponsored mutual funds and RS-sponsored mutual funds should read the prospectus/proxy statement or proxy statement, as applicable, for their funds carefully when it is available because it will contain important and more complete information about the proposed transactions. The prospectus/proxy statement and proxy statement will set forth the identity of the participants in the proxy solicitation and a description of the participants' direct or indirect interests, by security holdings or otherwise. No authorized offer of a security of the RS-sponsored mutual funds in connection with the proposed integration of the Guardian-sponsored funds into the RS mutual fund family may be made except pursuant to the final prospectus/proxy statement provided to shareholders of the Guardian-sponsored mutual funds. Once the prospectus/proxy statement or proxy statement, as applicable, is available, shareholders can obtain it and other relevant documents without charge at the Securities and Exchange Commission's website (www.sec.gov), or by calling Guardian at (800) 221-3253.

The Park Avenue Portfolio® family of mutual funds is sold by prospectus only. The prospectus contains important information, including fees and expenses and should be read carefully before investing or sending money. You should consider the funds' investment objectives, risks, fees and charges carefully before investing. A prospectus contains this and other important information and can be obtained from your investment professional or by calling 800-221-3253.

Shares of The Park Avenue Portfolio® family of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board, or any other agency. Investment in the funds involves risks, including possible loss of the principal amount invested. Fund shares are subject to market fluctuations and, when redeemed, may be worth more or less than their original cost.

Guardian Investor Services LLC (GIS) is the distributor of The Park Avenue Portfolio family of mutual funds. GIS is an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life), New York, NY. GIS is located at 7 Hanover Square, New York, NY 10004. 800-221-3253. GIS is a member: NASD, SIPC.

(This page intentionally left blank)

THE PARK AVENUE PORTFOLIO

Table of Contents

	Fund Highlights	Schedule of Investments
The Guardian Park Avenue Fund	2	28

The Guardian UBS Large Cap Value Fund	4	30

The Guardian Park Avenue Small Cap Fund	6	32

The Guardian UBS Small Cap Value Fund	8	34

The Guardian Asset Allocation Fund	10	36

The Guardian S&P 500 Index Fund	12	39

The Guardian Baillie Gifford International Growth Fund	14	45

The Guardian Baillie Gifford Emerging Markets Fund	16	48

The Guardian Investment Quality Bond Fund	18	50

The Guardian Low Duration Bond Fund	20	54

The Guardian High Yield Bond Fund	22	57

The Guardian Tax-Exempt Fund	24	62

The Guardian Cash Management Fund	26	65

Financial Statements (Unaudited)		68

Notes to Financial Statements (Unaudited)		76

Financial Highlights (Unaudited)		90

Board Approval of Investment Management Agreements (Unaudited)		104

(This page intentionally left blank)

About Your Semiannual Report

Information About Indexes:

Index returns are provided for comparative purposes and are quoted throughout the following fund information. Please note that the indices are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. In addition, the return figures for the index do not reflect sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

•  The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

•  The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

•  The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market.

•  The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

•  The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is an unmanaged index that is generally considered to be representative of the international growth stock market activity.

•  The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners.

•  The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

•  The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity.

•  The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity.

•  The Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity.

•  The Lehman Brothers 3-Month Treasury Bill Index is generally considered representative of the average yield of three-month Treasury Bills.

■  The Guardian Park Avenue Fund

Semiannual Report
to Shareholders

Manind V. Govil, CFA
Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 80% common stocks and securities convertible into common stocks

Inception Date:

June 1, 1972

Net Assets at
June 30, 2006:

$809,803,465

Top Ten Holdings (As of 6/30/2006)

Company	Percentage of Total Net Assets
Viacom, Inc. - Class B	3.26%
AT & T, Inc.	3.20%
Chevron Corp.	2.84%
Wyeth	2.70%
Caterpillar, Inc.	2.67%
Abbott Laboratories	2.58%
Pfizer, Inc.	2.57%
MasterCard, Inc. - Class A	2.56%
Apple Computer, Inc.	2.43%
Microsoft Corp.	2.32%

Sector Weightings vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	6/1/72	2.02%	8.88%	–0.56%	5.11%	12.61%
(w/ sales charge)	6/1/72	–2.57%	3.98%	–1.47%	4.63%	12.46%
Class B shares (w/o sales charge)	5/1/96	1.46%	7.69%	–1.55%	4.10%	4.37%
(w/ sales charge)	5/1/96	–1.54%	4.69%	–1.75%	4.10%	4.37%
Class C shares (w/o sales charge)	8/7/00	1.45%	7.64%	–1.73%	—	–8.05%
(w/ sales charge)	8/7/00	0.45%	6.64%	–1.73%	—	–8.05%
Class K shares (w/o sales charge)	5/15/01	1.87%	8.51%	–0.88%	—	–1.57%
(w/ sales charge)	5/15/01	0.87%	7.51%	–0.88%	—	–1.57%
S&P 500 Index		2.71%	8.63%	2.50%	8.32%	10.92%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Semiannual Report" page for a description of the S&P 500 Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

■  The Guardian Park Avenue Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,020.20	$4.56	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%
Class B
Actual	$1,000	$1,014.60	$10.19	2.04%
Hypothetical (5% return before expenses)	$1,000	$1,014.68	$10.19	2.04%
Class C
Actual	$1,000	$1,014.50	$10.19	2.04%
Hypothetical (5% return before expenses)	$1,000	$1,014.68	$10.19	2.04%
Class K
Actual	$1,000	$1,018.70	$6.26	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian UBS Large Cap Value Fund

Semiannual Report
to Shareholders

John Leonard,
Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

Inception Date:

February 3, 2003

Net Assets at
June 30, 2006:

$92,720,482

Top Ten Holdings (As of 6/30/2006)

Company	Percentage of Total Net Assets
Citigroup, Inc.	5.25%
Wells Fargo & Co.	4.49%
Morgan Stanley	4.37%
Marathon Oil Corp.	4.25%
J.P. Morgan Chase & Co.	3.70%
Exxon Mobil Corp.	3.63%
Wyeth	2.81%
American Int'l. Group, Inc.	2.78%
Exelon Corp.	2.51%
Sprint Nextel Corp.	2.40%

Sector Weightings vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/3/03	4.03%	11.70%	—	—	16.77%
(w/ sales charge)	2/3/03	-0.65%	6.67%	—	—	15.20%
Class B shares (w/o sales charge)	2/3/03	3.69%	10.86%	—	—	15.92%
(w/ sales charge)	2/3/03	0.69%	7.86%	—	—	15.51%
Class C shares (w/o sales charge)	2/3/03	3.69%	10.86%	—	—	15.92%
(w/ sales charge)	2/3/03	2.69%	9.86%	—	—	15.92%
Class K shares (w/o sales charge)	2/3/03	3.92%	11.41%	—	—	16.46%
(w/ sales charge)	2/3/03	2.92%	10.41%	—	—	16.46%
Russell 1000 Value Index		6.56%	12.10%	—	—	18.06%*
						*Since Class A Shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Semiannual Report" page for a description of the Russell 1000 Value Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian UBS Large Cap Value Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,040.30	$7.23	1.43%
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.15	1.43%
Class B
Actual	$1,000	$1,036.90	$11.06	2.19%
Hypothetical (5% return before expenses)	$1,000	$1,013.93	$10.94	2.19%
Class C
Actual	$1,000	$1,036.90	$11.06	2.19%
Hypothetical (5% return before expenses)	$1,000	$1,013.93	$10.94	2.19%
Class K
Actual	$1,000	$1,039.20	$8.65	1.71%
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.55	1.71%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Park Avenue Small Cap Fund

Semiannual Report
to Shareholders

Matthew Ziehl, CFA, Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 85% in a diversified portfolio of common stocks issued by companies with a small market capitalization at the time of initial purchase

Inception Date:

May 1, 1997

Net Assets at
June 30, 2006:

$171,418,607

Top Ten Holdings (As of 6/30/2006)

Company	Percentage of Total Net Assets
FactSet Research Systems, Inc.	2.61%
Affiliated Managers Group, Inc.	2.51%
Korn/Ferry Int'l.	2.16%
Resources Connection, Inc.	2.01%
WebEx Comm., Inc.	1.87%
Arris Group, Inc.	1.74%
Stericycle, Inc.	1.74%
Immucor, Inc.	1.74%
Labor Ready, Inc.	1.71%
Varian Semiconductor Equipment Assoc., Inc.	1.66%

Sector Weightings vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	5/1/97	6.35%	10.67%	7.47%	—	9.63%
(w/ sales charge)	5/1/97	1.56%	5.69%	6.48%	—	9.08%
Class B shares (w/o sales charge)	5/6/97	5.84%	9.54%	6.44%	—	8.27%
(w/ sales charge)	5/6/97	2.84%	6.54%	6.28%	—	8.27%
Class C shares (w/o sales charge)	8/7/00	5.89%	9.62%	6.34%	—	1.69%
(w/ sales charge)	8/7/00	4.89%	8.62%	6.34%	—	1.69%
Class K shares (w/o sales charge)	5/15/01	6.27%	10.36%	7.16%	—	7.17%
(w/ sales charge)	5/15/01	5.27%	9.36%	7.16%	—	7.17%
Russell 2000 Index		8.21%	14.58%	8.50%	—	9.78%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

•  Please see the "About Your Semiannual Report" page for a description of the Russell 2000 Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Park Avenue Small Cap Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,063.50	$6.45	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31	1.26%
Class B
Actual	$1,000	$1,058.40	$12.10	2.37%
Hypothetical (5% return before expenses)	$1,000	$1,013.04	$11.83	2.37%
Class C
Actual	$1,000	$1,058.90	$11.28	2.21%
Hypothetical (5% return before expenses)	$1,000	$1,013.84	$11.03	2.21%
Class K
Actual	$1,000	$1,062.70	$8.13	1.59%
Hypothetical (5% return before expenses)	$1,000	$1,016.91	$7.95	1.59%

* Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian UBS Small Cap Value Fund

Semiannual Report
to Shareholders

Wilford Talbot,
Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

Inception Date:

February 3, 2003

Net Assets at
June 30, 2006:

$45,105,230

Top Ten Holdings (As of 6/30/2006)

Company	Percentage of Total Net Assets
Apollo Investment Corp.	2.44%
LaSalle Hotel Pptys.	2.26%
Colonial BancGroup, Inc.	2.07%
Triumph Group, Inc.	2.01%
Jackson Hewitt Tax Svc., Inc.	2.01%
Nautilus, Inc.	2.00%
KMG America Corp.	1.96%
National Financial Partners Corp.	1.95%
Esterline Technologies Corp.	1.92%
Equitable Resources, Inc.	1.82%

Sector Weightings vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/3/03	1.61%	6.48%	—	—	16.64%
(w/ sales charge)	2/3/03	–2.96%	1.69%	—	—	15.07%
Class B shares (w/o sales charge)	2/3/03	1.13%	5.69%	—	—	15.73%
(w/ sales charge)	2/3/03	–1.87%	2.69%	—	—	15.31%
Class C shares (w/o sales charge)	2/3/03	1.13%	5.70%	—	—	15.74%
(w/ sales charge)	2/3/03	0.13%	4.70%	—	—	15.74%
Class K shares (w/o sales charge)	2/3/03	1.45%	6.25%	—	—	16.43%
(w/ sales charge)	2/3/03	0.45%	5.25%	—	—	16.43%
Russell 2000 Value Index		10.44%	14.61%	—	—	24.88%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

•  Please see the "About Your Semiannual Report" page for a description of the Russell 2000 Value Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian UBS Small Cap Value Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,016.10	$9.65	1.93%
Hypothetical (5% return before expenses)	$1,000	$1,015.22	$9.64	1.93%
Class B
Actual	$1,000	$1,011.30	$13.41	2.69%
Hypothetical (5% return before expenses)	$1,000	$1,011.46	$13.42	2.69%
Class C
Actual	$1,000	$1,011.30	$13.41	2.69%
Hypothetical (5% return before expenses)	$1,000	$1,011.46	$13.42	2.69%
Class K
Actual	$1,000	$1,014.50	$10.39	2.08%
Hypothetical (5% return before expenses)	$1,000	$1,014.48	$10.39	2.08%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Asset Allocation Fund

Semiannual Report
to Shareholders

Jonathan C. Jankus, CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Long- term total investment return consistent with moderate investment risk

Portfolio:

Generally purchases shares of The Guardian S&P 500 Index, The Guardian Park Avenue, The Guardian Investment Quality Bond and/or The Guardian Cash Management Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes

Inception Date:

February 16, 1993

Net Assets at
June 30, 2006:

$130,031,333

Portfolio Composition by Asset Class (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/16/93	2.75%	7.74%	2.90%	7.26%	8.39%
(w/ sales charge)	2/16/93	–1.87%	2.89%	1.96%	6.77%	8.02%
Class B shares (w/o sales charge)	5/1/96	2.18%	6.72%	2.01%	6.21%	6.39%
(w/ sales charge)	5/1/96	–0.82%	3.72%	1.82%	6.21%	6.39%
Class C shares (w/o sales charge)	8/7/00	2.19%	6.63%	1.80%	—	–0.69%
(w/ sales charge)	8/7/00	1.19%	5.63%	1.80%	—	–0.69%
Class K shares (w/o sales charge)	5/15/01	2.40%	7.15%	2.49%	—	1.61%
(w/ sales charge)	5/15/01	1.40%	6.15%	2.49%	—	1.61%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index		1.35%	4.83%	3.78%	7.82%	8.97%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  The Composite benchmark total return data is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index to reflect a 60/40 neutral weighting of the Fund. Please see the "About Your Semiannual Report" page for a description of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Asset Allocation Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,027.50	$1.86	0.37%
Hypothetical (5% return before expenses)	$1,000	$1,022.96	$1.86	0.37%
Class B
Actual	$1,000	$1,021.80	$6.27	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26	1.25%
Class C
Actual	$1,000	$1,021.90	$6.67	1.33%
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66	1.33%
Class K
Actual	$1,000	$1,024.00	$3.26	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26	0.65%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian S&P 500 Index Fund

Semiannual Report
to Shareholders

Jonathan C. Jankus, CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Seeks to track the investment performance of the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500 Index") which emphasizes securities issued by large U.S. companies

Portfolio:

At least 95% of the Fund's assets are invested in common stocks of companies included in the S&P 500 Index under normal circumstances

Inception Date:

August 7, 2000

Net Assets at
June 30, 2006:

$177,397,024

Top Ten Holdings (As of 6/30/2006)

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	3.21%
General Electric Co.	2.91%
Citigroup, Inc.	2.01%
Bank of America Corp.	1.90%
Microsoft Corp.	1.76%
Procter & Gamble Co.	1.56%
Johnson & Johnson	1.54%
Pfizer, Inc.	1.50%
American Int'l. Group, Inc.	1.32%
Altria Group, Inc.	1.29%

Sector Weightings vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	8/7/00	2.58%	8.19%	2.02%	—	–1.21%
(w/ sales charge)	8/7/00	–2.04%	3.32%	1.08%	—	–1.98%
Class B shares (w/o sales charge)	8/7/00	2.05%	7.31%	1.17%	—	–2.03%
(w/ sales charge)	8/7/00	–0.95%	4.31%	0.98%	—	–2.20%
Class C shares (w/o sales charge)	8/7/00	2.15%	7.43%	1.17%	—	–2.03%
(w/ sales charge)	8/7/00	1.15%	6.43%	1.17%	—	–2.03%
Class K shares (w/o sales charge)	5/15/01	2.27%	7.58%	1.50%	—	0.52%
(w/ sales charge)	5/15/01	1.27%	6.58%	1.50%	—	0.52%
S&P 500 Index		2.71%	8.63%	2.50%	—	–0.93%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Semiannual Report" page for a description of the S&P 500 Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian S&P 500 Index Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,025.80	$2.66	0.53%
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66	0.53%
Class B
Actual	$1,000	$1,020.50	$6.41	1.28%
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.41	1.28%
Class C
Actual	$1,000	$1,021.50	$6.42	1.28%
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.41	1.28%
Class K
Actual	$1,000	$1,022.70	$4.66	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66	0.93%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Baillie Gifford International Growth Fund

Semiannual Report
to Shareholders

R. Robin Menzies,
Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 80% in a diversified portfolio of common stocks and convertible securities of companies domiciled outside the United States

Inception Date:

February 16, 1993

Net Assets at
June 30, 2006:

$70,826,910

Top Ten Holdings (As of 6/30/2006)

Company	Country	Percentage of Total Net Assets
Total S.A.	France	2.78%
UBS AG	Switzerland	2.75%
Atlas Copco AB - Class B	Sweden	2.73%
Royal Dutch Shell PLC - Class A	United Kingdom	2.66%
Essilor Int'l. S.A.	France	2.53%
Danske Bank AS	Denmark	2.30%
Royal Bank of Scotland	United Kingdom	2.24%
GlaxoSmithKline PLC	United Kingdom	2.22%
SAP AG	Germany	2.13%
Kone OYJ - Class B	Finland	2.01%

Geographical Location vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/16/93	8.94%	26.20%	6.28%	5.48%	7.61%
(w/ sales charge)	2/16/93	4.04%	20.52%	5.31%	5.00%	7.24%
Class B shares (w/o sales charge)	5/1/96	8.22%	24.64%	5.02%	4.24%	4.23%
(w/ sales charge)	5/1/96	5.22%	21.64%	4.86%	4.24%	4.23%
Class C shares (w/o sales charge)	8/7/00	8.39%	25.04%	5.14%	—	-0.41%
(w/ sales charge)	8/7/00	7.39%	24.04%	5.14%	—	-0.41%
Class K shares (w/o sales charge)	5/15/01	8.81%	25.90%	6.10%	—	4.73%
(w/ sales charge)	5/15/01	7.81%	24.90%	6.10%	—	4.73%
MSCI EAFE Growth Index		9.55%	26.34%	8.46%	4.17%	6.44%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility.

•  Please see the "About Your Semiannual Report" page for a description of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Baillie Gifford International Growth Fund

Semiannual Report
to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,089.40	$9.01	1.74%
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70	1.74%
Class B
Actual	$1,000	$1,082.20	$15.33	2.97%
Hypothetical (5% return before expenses)	$1,000	$1,010.07	$14.80	2.97%
Class C
Actual	$1,000	$1,083.90	$13.80	2.67%
Hypothetical (5% return before expenses)	$1,000	$1,011.55	$13.32	2.67%
Class K
Actual	$1,000	$1,088.10	$10.25	1.98%
Hypothetical (5% return before expenses)	$1,000	$1,014.98	$9.89	1.98%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Baillie Gifford Emerging Markets Fund

Semiannual Report to Shareholders

Edward H. Hocknell, Portfolio Manager

Objective:

Long-term capital appreciation

Portfolio:

At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception Date:

May 1, 1997

Net Assets at
June 30, 2006:

$193,155,565

Top Ten Holdings (As of 6/30/2006)

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A. ADR	Brazil	4.25%
Samsung Corp.	South Korea	4.15%
OAO Gazprom ADR	Russia	3.96%
Itausa-Investimentos Itau S.A.	Brazil	3.29%
LUKOIL ADR	Russia	3.04%
Taiwan Semiconductor Mfg.	Taiwan	3.03%
High Tech Computer Corp.	Taiwan	2.89%
Hon Hai Precision Inds. Co. Ltd.	Taiwan	2.84%
Infosys Technologies Ltd. ADR	India	2.54%
Samsung Heavy Inds. Co. Ltd.	South Korea	2.50%

Geographical Location vs. Index (As of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	5/1/97	10.51%	42.91%	22.20%	—	10.05%
(w/ sales charge)	5/1/97	5.54%	36.48%	21.08%	—	9.50%
Class B shares (w/o sales charge)	5/6/97	9.99%	41.58%	20.91%	—	8.27%
(w/ sales charge)	5/6/97	6.99%	38.58%	20.82%	—	8.27%
Class C shares (w/o sales charge)	8/7/00	10.00%	41.65%	21.00%	—	13.92%
(w/ sales charge)	8/7/00	9.00%	40.65%	21.00%	—	13.92%
Class K shares (w/o sales charge)	5/15/01	10.33%	42.42%	21.83%	—	21.80%
(w/ sales charge)	5/15/01	9.33%	41.42%	21.83%	—	21.80%
MSCI EMF Index		7.33%	35.91%	21.54%	—	6.82%*
						*Since Class A Shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. International investing has special risks relating to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets

•  Please see the "About Your Semiannual Report" page for a description of the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian Baillie Gifford Emerging Markets Fund

Semiannual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,105.10	$8.72	1.67%
Hypothetical (5% return before expenses)	$1,000	$1,016.51	$8.35	1.67%
Class B
Actual	$1,000	$1,099.90	$13.43	2.58%
Hypothetical (5% return before expenses)	$1,000	$1,012.00	$12.87	2.58%
Class C
Actual	$1,000	$1,100.00	$13.07	2.51%
Hypothetical (5% return before expenses)	$1,000	$1,012.35	$12.52	2.51%
Class K
Actual	$1,000	$1,103.30	$10.48	2.01%
Hypothetical (5% return before expenses)	$1,000	$1,014.83	$10.04	2.01%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Investment Quality Bond Fund

Semiannual Report to Shareholders

Howard W. Chin, Co-Portfolio Manager

Robert Crimmins, Co-Portfolio Manager

Objective:

High level of current income and capital appreciation without undue risk to principal

Portfolio:

At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies

Inception Date:

February 16, 1993

Net Assets at
June 30, 2006:

$122,620,544

Top Ten Holdings (As of 6/30/2006)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA	6.500%	(30 yr. TBA)	3.28%
FHLMC	5.500%	(30 yr. TBA)	2.35%
Countrywide Home Loans	5.500%	10/25/2035	2.20%
FNMA	5.000%	4/1/2034	2.03%
U.S. Treasury Bonds	5.375%	2/15/2031	1.99%
J.P. Morgan Mtg. Tr.	6.000%	9/25/2035	1.98%
U.S. Treasury Bonds	6.250%	8/15/2023	1.96%
FHLMC	6.000%	11/1/2034	1.94%
FNMA	5.000%	8/1/2035	1.82%
Banc of America Funding Corp.	5.500%	1/25/2036	1.80%

Sector Allocation (As of 6/30/2006 and 12/31/2005)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/16/93	–0.96%	–1.36%	4.72%	5.69%	5.32%
(w/ sales charge)	2/16/93	–5.42%	–5.80%	3.76%	5.20%	4.96%
Class B shares (w/o sales charge)	8/7/00	–1.33%	–2.00%	3.96%	—	4.66%
(w/ sales charge)	8/7/00	–4.29%	–4.94%	3.79%	—	4.52%
Class C shares (w/o sales charge)	8/7/00	–1.33%	–2.00%	3.96%	—	4.66%
(w/ sales charge)	8/7/00	–2.32%	–2.98%	3.96%	—	4.66%
Class K shares (w/o sales charge)	5/15/01	–1.15%	–1.75%	4.30%	—	4.32%
(w/ sales charge)	5/15/01	–2.14%	–2.73%	4.30%	—	4.32%
Lehman Brothers Aggregate Bond Index		–0.72%	–0.81%	4.97%	6.22%	6.16%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

•  Please see the "About Your Semiannual Report" page for a description of the Lehman Brothers Aggregate Bond Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

■  The Guardian Investment Quality Bond Fund

Semiannual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$990.40	$4.24	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.53	$4.31	0.86%
Class B
Actual	$1,000	$986.70	$7.93	1.61%
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.05	1.61%
Class C
Actual	$1,000	$986.70	$7.93	1.61%
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.05	1.61%
Class K
Actual	$1,000	$988.50	$6.21	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31	1.26%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Low Duration Bond Fund

Semiannual Report to Shareholders

Howard W. Chin, Co-Portfolio Manager

Robert Crimmins, Co-Portfolio Manager

Objective:

Seeks a high level of current income, consistent with preservation of capital

Portfolio:

At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Inception Date:

July 30, 2003

Net Assets at
June 30, 2006:

$34,536,201

Top Ten Holdings (As of 6/30/2006)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA	5.125%	4/15/2011	5.13%
U.S. Treasury Notes	4.500%	11/15/2010	4.77%
FNMA	3.875%	2/15/2010	2.53%
Chase Comm'l. Mtg. Secs. Corp.	6.390%	11/18/2030	1.73%
Chase Comm'l. Mtg. Secs. Corp.	7.370%	6/19/2029	1.66%
World Omni Auto Receivables Tr.	3.820%	11/12/2011	1.64%
U.S. Treasury Notes	5.125%	6/30/2008	1.61%
FHLMC	3.150%	12/16/2008	1.61%
Ford Credit Auto Owner Tr.	4.380%	1/15/2010	1.60%
Residential Asset Mtg. Prods., Inc.	5.670%	4/25/2033	1.58%

Sector Allocation (As of 6/30/2006 and 12/31/2005)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	7/30/03	0.98%	1.47%	—	—	1.60%
(w/ sales charge)	7/30/03	–2.05%	–1.57%	—	—	1.60%
Class B shares (w/o sales charge)	7/30/03	0.61%	0.71%	—	—	0.84%
(w/ sales charge)	7/30/03	–2.39%	–2.29%	—	—	0.47%
Class C shares (w/o sales charge)	7/30/03	0.61%	0.71%	—	—	0.84%
(w/ sales charge)	7/30/03	–0.39%	–0.29%	—	—	0.84%
Class K shares (w/o sales charge)	7/30/03	0.78%	1.06%	—	—	1.20%
(w/ sales charge)	7/30/03	–0.22%	0.06%	—	—	1.20%
Lehman Brothers U.S. Government 1-3 Year Bond Index		1.08%	1.87%	—	—	1.66%*
						*Since Class A Shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

•  Low duration bond funds may not be a suitable alternative to money market funds because, unlike money market funds, low duration bond funds do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

•  Please see the "About Your Semiannual Report" page for a description of the Lehman Brothers U.S. Government 1-3 Year Bond Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 3.0%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

■  The Guardian Low Duration Bond Fund

Semiannual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,009.80	$3.99	0.80%
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01	0.80%
Class B
Actual	$1,000	$1,006.10	$7.71	1.55%
Hypothetical (5% return before expenses)	$1,000	$1,017.11	$7.75	1.55%
Class C
Actual	$1,000	$1,006.10	$7.71	1.55%
Hypothetical (5% return before expenses)	$1,000	$1,017.11	$7.75	1.55%
Class K
Actual	$1,000	$1,007.80	$5.97	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01	1.20%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian High Yield Bond Fund

Semiannual Report to Shareholders

Ho Wang,
Portfolio Manager

Objective:

Seeks current income. Capital appreciation is a secondary objective.

Portfolio:

At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated.

Inception Date:

September 1, 1998

Net Assets at
June 30, 2006:

$77,747,262

A Portfolio Management Update

Ho Wang was named Portfolio Manager of The Guardian High Yield Bond Fund in April 2006. Mr. Wang joins Guardian after serving as a Senior Portfolio Manager of High Yield Bonds at Muzinich & Co. Inc., where he was responsible for a $5 billion high yield total return portfolio. Prior to that he was a Portfolio Manager in the Fixed Income Group at Fortis Advisers, Inc., where he managed a high yield mutual fund. He has a Bachelor of Arts in Economics and Political Science from Queens College, City University of New York, and holds an M.B.A. in Finance from St. John's University. Mr. Wang is a certified public accountant.

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	9/1/98	1.18%	3.34%	7.11%	—	4.91%
(w/ sales charge)	9/1/98	–3.37%	–1.31%	6.13%	—	4.29%
Class B shares (w/o sales charge)	9/1/98	0.80%	2.57%	6.34%	—	4.01%
(w/ sales charge)	9/1/98	–2.20%	–0.43%	6.18%	—	4.01%
Class C shares (w/o sales charge)	8/7/00	0.80%	2.57%	6.34%	—	4.28%
(w/ sales charge)	8/7/00	–0.20%	1.57%	6.34%	—	4.28%
Class K shares (w/o sales charge)	5/15/01	0.98%	2.93%	6.69%	—	6.04%
(w/ sales charge)	5/15/01	–0.02%	1.93%	6.69%	—	6.04%
Lehman Brothers Corporate High Yield Bond Index		3.14%	4.80%	8.69%	—	5.88%*
						*Since Class A shares inception

Bond Quality (As of 6/30/2006 and 12/31/2005)

Source: Standard and Poor's Ratings Group

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

•  Please see the "About Your Semiannual Report" page for a description of the Lehman Brothers Corporate High Yield Bond Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

■  The Guardian High Yield Bond Fund

Semiannual Report to Shareholders

Top Ten Holdings (As of 6/30/2006)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
General Motors Acceptance Corp.	6.750%	12/1/2014	3.66%
Sierra Pacific Resources	8.625%	3/15/2014	2.18%
Lyondell Chemical Co.	10.875%	5/1/2009	1.96%
Nextel Comm., Inc.	7.375%	8/1/2015	1.77%
Mission Energy Hldg.	13.500%	7/15/2008	1.68%
TECO Energy, Inc.	7.000%	5/1/2012	1.66%
Charter Comm. Hldgs. II	10.250%	9/15/2010	1.64%
Equistar Chemicals LP	10.125%	9/1/2008	1.60%
Ford Motor Credit Co.	7.250%	10/25/2011	1.60%
Oregon Steel Mills, Inc.	10.000%	7/15/2009	1.39%

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30,2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,011.80	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000	$1,008.00	$7.97	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,008.00	$7.97	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.00	1.60%
Class K
Actual	$1,000	$1,009.80	$6.23	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Tax-Exempt Fund

Semiannual Report to Shareholders

Alexander M. Grant, Jr., Portfolio Manager

Objective:

Seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital

Portfolio:

At least 80% in investment grade municipal debt obligations

Inception Date:

February 16, 1993

Net Assets at
June 30, 2006:

$99,099,864

Top Ten Holdings (As of 6/30/2006)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
Tompkins County, NY Indl. Dev. Agy. Rev.	3.940%	7/1/2034	3.03%
Ohio St. Bldg. Auth. Ref. St. Facs. Hwy.	5.000%	10/1/2010	2.10%
California St. Var. Purp. G.O.	5.250%	11/1/2027	2.09%
New York St. Environmental Facs.,	5.000%	6/15/2025	2.09%
North Carolina St. Univ., NC Raleigh Rev. Gen. Ser. A	5.000%	10/1/2024	2.09%
Massachusetts St. G.O. Cons. Ln. Ser. C	5.000%	9/1/2025	2.08%
New York, NY City Tran. Fin. Auth. Fac. Ref.	5.000%	11/1/2008	2.07%
Puerto Rico Comwlth. Hwy. & Transitional Auth. Rev. Ser. K	5.000%	7/1/2019	2.06%
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref.	5.000%	6/1/2030	2.04%
Tobacco Settlement Fin. Corp.	5.500%	6/1/2012	1.82%

Sector Allocation (As of 6/30/2006 and 12/31/2005)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	2/16/93	–0.02%	0.15%	5.24%	5.68%	5.01%
(w/ sales charge)	2/16/93	–4.52%	–4.36%	4.28%	5.19%	4.65%
Class C shares (w/o sales charge)	8/7/00	–0.39%	–0.60%	4.45%	—	4.93%
(w/ sales charge)	8/7/00	–1.39%	–1.59%	4.45%	—	4.93%
Lehman Brothers Municipal Bond Index		0.28%	0.89%	5.05%	5.79%	5.84%*
						*Since Class A shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond's duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates is potentially greater.

Please see the "About Your Semiannual Report" page for a description of the Lehman Brothers Municipal Bond Index.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

■  The Guardian Tax-Exempt Fund

Semiannual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$999.80	$4.21	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000	$996.10	$7.92	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.00	1.60%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, and C shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Cash Management Fund

Semiannual Report to Shareholders

Alexander M. Grant, Jr., Portfolio Manager

Objective:

Seeks as high a level of current income as is consistent with liquidity and preservation of capital

Portfolio:

Short-term money market investments

Inception Date:

November 3, 1982

Net Assets at
June 30, 2006:

$428,795,172

Portfolio Statistics (as of 6/30/2006)

Average Maturity (days)	33
Yields:
Effective 7-day Yield	With subsidy 4.45% Without subsidy 4.39%
Current 7-day Yield	With subsidy 4.36% Without subsidy 4.30%

Annualized historical yields for the 7-day periods ended June 30, 2006. Effective yield assumes reinvested income. Yields will vary. The yield figures cited represent yield for Class A shares.

Sector Allocation (as of 6/30/2006)

Average Annual Total Returns (For periods ended 6/30/2006)

	Inception Date	Year to Date	1 Yr	5 Yrs	10 Yrs	Since Inception
Class A shares (w/o sales charge)	9/13/82	1.94%	3.44%	1.47%	3.14%	4.90%
Class B shares (w/o sales charge)	5/1/96	1.57%	2.67%	1.00%	2.83%	2.84%
(w/ sales charge)	5/1/96	–1.43%	–0.33%	0.81%	2.83%	2.84%
Class C shares (w/o sales charge)	8/7/00	1.57%	2.67%	1.00%	—	1.49%
(w/ sales charge)	8/7/00	0.57%	1.67%	1.00%	—	1.49%
Class K shares (w/o sales charge)	5/15/01	1.74%	3.03%	1.16%	—	1.21%
(w/ sales charge)	5/15/01	1.74%	3.03%	1.16%	—	1.21%
Lehman Brothers 3-Month T-Bill Index		2.20%	4.01%	2.25%	3.85%	5.45%*
						*Since Class A Shares inception

About information in this report:

•  It is important to consider the Fund's investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•  Please see the "About Your Semiannual Report" page for a description of the Lehman Brothers 3-Month Treasury Bill Index.

•  The Shares of The Guardian Cash Management Fund are not issued or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board or any other agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•  All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

•  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower.

■  The Guardian Cash Management Fund

Semiannual Report to Shareholders

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2006 and held for six months ended June 30, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000	$1,019.40	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000	$1,015.70	$8.00	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,015.70	$8.00	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.00	1.60%
Class K
Actual	$1,000	$1,017.40	$6.25	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26	1.25%

*  Expenses are equal to the Fund's annualized expense ratio for the Fund's Class A, B, C and K shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal half-year).

■  The Guardian Park Avenue Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 99.2%
Aerospace and Defense — 2.8%
165,900	Boeing Co.	$13,588,869
133,100	General Dynamics Corp.	8,712,726
		22,301,595
Beverages — 0.9%
121,500	PepsiCo., Inc.	7,294,860
Biotechnology — 1.1%
141,300	Genzyme Corp.*	8,626,365
Capital Markets — 5.1%
110,700	Goldman Sachs Group, Inc.	16,652,601
153,800	Legg Mason, Inc.	15,306,176
170,000	Northern Trust Corp.	9,401,000
		41,359,777
Chemicals — 1.6%
203,000	Dow Chemical Co.	7,923,090
105,100	Rohm & Haas Co.	5,267,612
		13,190,702
Commercial Banks — 3.0%
142,200	Compass Bancshares, Inc.	7,906,320
625,200	Synovus Financial Corp.	16,742,856
		24,649,176
Communications Equipment — 2.3%
918,600	Nokia Corp. ADR	18,610,836
Computers and Peripherals — 5.6%
344,700	Apple Computer, Inc.*	19,689,264
818,400	EMC Corp.*	8,977,848
521,800	Hewlett Packard Co.	16,530,624
		45,197,736
Consumer Finance — 5.2%
231,000	American Express Co.	12,293,820
313,000	Americredit Corp*	8,738,960
432,300	MasterCard, Inc. – Class A*	20,750,400
		41,783,180
Diversified Telecommunication Services — 4.3%
927,897	AT & T, Inc.	25,879,047
250,600	BellSouth Corp.	9,071,720
		34,950,767
Electric Utilities — 1.5%
211,700	Exelon Corp.	12,030,911
Electrical Equipment — 0.7%
76,500	Rockwell Automation, Inc.	5,508,765
Electronic Equipment and Instruments — 1.0%
322,100	Jabil Circuit, Inc.	8,245,760
Energy Equipment and Services — 1.5%
150,700	Transocean, Inc.*	12,104,224
Food and Staples Retailing — 2.4%
206,000	Costco Wholesale Corp.	11,768,780
163,700	Wal-Mart Stores, Inc.	7,885,429
		19,654,209
Food Products — 3.3%
295,700	Dean Foods Co.*	10,997,083
299,600	General Mills, Inc.	15,477,336
		26,474,419
Health Care Providers and Services — 1.7%
119,300	McKesson Corp.	5,640,504
188,000	UnitedHealth Group, Inc.	8,418,640
		14,059,144

Shares		Value
Hotels, Restaurants and Leisure — 2.2%
518,800	McDonald's Corp.	$17,431,680
Household Durables — 1.1%
193,800	KB Home	8,885,730
Household Products — 1.6%
229,400	Procter & Gamble Co.	12,754,640
Independent Power Producers and Energy Traders — 1.6%
704,100	AES Corp.*	12,990,645
Industrial Conglomerates — 2.9%
501,700	General Electric Co.	16,536,032
255,600	Tyco Int'l. Ltd.	7,029,000
		23,565,032
Information Technology Services — 1.8%
512,400	Accenture Ltd. – Class A	14,511,168
Insurance — 6.9%
222,700	Allstate Corp.	12,188,371
534,200	Aon Corp.	18,600,844
231,700	Fidelity National Financial, Inc.	9,024,715
462,000	Genworth Financial, Inc. – Class A	16,096,080
		55,910,010
Internet Software and Services — 1.4%
274,600	eBay, Inc.*	8,043,034
108,800	Yahoo! Inc.*	3,590,400
		11,633,434
Machinery — 3.7%
290,700	Caterpillar, Inc.	21,651,336
202,200	Ingersoll-Rand Co. Ltd. – Class A	8,650,116
		30,301,452
Media — 3.3%
735,600	Viacom, Inc. – Class B*	26,363,904
Multiline Retail — 1.6%
346,700	Federated Department Stores, Inc.	12,689,220
Oil, Gas and Consumable Fuels — 8.4%
370,700	Chevron Corp.	23,005,642
507,800	Enterprise Products Partners LP	12,644,220
212,100	Exxon Mobil Corp.	13,012,335
262,300	Noble Energy, Inc.	12,291,378
70,100	Occidental Petroleum Corp.	7,188,755
		68,142,330
Pharmaceuticals — 8.8%
478,900	Abbott Laboratories	20,884,829
125,700	AstraZeneca PLC ADR	7,519,374
887,840	Pfizer, Inc.	20,837,605
492,500	Wyeth	21,871,925
		71,113,733
Road and Rail — 1.9%
194,300	Burlington Northern Santa Fe	15,398,275
Software — 2.9%
164,100	Adobe Systems, Inc.*	4,982,076
807,600	Microsoft Corp.	18,817,080
		23,799,156
Specialty Retail — 1.4%
219,100	Home Depot, Inc.	7,841,589
118,500	Tiffany & Co.	3,912,870
		11,754,459

See notes to financial statements.

■  The Guardian Park Avenue Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Thrifts and Mortgage Finance — 1.5%
212,400	Federal Home Loan Mortgage Corp.	$12,108,924
Tobacco — 1.7%
189,600	Altria Group, Inc.	13,922,328
Wireless Telecommunication Services — 0.5%
133,000	American Tower Corp.*	4,138,960
	Total Common Stocks (Cost $758,727,423)	803,457,506
Principal Amount		Value
Repurchase Agreement — 0.5%
$3,559,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $3,560,468 at
	4.95%, due 7/3/2006 (1)
	(Cost $3,559,000)	$3,559,000
Total Investments — 99.7% (Cost $762,286,423)		807,016,506
Cash, Receivables, and Other Assets Less Liabilities — 0.3%		2,786,959
Net Assets — 100%		$809,803,465

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $3,690,000 in U.S. Government Agency, 4.75%, due 12/12/2008, with a value of $3,634,650.

Glossary:

ADR — American Depositary Receipt.

See notes to financial statements.

■  The Guardian UBS Large Cap Value Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 97.7%
Aerospace and Defense — 2.6%
17,000	Lockheed Martin Corp.	$1,219,580
18,300	Northrop Grumman Corp.	1,172,298
		2,391,878
Air Freight and Logistics — 1.9%
14,900	FedEx Corp.	1,741,214
Auto Components — 3.3%
13,500	BorgWarner, Inc.	878,850
26,100	Johnson Controls, Inc.	2,145,942
		3,024,792
Automobiles — 0.8%
13,500	Harley-Davidson, Inc.	741,015
Beverages — 1.2%
24,300	Anheuser-Busch Cos., Inc.	1,107,837
Biotechnology — 0.7%
10,800	Cephalon, Inc.*	649,080
Building Products — 1.9%
59,000	Masco Corp.	1,748,760
Capital Markets — 7.9%
60,400	Mellon Financial Corp.	2,079,572
64,100	Morgan Stanley	4,051,761
21,700	Northern Trust Corp.	1,200,010
		7,331,343
Commercial Banks — 8.9%
60,000	Fifth Third Bancorp	2,217,000
27,200	PNC Financial Svcs. Group	1,908,624
62,100	Wells Fargo & Co.	4,165,668
		8,291,292
Commercial Services and Supplies — 0.8%
47,600	Cendant Corp.	775,404
Diversified Financial Services — 10.7%
33,356	Bank of America Corp.	1,604,424
100,900	Citigroup, Inc.	4,867,416
81,600	J.P. Morgan Chase & Co.	3,427,200
		9,899,040
Diversified Telecommunication Services — 2.2%
65,900	AT & T, Inc.	1,837,951
5,567	Embarq Corp.*	228,191
		2,066,142
Electric Utilities — 6.1%
45,100	American Electric Power, Inc.	1,544,675
41,000	Exelon Corp.	2,330,030
46,500	Northeast Utilities	961,155
35,900	Pepco Hldgs., Inc.	846,522
		5,682,382
Energy Equipment and Services — 2.5%
9,300	Baker Hughes, Inc.	761,205
8,900	ENSCO Int'l., Inc.	409,578
20,500	GlobalSantaFe Corp.	1,183,875
		2,354,658
Food and Staples Retailing — 3.4%
32,600	Costco Wholesale Corp.	1,862,438
60,700	Kroger Co.	1,326,902
		3,189,340

Shares		Value
Health Care Providers and Services — 3.7%
8,400	Caremark Rx, Inc.	$418,908
23,100	Medco Health Solutions, Inc.*	1,323,168
37,600	UnitedHealth Group, Inc.	1,683,728
		3,425,804
Information Technology Services — 1.1%
36,400	Accenture Ltd. – Class A	1,030,848
Insurance — 5.9%
24,000	Allstate Corp.	1,313,520
43,700	American Int'l. Group, Inc.	2,580,485
18,800	Hartford Financial Svcs. Group, Inc.	1,590,480
		5,484,485
Internet and Catalog Retail — 0.4%
26,100	Expedia, Inc.*	390,717
Machinery — 2.2%
43,200	Illinois Tool Works, Inc.	2,052,000
Media — 5.0%
55,700	News Corp. – Class A	1,068,326
21,300	Omnicom Group, Inc.	1,897,617
79,000	The DIRECTV Group, Inc.*	1,303,500
9,900	Univision Comm., Inc. – Class A*	331,650
		4,601,093
Multi–Utilities — 1.8%
35,000	NiSource, Inc.	764,400
20,100	Sempra Energy	914,148
		1,678,548
Oil, Gas and Consumable Fuels — 7.9%
54,900	Exxon Mobil Corp.	3,368,115
47,300	Marathon Oil Corp.	3,940,090
		7,308,205
Pharmaceuticals — 4.9%
42,600	Bristol-Myers Squibb Corp.	1,101,636
13,800	Johnson & Johnson	826,896
58,600	Wyeth	2,602,426
		4,530,958
Road and Rail — 2.2%
26,100	Burlington Northern Santa Fe	2,068,425
Software — 3.5%
82,200	Microsoft Corp.	1,915,260
82,400	Symantec Corp.*	1,280,496
		3,195,756
Thrifts and Mortgage Finance — 1.8%
28,700	Federal Home Loan Mortgage Corp.	1,636,187
Wireless Telecommunication Services — 2.4%
111,342	Sprint Nextel Corp.	2,225,727
	Total Common Stocks (Cost $67,205,650)	90,622,930
Exchange-Traded Fund — 1.5%
11,100	S&P Depositary Receipts Trust
	Series I
	exp. 12/31/2099
	(Cost $1,360,518)	$1,412,808

See notes to financial statements.

■  The Guardian UBS Large Cap Value Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Repurchase Agreement — 0.8%
$719,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $719,297 at
	4.95%, due 7/3/2006 (1)
	(Cost $719,000)	$719,000
Total Investments — 100.0% (Cost $69,285,168)		92,754,738
Liabilities in Excess of Cash, Receivables and Other Assets — 0.0%		(34,256)
Net Assets — 100%		$92,720,482

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $805,000 in U.S. Government Agency, 5.50%, due 7/14/2028, with a value of $735,244.

See notes to financial statements.

■  The Guardian Park Avenue Small Cap Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 97.9%
Aerospace and Defense — 2.5%
83,500	AAR Corp.*	$1,856,205
49,100	Curtiss-Wright Corp.	1,516,208
38,300	EDO Corp.	932,222
		4,304,635
Air Freight and Logistics — 0.8%
57,000	UTi Worldwide, Inc.	1,438,110
Airlines — 2.6%
130,100	Republic Airways Hldgs., Inc.*	2,214,302
89,700	Skywest, Inc.	2,224,560
		4,438,862
Biotechnology — 2.0%
26,200	Cotherix, Inc.*	225,582
14,500	Cubist Pharmaceuticals, Inc.*	365,110
10,900	Digene Corp.*	422,266
19,400	InterMune, Inc.*	319,130
76,700	Keryx Biopharmaceuticals, Inc.*	1,089,140
12,800	Progenics Pharmaceuticals, Inc.*	307,968
4,500	United Therapeutics Corp.*	259,965
11,200	Vertex Pharmaceuticals, Inc.*	411,152
		3,400,313
Capital Markets — 5.9%
49,500	Affiliated Managers Group, Inc.*	4,301,055
134,700	Apollo Investment Corp.	2,489,256
56,300	Nuveen Investments – Class A	2,423,715
40,000	optionsXpress Hldgs., Inc.	932,400
		10,146,426
Chemicals — 1.6%
33,000	Albemarle Corp.	1,580,040
21,100	Cytec Inds., Inc.	1,132,226
		2,712,266
Commercial Banks — 5.3%
57,100	Center Financial Corp.	1,349,844
60,300	East West Bancorp, Inc.	2,285,973
22,100	IBERIABANK Corp.	1,271,634
34,200	PrivateBancorp, Inc.	1,416,222
36,200	Signature Bank*	1,172,156
33,500	SVB Financial Group*	1,522,910
		9,018,739
Commercial Services and Supplies — 8.1%
43,600	Knoll, Inc.	800,496
189,300	Korn/Ferry Int'l.*	3,708,387
129,600	Labor Ready, Inc.*	2,935,440
137,800	Resources Connection, Inc.*	3,447,756
45,800	Stericycle, Inc.*	2,981,580
		13,873,659
Communications Equipment — 3.3%
227,300	Arris Group, Inc.*	2,982,176
119,700	Polycom, Inc.*	2,623,824
		5,606,000
Computers and Peripherals — 1.2%
124,300	Palm, Inc.*	2,001,230
Diversified Consumer Services — 0.8%
34,800	Bright Horizons Family Solutions, Inc.*	1,311,612
Diversified Financial Services — 1.5%
69,700	Int'l. Securities Exchange, Inc.	2,653,479
Diversified Telecommunication Services — 0.8%
70,100	Iowa Telecom. Svcs., Inc.	1,326,292

Shares		Value
Electric Utilities — 0.9%
56,400	ITC Hldgs. Corp.	$1,499,112
Electronic Equipment and Instruments — 2.4%
102,800	Benchmark Electronics, Inc.*	2,479,536
46,400	Plexus Corp.*	1,587,344
		4,066,880
Energy Equipment and Services — 1.3%
75,100	TETRA Technologies, Inc.*	2,274,779
Food Products — 3.5%
61,400	Flowers Foods, Inc.	1,758,496
103,400	Hain Celestial Group, Inc.*	2,663,584
81,600	Reddy Ice Hldgs., Inc.	1,660,560
		6,082,640
Health Care Equipment and Supplies — 5.8%
114,200	American Medical Systems Hldgs., Inc.*	1,901,430
103,000	Conceptus, Inc.*	1,404,920
29,900	DJ Orthopedics, Inc.*	1,101,217
154,800	Immucor, Inc.*	2,976,804
30,600	Integra LifeSciences Hldgs.*	1,187,586
47,100	Kensey Nash Corp.*	1,389,450
		9,961,407
Health Care Providers and Services — 0.4%
18,600	Amedisys, Inc.*	704,940
Hotels, Restaurants and Leisure — 4.3%
92,000	Cheesecake Factory, Inc.*	2,479,400
44,900	Chipotle Mexican Grill, Inc. – Class A*	2,736,655
57,100	Orient-Express Hotels Ltd. – Class A	2,217,764
		7,433,819
Household Durables — 2.1%
50,900	Snap-On, Inc.	2,057,378
60,800	Standard Pacific Corp.	1,562,560
		3,619,938
Insurance — 3.0%
83,100	Endurance Specialty Hldgs. Ltd.	2,659,200
54,200	Hanover Insurance Group, Inc.	2,572,332
		5,231,532
Internet Software and Services — 1.9%
90,200	WebEx Comm., Inc.*	3,205,708
Life Sciences Tools and Services — 1.2%
25,400	Albany Molecular Research, Inc.*	271,272
21,000	Illumina, Inc.*	622,860
130,500	Immunicon Corp.*	679,905
15,700	Serologicals Corp.*	493,608
		2,067,645
Machinery — 2.0%
39,000	Actuant Corp. – Class A	1,948,050
60,900	Basin Water, Inc.*	610,218
18,600	IDEX Corp.	877,920
		3,436,188
Metals and Mining — 1.4%
65,000	Century Aluminum Co.*	2,319,850
Oil, Gas and Consumable Fuels — 4.9%
28,200	Alliance Resource Partners LP	1,021,686
53,700	Bill Barrett Corp.*	1,590,057
74,300	DCP Midstream Partners LP	2,095,260
98,500	Mariner Energy, Inc.*	1,809,445
63,400	Teekay LNG Partners LP	1,927,360
		8,443,808

See notes to financial statements.

■  The Guardian Park Avenue Small Cap Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Pharmaceuticals — 0.6%
43,300	Barrier Therapeutics, Inc.*	$283,182
59,050	Salix Pharmaceuticals Ltd.*	726,315
		1,009,497
Real Estate Investment Trusts — 4.1%
115,900	Ashford Hospitality Trust	1,462,658
76,700	DiamondRock Hospitality Co.	1,135,927
65,500	New Plan Excel Realty Trust	1,617,195
31,800	Reckson Assocs. Realty Corp.	1,315,884
48,500	Tanger Factory Outlet Centers, Inc.	1,569,945
		7,101,609
Road and Rail — 1.2%
103,800	Werner Enterprises, Inc.	2,104,026
Semiconductors and Semiconductor Equipment — 3.1%
77,300	Netlogic Microsystems, Inc.*	2,492,925
87,150	Varian Semiconductor Equipment Assoc., Inc.*	2,841,961
		5,334,886
Software — 9.2%
98,000	Ansoft Corp.*	2,007,040
91,900	Blackboard, Inc.*	2,661,424
94,600	FactSet Research Systems, Inc.	4,474,580
189,400	Informatica Corp.*	2,492,504
102,100	Internet Security Systems, Inc.*	1,924,585
169,480	Parametric Technology Corp.*	2,154,091
		15,714,224
Specialty Retail — 4.8%
89,700	Aeropostale, Inc.*	2,591,433
134,800	bebe stores, inc.	2,078,616
120,600	Pacific Sunwear of California, Inc.*	2,162,358
65,900	PETCO Animal Supplies, Inc.*	1,346,337
		8,178,744
Thrifts and Mortgage Finance — 2.1%
63,500	BankAtlantic Bancorp, Inc. – Class A	942,340
58,600	BankUnited Financial Corp. – Class A	1,788,472
17,600	Triad Guaranty, Inc.*	860,288
		3,591,100
Wireless Telecommunication Services — 1.3%
82,300	SBA Comm. Corp. – Class A*	2,151,322
	Total Common Stocks (Cost $152,059,196)	167,765,277

Principal Amount		Value
Repurchase Agreement — 0.5%
$856,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $856,353 at
	4.95%, due 7/3/2006 (1)
	(Cost $856,000)	$856,000
Total Investments — 98.4% (Cost $152,915,196)		168,621,277
Cash, Receivables, and Other Assets Less Liabilities — 1.6%		2,797,330
Net Assets — 100%		$171,418,607

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $910,000 in U.S. Government Agency, 4.125%, due 11/18/2009, with a value of $874,738.

See notes to financial statements.

■  The Guardian UBS Small Cap Value Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 97.5%
Aerospace and Defense — 4.1%
20,800	Esterline Technologies Corp.*	$865,072
4,500	Hexcel Corp.*	70,695
18,900	Triumph Group, Inc.*	907,200
		1,842,967
Airlines — 1.5%
20,100	AMR Corp.*	510,942
20,700	Pinnacle Airlines Corp.*	145,728
		656,670
Auto Components — 1.6%
42,300	American Axle & Mfg. Hldgs., Inc.	723,753
Biotechnology — 1.2%
20,500	Alkermes, Inc.*	387,860
9,400	Keryx Biopharmaceuticals, Inc.*	133,480
2,500	Telik, Inc.*	41,250
		562,590
Building Products — 3.0%
15,600	American Woodmark Corp.	546,624
8,100	Elkcorp	224,937
22,700	Trex Co., Inc.*	587,703
		1,359,264
Capital Markets — 3.7%
59,600	Apollo Investment Corp.	1,101,408
14,100	Lazard Ltd.	569,640
		1,671,048
Chemicals — 1.1%
10,700	Airgas, Inc.	398,575
1,900	Lubrizol Corp.	75,715
		474,290
Commercial Banks — 7.4%
28,700	Boston Private Financial Hldgs., Inc.	800,730
36,300	Colonial BancGroup, Inc.	932,184
8,800	Cullen/Frost Bankers, Inc.	504,240
27,500	Placer Sierra Bancshares	637,725
16,700	South Financial Group, Inc.	441,047
		3,315,926
Commercial Services and Supplies — 4.0%
27,000	Coinstar, Inc.*	646,380
19,600	Heidrick & Struggles Int'l., Inc.*	663,264
18,400	McGrath Rentcorp	511,704
		1,821,348
Communications Equipment — 1.5%
12,900	Harris Corp.	535,479
7,100	Plantronics, Inc.	157,691
		693,170
Containers and Packaging — 1.0%
52,500	Caraustar Inds., Inc.*	472,500
Diversified Consumer Services — 2.0%
28,900	Jackson Hewitt Tax Svc., Inc.	906,015
Diversified Financial Services — 1.3%
51,600	Primus Guaranty Ltd.*	572,760
Electric Utilities — 1.6%
25,600	Hawaiian Electric Inds., Inc.	714,496
Electrical Equipment — 1.3%
10,100	Regal-Beloit Corp.	445,915
12,900	Ultralife Batteries, Inc.*	130,677
		576,592

Shares		Value
Electronic Equipment and Instruments — 1.7%
1,100	Methode Electronics, Inc.	$11,561
32,100	Newport Corp.*	517,452
8,700	Park Electrochemical Corp.	224,025
		753,038
Energy Equipment and Services — 2.3%
17,700	Bristow Group, Inc.*	637,200
8,600	Oceaneering Int'l., Inc.*	394,310
		1,031,510
Food and Staples Retailing — 0.9%
19,100	Nash Finch Co.	406,639
Gas Utilities — 3.2%
16,500	AGL Resources, Inc.	628,980
24,500	Equitable Resources, Inc.	820,750
		1,449,730
Health Care Equipment and Supplies — 2.4%
16,700	Cooper Cos., Inc.	739,643
17,200	Syneron Medical Ltd.*	359,136
		1,098,779
Health Care Providers and Services — 6.0%
11,600	Amedisys, Inc.*	439,640
26,100	Centene Corp.*	614,133
16,100	LifePoint Hospitals, Inc.*	517,293
20,900	Molina Healthcare, Inc.*	795,245
26,700	Option Care, Inc.	319,866
		2,686,177
Hotels, Restaurants and Leisure — 1.9%
51,100	Caribou Coffee Co., Inc.*	381,206
12,400	Vail Resorts, Inc.*	460,040
		841,246
Household Durables — 5.5%
45,200	Comstock Homebuilding Cos., Inc.*	286,116
14,400	Jarden Corp.*	438,480
15,800	Lenox Group, Inc.*	112,022
6,900	Lifetime Brands, Inc.	149,523
9,300	Ryland Group, Inc.	405,201
49,600	Tempur-Pedic Int'l., Inc.*	670,096
17,600	The Yankee Candle Co., Inc.	440,176
		2,501,614
Information Technology Services — 0.8%
29,600	Bearingpoint, Inc.*	247,752
22,200	SM&A*	135,420
		383,172
Insurance — 6.2%
10,300	AmerUs Group Co.	603,065
99,500	KMG America Corp.*	882,565
19,900	National Financial Partners Corp.	881,769
26,600	Seabright Insurance Hldgs.*	428,526
		2,795,925
Internet Software and Services — 1.5%
94,400	Tumbleweed Comm. Corp.*	269,040
19,400	Websense, Inc.*	398,476
		667,516
Leisure Equipment and Products — 2.0%
57,300	Nautilus, Inc.	900,183
Life Sciences Tools and Services — 0.4%
3,500	Dionex Corp.*	191,310

See notes to financial statements.

■  The Guardian UBS Small Cap Value Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Machinery — 1.9%
12,500	Briggs & Stratton Corp.	$388,875
5,800	Harsco Corp.	452,168
		841,043
Media — 3.1%
18,100	ADVO, Inc.	445,441
21,400	Carmike Cinemas, Inc.	451,112
35,000	Radio One, Inc.*	259,000
24,300	Saga Comm., Inc.*	220,158
		1,375,711
Multiline Retail — 0.5%
15,900	Tuesday Morning Corp.	209,085
Oil, Gas and Consumable Fuels — 2.6%
13,100	Cimarex Energy Co.	563,300
27,000	EXCO Resources, Inc.*	307,800
6,900	Foundation Coal Hldgs., Inc.	323,817
		1,194,917
Personal Products — 2.0%
15,900	Chattem, Inc.*	482,883
29,200	Nu Skin Enterprises, Inc.	433,620
		916,503
Pharmaceuticals — 0.6%
23,400	Connetics Corp.*	275,184
Real Estate Investment Trusts — 5.2%
61,300	Capital Lease Fdg., Inc.	699,433
22,000	LaSalle Hotel Pptys.	1,018,600
4,200	RAIT Investment Trust	122,640
17,600	Thornburg Mortgage, Inc.	490,512
		2,331,185
Road and Rail — 2.1%
15,375	Genesee & Wyoming, Inc.*	545,351
1,100	Landstar System, Inc.	51,953
8,300	YRC Worldwide, Inc.*	349,513
		946,817
Software — 0.5%
7,900	Reynolds & Reynolds Co.	242,293
Specialty Retail — 1.3%
28,600	PETCO Animal Supplies, Inc.*	584,298
Textiles, Apparel and Luxury Goods — 1.7%
12,000	Movado Group, Inc.	275,400
28,200	True Religion Apparel, Inc.*	499,140
		774,540
Thrifts and Mortgage Finance — 3.5%
5,000	Accredited Home Lenders Hldg. Co.*	239,050
15,500	IndyMac Bancorp, Inc.	710,675
49,100	Ocwen Financial Corp.*	624,061
		1,573,786
Trading Companies and Distributors — 0.7%
13,400	Interline Brands, Inc.*	313,292
Wireless Telecommunication Services — 0.7%
51,300	InPhonic, Inc.*	323,190
	Total Common Stocks (Cost $40,386,642)	43,972,072

Principal Amount		Value
Repurchase Agreement — 2.0%
$898,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $898,370 at
	4.95%, due 7/3/2006 (1)
	(Cost $898,000)	$898,000
Total Investments — 99.5% (Cost $41,284,642)		44,870,072
Cash, Receivables, and Other Assets Less Liabilities — 0.5%		235,158
Net Assets — 100%		$45,105,230

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $1,005,000 in U.S. Government Agency, 5.50%, due 7/14/2028, with a value of $917,913.

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 4.7%
Aerospace and Defense — 0.1%
444	Boeing Co.	$36,368
536	Honeywell Int'l., Inc.	21,601
446	Lockheed Martin Corp.	31,996
312	Northrop Grumman Corp.	19,987
424	Raytheon Co.	18,897
636	United Technologies Corp.	40,335
		169,184
Air Freight and Logistics — 0.0%
619	United Parcel Svc., Inc. – Class B	50,962
Automobiles — 0.1%
2,735	Ford Motor Co.	18,953
338	General Motors Corp.	10,069
619	Harley-Davidson, Inc.	33,977
		62,999
Beverages — 0.1%
538	Anheuser-Busch Cos., Inc.	24,527
1,095	Coca-Cola Co.	47,107
967	PepsiCo., Inc.	58,059
		129,693
Biotechnology — 0.1%
742	Amgen, Inc.*	48,401
417	Biogen Idec, Inc.*	19,320
426	MedImmune, Inc.*	11,544
		79,265
Building Products — 0.0%
508	Masco Corp.	15,057
Capital Markets — 0.1%
194	Ameriprise Financial, Inc.	8,666
347	Bank of New York, Inc.	11,173
48	Charles Schwab Corp.	767
300	Goldman Sachs Group, Inc.	45,129
160	Lehman Brothers Hldgs., Inc.	10,424
756	Mellon Financial Corp.	26,029
410	Merrill Lynch & Co., Inc.	28,520
452	Morgan Stanley	28,571
57	State Street Corp.	3,311
		162,590
Chemicals — 0.1%
567	Dow Chemical Co.	22,130
335	E.I. Du Pont de Nemours & Co.	13,936
385	Monsanto Co.	32,413
574	PPG Inds., Inc.	37,884
170	Rohm & Haas Co.	8,521
		114,884
Commercial Banks — 0.2%
872	BB&T Corp.	36,266
617	Fifth Third Bancorp	22,798
1,410	KeyCorp	50,309
712	U.S. Bancorp	21,987
1,292	Wachovia Corp.	69,871
750	Wells Fargo & Co.	50,310
		251,541
Commercial Services and Supplies — 0.0%
796	Cendant Corp.	12,967
307	Cintas Corp.	12,206
479	Waste Management, Inc.	17,187
		42,360

Shares		Value
Communications Equipment — 0.1%
2,325	Cisco Systems, Inc.*	$45,407
1,682	Corning, Inc.*	40,688
2,075	Motorola, Inc.	41,811
968	QUALCOMM, Inc.	38,788
		166,694
Computers and Peripherals — 0.2%
776	Dell, Inc.*	18,942
2,986	EMC Corp.*	32,757
1,615	Hewlett Packard Co.	51,163
866	Int'l. Business Machines	66,526
6,516	Sun Microsystems, Inc.*	27,041
		196,429
Consumer Finance — 0.1%
972	American Express Co.	51,730
146	Capital One Financial Corp.	12,475
865	SLM Corp.	45,776
		109,981
Distributors — 0.0%
667	Genuine Parts Co.	27,787
Diversified Financial Services — 0.3%
3,520	Bank of America Corp.	169,312
3,073	Citigroup, Inc.	148,241
466	J.P. Morgan Chase & Co.	19,572
		337,125
Diversified Telecommunication Services — 0.1%
2,350	AT & T, Inc.	65,541
1,378	BellSouth Corp.	49,884
85	Embarq Corp.*	3,484
1,371	Verizon Comm.	45,915
		164,824
Electric Utilities — 0.1%
505	Entergy Corp.	35,729
250	Exelon Corp.	14,207
728	FPL Group, Inc.	30,125
495	Progress Energy, Inc.	21,221
1,250	Southern Co.	40,062
		141,344
Electrical Equipment — 0.0%
424	Cooper Inds. Ltd. – Class A	39,398
Electronic Equipment and Instruments — 0.0%
2,123	Solectron Corp.*	7,261
Energy Equipment and Services — 0.1%
705	Baker Hughes, Inc.	57,704
1,162	Schlumberger Ltd.	75,658
		133,362
Food and Staples Retailing — 0.1%
1,240	CVS Corp.	38,068
1,009	Kroger Co.	22,057
699	Safeway, Inc.	18,174
152	Supervalu, Inc.	4,666
1,295	Wal-Mart Stores, Inc.	62,380
		145,345
Food Products — 0.1%
994	Archer-Daniels-Midland Co.	41,032
321	Campbell Soup Co.	11,912
162	ConAgra Foods, Inc.	3,582
128	General Mills, Inc.	6,613
224	H.J. Heinz Co.	9,233

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
234	Hershey Co.	$12,887
512	Kellogg Co.	24,796
461	W.M. Wrigley Jr. Co.	20,911
		130,966
Health Care Equipment and Supplies — 0.1%
328	Baxter Int'l., Inc.	12,057
22	Becton Dickinson & Co., Inc.	1,345
632	Boston Scientific Corp.*	10,643
272	C.R. Bard, Inc.	19,927
956	Medtronic, Inc.	44,856
584	St. Jude Medical, Inc.*	18,933
588	Stryker Corp.	24,761
384	Zimmer Hldgs., Inc.*	21,780
		154,302
Health Care Providers and Services — 0.1%
596	AmerisourceBergen Corp.	24,984
246	Cigna Corp.	24,233
306	HCA, Inc.	13,204
1,529	Health Management Assoc., Inc. – Class A	30,137
378	McKesson Corp.	17,872
1,512	Tenet Healthcare Corp.*	10,554
258	WellPoint, Inc.*	18,775
		139,759
Hotels, Restaurants and Leisure — 0.1%
90	Carnival Corp.	3,757
551	McDonald's Corp.	18,514
1,286	Starbucks Corp.*	48,559
		70,830
Household Products — 0.1%
614	Clorox Co.	37,436
55	Kimberly-Clark Corp.	3,393
1,874	Procter & Gamble Co.	104,194
		145,023
Independent Power Producers and Energy Traders — 0.0%
1,368	AES Corp.*	25,240
184	TXU Corp.	11,001
		36,241
Industrial Conglomerates — 0.2%
636	3M Co.	51,370
5,003	General Electric Co.	164,899
1,024	Tyco Int'l. Ltd.	28,160
		244,429
Information Technology Services — 0.1%
242	Automatic Data Processing, Inc.	10,975
1,125	Electronic Data Systems Corp.	27,067
116	First Data Corp.	5,225
957	Paychex, Inc.	37,304
108	Sabre Hldgs. Corp. – Class A	2,376
		82,947
Insurance — 0.2%
153	AFLAC, Inc.	7,092
408	Allstate Corp.	22,330
1,615	American Int'l. Group, Inc.	95,366
362	Chubb Corp.	18,064
558	Loews Corp.	19,781
664	Marsh & McLennan Cos., Inc.	17,855
884	MetLife, Inc.	45,270
1,012	Progressive Corp.	26,018
687	St. Paul Travelers Cos., Inc.	30,626
		282,402

Shares		Value
Internet Software and Services — 0.0%
784	Yahoo! Inc.*	$25,872
Leisure Equipment and Products — 0.0%
849	Eastman Kodak Co.	20,189
1,448	Mattel, Inc.	23,907
		44,096
Machinery — 0.1%
452	Caterpillar, Inc.	33,665
391	Deere & Co.	32,645
		66,310
Media — 0.2%
374	CBS Corp. – Class B	10,117
1,846	Clear Channel Comm., Inc.	57,134
1,017	Comcast Corp. – Class A*	33,296
429	Gannett Co., Inc.	23,994
495	New York Times Co. – Class A	12,147
2,712	Time Warner, Inc.	46,918
77	Tribune Co.	2,497
374	Viacom, Inc. – Class B*	13,404
967	Walt Disney Co.	29,010
		228,517
Metals and Mining — 0.0%
1,064	Alcoa, Inc.	34,431
Multiline Retail — 0.1%
702	Kohl's Corp.*	41,502
481	Target Corp.	23,507
		65,009
Multi–Utilities — 0.0%
404	Duke Energy Corp.	11,865
82	Public Svc. Enterprise Group, Inc.	5,422
		17,287
Oil, Gas and Consumable Fuels — 0.4%
412	Anadarko Petroleum Corp.	19,648
1,774	Chevron Corp.	110,095
1,178	ConocoPhillips	77,194
1,936	El Paso Corp.	29,040
3,898	Exxon Mobil Corp.	239,142
		475,119
Personal Products — 0.0%
852	Avon Products, Inc.	26,412
Pharmaceuticals — 0.2%
216	Allergan, Inc.	23,168
962	Bristol-Myers Squibb Corp.	24,878
449	Eli Lilly & Co.	24,816
1,772	Johnson & Johnson	106,178
979	King Pharmaceuticals, Inc.*	16,643
4,515	Pfizer, Inc.	105,967
475	Schering-Plough Corp.	9,039
		310,689
Real Estate Investment Trusts — 0.0%
483	Plum Creek Timber Co., Inc.	17,146
472	Simon Ppty. Group, Inc.	39,148
		56,294
Road and Rail — 0.1%
552	Burlington Northern Santa Fe	43,746
374	Union Pacific Corp.	34,767
		78,513

See notes to financial statements.

■  The Guardian Asset Allocation Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Semiconductors and Semiconductor Equipment — 0.2%
54	Analog Devices, Inc.	$1,736
548	Applied Materials, Inc.	8,921
432	Broadcom Corp. – Class A*	12,982
670	Freescale Semiconductor, Inc. – Class B*	19,698
3,330	Intel Corp.	63,104
1,048	KLA-Tencor Corp.	43,565
249	Linear Technology Corp.	8,339
494	Maxim Integrated Products, Inc.	15,862
702	Micron Technology, Inc.*	10,572
1,503	Texas Instruments, Inc.	45,526
		230,305
Software — 0.2%
1,104	Adobe Systems, Inc.*	33,517
490	CA, Inc.	10,070
5,145	Microsoft Corp.	119,878
1,479	Symantec Corp.*	22,984
		186,449
Specialty Retail — 0.1%
716	Bed, Bath & Beyond, Inc.*	23,750
645	Best Buy Co., Inc.	35,372
247	Gap, Inc.	4,298
943	Home Depot, Inc.	33,750
315	Lowe's Cos., Inc.	19,111
648	Staples, Inc.	15,759
		132,040
Textiles, Apparel and Luxury Goods — 0.0%
455	NIKE, Inc. – Class B	36,855
Thrifts and Mortgage Finance — 0.0%
350	Federal National Mortgage Assn.	16,835
645	Washington Mutual, Inc.	29,399
		46,234
Tobacco — 0.1%
1,216	Altria Group, Inc.	89,291
509	UST, Inc.	23,002
		112,293
Wireless Telecommunication Services — 0.1%
364	ALLTEL Corp.	23,234
1,710	Sprint Nextel Corp.	34,183
		57,417
	Total Common Stocks (Cost $5,885,443)	6,065,126
Mutual Fund — 92.8%
Equity — 92.8%
13,845,445	The Guardian S&P 500 Index
	Fund, Class A† (1)
	(Cost $120,213,074)	$120,732,285

Principal Amount		Value
U.S. Government Securities — 0.8%
U.S. Treasury Bills — 0.8%
	U.S. Treasury Bills
$800,000	4.675% due 8/31/2006 (2)	$793,663
300,000	4.80% due 9/21/2006 (2)	296,757
	Total U.S. Government Securities (Cost $1,090,420)	1,090,420
Repurchase Agreement — 1.7%
$2,175,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $2,175,897 at
	4.95%, due 7/3/2006 (3)
	(Cost $2,175,000)	$2,175,000
Total Investments — 100.0% (Cost $129,363,937)		130,062,831
Liabilities in Excess of Cash, Receivables and Other Assets — 0.0%		(31,498)
Net Assets — 100%		$130,031,333

  *  Non-income producing security.

  †  The Guardian S&P 500 Index Fund financial statements and financial highlights are included herein.

  (1)  Majority-owned subsidiary.

  (2)  The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

  (3)  The repurchase agreement is fully collateralized by $2,220,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $2,220,000.

Contracts	Description	Expiration	Unrealized Appreciation
Sold Futures Contracts
66	S & P 500 Index	9/2006	$323,069

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 98.9%
Aerospace and Defense — 2.4%
12,088	Boeing Co.	$990,128
6,250	General Dynamics Corp.	409,125
2,343	Goodrich Corp.	94,400
13,224	Honeywell Int'l., Inc.	532,927
1,600	L-3 Comm. Hldgs., Inc.	120,672
5,204	Lockheed Martin Corp.	373,335
5,740	Northrop Grumman Corp.	367,704
6,629	Raytheon Co.	295,455
2,645	Rockwell Collins, Inc.	147,776
15,510	United Technologies Corp.	983,644
		4,315,166
Air Freight and Logistics — 1.0%
4,550	FedEx Corp.	531,713
15,915	United Parcel Svc., Inc. – Class B	1,310,282
		1,841,995
Airlines — 0.1%
12,232	Southwest Airlines Co.	200,238
Auto Components — 0.2%
945	Cooper Tire & Rubber Co.	10,527
1,665	Goodyear Tire & Rubber Co.*	18,482
2,858	Johnson Controls, Inc.	234,985
		263,994
Automobiles — 0.4%
28,459	Ford Motor Co.	197,221
8,879	General Motors Corp.	264,505
4,838	Harley-Davidson, Inc.	265,558
		727,284
Beverages — 2.1%
11,891	Anheuser-Busch Cos., Inc.	542,111
690	Brown-Forman Corp. – Class B	49,300
32,032	Coca-Cola Co.	1,378,017
4,764	Coca-Cola Enterprises, Inc.	97,043
3,100	Constellation Brands, Inc. – Class A*	77,500
525	Molson Coors Brewing Co. – Class B	35,637
2,459	Pepsi Bottling Group, Inc.	79,057
25,065	PepsiCo., Inc.	1,504,902
		3,763,567
Biotechnology — 1.3%
18,058	Amgen, Inc.*	1,177,924
5,322	Biogen Idec, Inc.*	246,568
4,379	Genzyme Corp.*	267,338
7,600	Gilead Sciences, Inc.*	449,616
3,661	MedImmune, Inc.*	99,213
		2,240,659
Building Products — 0.2%
3,186	American Standard Cos., Inc.	137,858
5,783	Masco Corp.	171,408
		309,266
Capital Markets — 3.4%
3,930	Ameriprise Financial, Inc.	175,553
11,877	Bank of New York, Inc.	382,439
1,889	Bear Stearns Cos., Inc.	264,611
13,989	Charles Schwab Corp.	223,544
5,500	E*TRADE Financial Corp.*	125,510
1,600	Federated Investors, Inc. – Class B	50,400
2,401	Franklin Resources, Inc.	208,431

Shares		Value
6,666	Goldman Sachs Group, Inc.	$1,002,766
3,184	Janus Capital Group, Inc.	56,994
1,900	Legg Mason, Inc.	189,088
8,398	Lehman Brothers Hldgs., Inc.	547,130
6,309	Mellon Financial Corp.	217,219
14,354	Merrill Lynch & Co., Inc.	998,464
16,508	Morgan Stanley	1,043,471
3,195	Northern Trust Corp.	176,684
5,114	State Street Corp.	297,072
3,456	T. Rowe Price Group, Inc.	130,671
		6,090,047
Chemicals — 1.5%
3,281	Air Products & Chemicals, Inc.	209,722
966	Ashland, Inc.	64,432
13,965	Dow Chemical Co.	545,054
13,809	E.I. Du Pont de Nemours & Co.	574,454
1,083	Eastman Chemical Co.	58,482
3,253	Ecolab, Inc.	132,007
1,497	Hercules, Inc.*	22,844
1,377	Int'l. Flavors & Fragrances, Inc.	48,525
4,436	Monsanto Co.	373,467
2,774	PPG Inds., Inc.	183,084
5,132	Praxair, Inc.	277,128
1,534	Rohm & Haas Co.	76,884
1,093	Sigma-Aldrich	79,396
		2,645,479
Commercial Banks — 4.2%
5,373	AmSouth Bancorporation	142,116
8,563	BB&T Corp.	356,135
2,548	Comerica, Inc.	132,471
2,700	Commerce Bancorp, Inc.	96,309
1,900	Compass Bancshares, Inc.	105,640
7,546	Fifth Third Bancorp	278,825
1,845	First Horizon Nat'l. Corp.	74,169
3,600	Huntington Bancshares, Inc.	84,888
6,165	KeyCorp	219,967
1,300	M & T Bank Corp.	153,296
3,714	Marshall & Ilsley Corp.	169,878
8,365	National City Corp.	302,729
7,607	North Fork Bancorporation, Inc.	229,503
4,177	PNC Financial Svcs. Group	293,100
7,283	Regions Financial Corp.	241,213
5,676	SunTrust Banks, Inc.	432,852
4,926	Synovus Financial Corp.	131,918
28,304	U.S. Bancorp	874,028
24,714	Wachovia Corp.	1,336,533
25,987	Wells Fargo & Co.	1,743,208
1,438	Zions Bancorporation	112,078
		7,510,856
Commercial Services and Supplies — 0.7%
4,995	Allied Waste Inds., Inc.*	56,743
1,581	Avery Dennison Corp.	91,793
15,262	Cendant Corp.	248,618
2,425	Cintas Corp.	96,418
2,052	Equifax, Inc.	70,466
1,707	Monster Worldwide, Inc.*	72,820
3,634	Pitney Bowes, Inc.	150,084
2,723	R.R. Donnelley & Sons Co.	87,000
2,547	Robert Half Int'l., Inc.	106,974
8,974	Waste Management, Inc.	321,987
		1,302,903

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Communications Equipment — 2.7%
1,590	ADC Telecomm., Inc.*	$26,807
2,400	Andrew Corp.*	21,264
6,102	Avaya, Inc.*	69,685
10,503	CIENA Corp.*	50,519
94,742	Cisco Systems, Inc.*	1,850,311
2,380	Comverse Technology, Inc.*	47,053
23,897	Corning, Inc.*	578,069
23,634	JDS Uniphase Corp.*	59,794
8,600	Juniper Networks, Inc.*	137,514
67,556	Lucent Technologies, Inc.*	163,486
36,825	Motorola, Inc.	742,024
25,304	QUALCOMM, Inc.	1,013,931
5,897	Tellabs, Inc.*	78,489
		4,838,946
Computers and Peripherals — 3.4%
12,669	Apple Computer, Inc.*	723,653
35,726	Dell, Inc.*	872,072
36,868	EMC Corp.*	404,442
4,621	Gateway, Inc.*	8,780
43,898	Hewlett Packard Co.	1,390,689
23,981	Int'l. Business Machines	1,842,220
1,823	Lexmark Int'l. Group, Inc. – Class A*	101,778
2,758	NCR Corp.*	101,053
5,702	Network Appliance, Inc.*	201,281
2,698	QLogic Corp.*	46,513
2,600	SanDisk Corp.*	132,548
54,932	Sun Microsystems, Inc.*	227,968
		6,052,997
Construction and Engineering — 0.1%
1,550	Fluor Corp.	144,042
Construction Materials — 0.1%
1,439	Vulcan Materials Co.	112,242
Consumer Finance — 1.0%
19,651	American Express Co.	1,045,826
3,450	Capital One Financial Corp.	294,803
7,101	SLM Corp.	375,785
		1,716,414
Containers and Packaging — 0.2%
1,626	Ball Corp.	60,227
1,504	Bemis Co., Inc.	46,052
2,261	Pactiv Corp.*	55,960
1,781	Sealed Air Corp.	92,754
1,394	Temple-Inland, Inc.	59,761
		314,754
Distributors — 0.1%
2,486	Genuine Parts Co.	103,567
Diversified Consumer Services — 0.1%
1,845	Apollo Group, Inc. – Class A*	95,331
5,208	H & R Block, Inc.	124,263
		219,594
Diversified Financial Services — 5.4%
70,201	Bank of America Corp.	3,376,668
3,200	CIT Group, Inc.	167,328
73,862	Citigroup, Inc.	3,563,103
54,053	J.P. Morgan Chase & Co.	2,270,226
3,318	Moody's Corp.	180,698
		9,558,023

Shares		Value
Diversified Telecommunication Services — 2.6%
58,267	AT & T, Inc.	$1,625,067
28,012	BellSouth Corp.	1,014,034
1,992	CenturyTel, Inc.	74,003
6,319	Citizens Comm. Co.	82,463
2,290	Embarq Corp.*	93,867
23,023	Qwest Comm. Int'l., Inc.*	186,256
44,585	Verizon Comm.	1,493,152
		4,568,842
Electric Utilities — 1.5%
2,653	Allegheny Energy, Inc.*	98,347
6,284	American Electric Power, Inc.	215,227
4,648	Edison Int'l.	181,272
3,618	Entergy Corp.	255,974
9,704	Exelon Corp.	551,479
5,049	FirstEnergy Corp.	273,706
5,814	FPL Group, Inc.	240,583
1,212	Pinnacle West Capital Corp.	48,371
5,384	PPL Corp.	173,903
4,069	Progress Energy, Inc.	174,438
12,246	Southern Co.	392,484
		2,605,784
Electrical Equipment — 0.5%
2,786	American Power Conversion Corp.	54,299
1,359	Cooper Inds. Ltd. – Class A	126,278
6,564	Emerson Electric Co.	550,129
2,645	Rockwell Automation, Inc.	190,467
		921,173
Electronic Equipment and Instruments — 0.3%
7,382	Agilent Technologies, Inc.*	232,976
2,726	Jabil Circuit, Inc.	69,786
2,802	Molex, Inc.	94,063
7,816	Sanmina-SCI Corp.*	35,954
12,349	Solectron Corp.*	42,233
3,132	Symbol Technologies, Inc.	33,794
1,336	Tektronix, Inc.	39,305
		548,111
Energy Equipment and Services — 2.0%
5,434	B.J. Svcs. Co.	202,471
5,564	Baker Hughes, Inc.	455,414
8,090	Halliburton Co.	600,359
4,784	Nabors Inds., Inc.*	161,651
2,600	National-Oilwell Varco, Inc.*	164,632
2,008	Noble Corp.	149,435
1,317	Rowan Cos., Inc.	46,872
17,806	Schlumberger Ltd.	1,159,349
4,872	Transocean, Inc.*	391,319
5,500	Weatherford Int'l. Ltd.*	272,910
		3,604,412
Food and Staples Retailing — 2.4%
7,059	Costco Wholesale Corp.	403,281
12,602	CVS Corp.	386,881
11,800	Kroger Co.	257,948
7,230	Safeway, Inc.	187,980
2,959	Supervalu, Inc.	90,841
9,731	Sysco Corp.	297,379
37,952	Wal-Mart Stores, Inc.	1,828,148
15,872	Walgreen Co.	711,701
2,200	Whole Foods Market, Inc.	142,208
		4,306,367

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Food Products — 1.1%
9,568	Archer-Daniels-Midland Co.	$394,967
2,069	Campbell Soup Co.	76,781
8,628	ConAgra Foods, Inc.	190,765
1,200	Dean Foods Co.*	44,628
5,846	General Mills, Inc.	302,004
5,823	H.J. Heinz Co.	240,024
2,920	Hershey Co.	160,805
2,444	Kellogg Co.	118,363
1,968	McCormick & Co., Inc.	66,027
12,269	Sara Lee Corp.	196,549
3,000	Tyson Foods, Inc. – Class A	44,580
2,912	W.M. Wrigley Jr. Co.	132,088
		1,967,581
Gas Utilities — 0.0%
674	NICOR, Inc.	27,971
527	Peoples Energy Corp.	18,925
		46,896
Health Care Equipment and Supplies — 1.5%
755	Bausch & Lomb, Inc.	37,025
9,370	Baxter Int'l., Inc.	344,441
3,689	Becton Dickinson & Co., Inc.	225,509
3,846	Biomet, Inc.	120,341
18,618	Boston Scientific Corp.*	313,527
1,442	C.R. Bard, Inc.	105,641
2,380	Hospira, Inc.*	102,197
18,880	Medtronic, Inc.	885,850
5,634	St. Jude Medical, Inc.*	182,654
4,894	Stryker Corp.	206,086
3,813	Zimmer Hldgs., Inc.*	216,274
		2,739,545
Health Care Providers and Services — 2.7%
9,344	Aetna, Inc.	373,106
3,708	AmerisourceBergen Corp.	155,439
6,258	Cardinal Health, Inc.	402,577
6,800	Caremark Rx, Inc.	339,116
1,821	Cigna Corp.	179,387
3,000	Coventry Health Care, Inc.*	164,820
2,330	Express Scripts, Inc.*	167,154
6,262	HCA, Inc.	270,205
3,671	Health Management Assoc., Inc. – Class A	72,356
2,389	Humana, Inc.*	128,289
2,100	Laboratory Corp. of America*	130,683
1,456	Manor Care, Inc.	68,316
4,585	McKesson Corp.	216,779
4,611	Medco Health Solutions, Inc.*	264,118
1,800	Patterson Cos., Inc.*	62,874
2,476	Quest Diagnostics, Inc.	148,362
6,941	Tenet Healthcare Corp.*	48,448
20,640	UnitedHealth Group, Inc.	924,259
10,412	WellPoint, Inc.*	757,681
		4,873,969
Health Care Technology — 0.1%
3,317	IMS Health, Inc.	89,061
Hotels, Restaurants and Leisure — 1.5%
6,814	Carnival Corp.	284,416
2,575	Darden Restaurants, Inc.	101,455
2,649	Harrah's Entertainment, Inc.	188,556
5,226	Hilton Hotels Corp.	147,791
5,356	Int'l. Game Technology	203,207
4,086	Marriott Int'l., Inc. – Class A	155,758

Shares		Value
20,021	McDonald's Corp.	$672,706
12,296	Starbucks Corp.*	464,297
3,141	Starwood Hotels & Resorts Worldwide, Inc.	189,528
1,623	Wendy's Int'l., Inc.	94,605
4,234	Yum! Brands, Inc.	212,843
		2,715,162
Household Durables — 0.6%
1,127	Black & Decker Corp.	95,187
2,084	Centex Corp.	104,825
4,100	D.R. Horton, Inc.	97,662
2,219	Fortune Brands, Inc.	157,571
900	Harman Int'l. Inds., Inc.	76,833
1,236	KB Home	56,671
2,782	Leggett & Platt, Inc.	69,494
2,100	Lennar Corp. – Class A	93,177
3,827	Newell Rubbermaid, Inc.	98,851
2,692	Pulte Homes, Inc.	77,503
811	Snap-On, Inc.	32,781
1,228	Stanley Works	57,986
1,060	Whirlpool Corp.	87,609
		1,106,150
Household Products — 2.1%
1,690	Clorox Co.	103,039
8,248	Colgate-Palmolive Co.	494,055
6,804	Kimberly-Clark Corp.	419,807
49,801	Procter & Gamble Co.	2,768,936
		3,785,837
Independent Power Producers and Energy Traders — 0.4%
10,232	AES Corp.*	188,781
2,535	Constellation Energy Group, Inc.	138,208
4,647	Dynegy, Inc. – Class A*	25,419
6,690	TXU Corp.	399,995
		752,403
Industrial Conglomerates — 4.0%
11,794	3M Co.	952,602
156,666	General Electric Co.	5,163,711
2,056	Textron, Inc.	189,522
31,410	Tyco Int'l. Ltd.	863,775
		7,169,610
Information Technology Services — 1.1%
2,100	Affiliated Computer Svcs., Inc. – Class A*	108,381
9,179	Automatic Data Processing, Inc.	416,268
2,951	Computer Sciences Corp.*	142,946
2,482	Convergys Corp.*	48,399
7,704	Electronic Data Systems Corp.	185,358
12,005	First Data Corp.	540,705
2,689	Fiserv, Inc.*	121,973
6,010	Paychex, Inc.	234,270
1,910	Sabre Hldgs. Corp. – Class A	42,020
4,516	Unisys Corp.*	28,361
		1,868,681
Insurance — 4.6%
4,286	ACE Ltd.	216,829
7,659	AFLAC, Inc.	354,995
9,558	Allstate Corp.	523,109
1,504	Ambac Financial Group, Inc.	121,974
39,706	American Int'l. Group, Inc.	2,344,639
4,649	Aon Corp.	161,878
5,778	Chubb Corp.	288,322
3,377	Cincinnati Financial Corp.	158,753

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
6,100	Genworth Financial, Inc. – Class A	$212,524
4,461	Hartford Financial Svcs. Group, Inc.	377,401
4,765	Lincoln Nat'l. Corp.	268,937
6,753	Loews Corp.	239,394
7,535	Marsh & McLennan Cos., Inc.	202,616
2,115	MBIA, Inc.	123,833
11,597	MetLife, Inc.	593,882
4,016	Principal Financial Group, Inc.	223,491
11,744	Progressive Corp.	301,938
7,527	Prudential Financial, Inc.	584,848
1,823	SAFECO Corp.	102,726
10,367	St. Paul Travelers Cos., Inc.	462,161
931	Torchmark Corp.	56,530
4,975	UnumProvident Corp.	90,197
2,213	XL Capital Ltd. – Class A	135,657
		8,146,634
Internet and Catalog Retail — 0.1%
4,900	Amazon.com, Inc*	189,532
Internet Software and Services — 1.4%
17,312	eBay, Inc.*	507,068
3,000	Google, Inc. – Class A*	1,257,990
3,300	VeriSign, Inc.*	76,461
20,701	Yahoo! Inc.*	683,133
		2,524,652
Leisure Equipment and Products — 0.2%
1,223	Brunswick Corp.	40,665
4,324	Eastman Kodak Co.	102,825
2,426	Hasbro, Inc.	43,935
6,117	Mattel, Inc.	100,991
		288,416
Life Sciences Tools and Services — 0.3%
3,019	Applera Corp.-Applied Biosystems Group	97,665
1,700	Fisher Scientific Int'l., Inc.*	124,185
653	Millipore Corp.*	41,132
2,010	PerkinElmer, Inc.	42,009
2,568	Thermo Electron Corp.*	93,064
2,045	Waters Corp.*	90,798
		488,853
Machinery — 1.6%
10,476	Caterpillar, Inc.	780,252
571	Cummins, Inc.	69,805
3,776	Danaher Corp.	242,872
3,730	Deere & Co.	311,418
2,911	Dover Corp.	143,891
2,354	Eaton Corp.	177,492
5,742	Illinois Tool Works, Inc.	272,745
5,306	Ingersoll-Rand Co. Ltd. – Class A	226,991
2,512	ITT Inds., Inc.	124,344
1,366	Navistar Int'l. Corp.*	33,617
2,467	PACCAR, Inc.	203,231
1,735	Pall Corp.	48,580
1,682	Parker-Hannifin Corp.	130,523
		2,765,761
Media — 3.4%
11,795	CBS Corp. – Class B	319,055
9,260	Clear Channel Comm., Inc.	286,597
32,394	Comcast Corp. – Class A*	1,060,580
1,237	Dow Jones & Co., Inc.	43,307
4,065	Gannett Co., Inc.	227,355
5,651	Interpublic Group Cos., Inc.*	47,186
684	McClatchy Co. – Class A	27,453

Shares		Value
5,632	McGraw-Hill Cos., Inc.	$282,895
690	Meredith Corp.	34,183
2,319	New York Times Co. – Class A	56,908
31,800	News Corp. – Class A	609,924
2,399	Omnicom Group, Inc.	213,727
1,400	E.W. Scripps Co. – Class A	60,396
68,118	Time Warner, Inc.	1,178,441
3,202	Tribune Co.	103,841
3,287	Univision Comm., Inc. – Class A*	110,115
10,995	Viacom, Inc. – Class B*	394,061
31,096	Walt Disney Co.	932,880
		5,988,904
Metals and Mining — 0.9%
13,096	Alcoa, Inc.	423,787
1,448	Allegheny Technologies, Inc.	100,259
2,626	Freeport-McMoran Copper & Gold, Inc. – Class B	145,507
7,119	Newmont Mining Corp.	376,809
4,870	Nucor Corp.	264,197
2,850	Phelps Dodge Corp.	234,156
1,892	United States Steel Corp.	132,667
		1,677,382
Multiline Retail — 1.2%
1,561	Big Lots, Inc.*	26,662
1,201	Dillards, Inc. – Class A	38,252
4,737	Dollar General Corp.	66,223
2,900	Family Dollar Stores, Inc.	70,847
8,336	Federated Department Stores, Inc.	305,098
3,029	J.C. Penney Co., Inc.	204,488
5,280	Kohl's Corp.*	312,153
2,774	Nordstrom, Inc.	101,251
1,563	Sears Hldgs. Corp.*	242,015
13,845	Target Corp.	676,605
		2,043,594
Multi–Utilities — 1.3%
3,771	Ameren Corp.	190,436
4,248	CenterPoint Energy, Inc.	53,100
2,596	CMS Energy Corp.*	33,592
3,075	Consolidated Edison, Inc.	136,653
4,770	Dominion Resources, Inc.	356,748
2,578	DTE Energy Co.	105,028
17,880	Duke Energy Corp.	525,136
2,816	KeySpan Corp.	113,766
4,276	NiSource, Inc.	93,388
5,044	PG&E Corp.	198,128
3,650	Public Svc. Enterprise Group, Inc.	241,338
3,727	Sempra Energy	169,504
2,624	TECO Energy, Inc.	39,203
6,601	Xcel Energy, Inc.	126,607
		2,382,627
Office Electronics — 0.1%
11,648	Xerox Corp.*	162,024
Oil, Gas and Consumable Fuels — 8.0%
7,352	Anadarko Petroleum Corp.	350,617
4,912	Apache Corp.	335,244
5,100	Chesapeake Energy Corp.	154,275
34,134	Chevron Corp.	2,118,356
25,627	ConocoPhillips	1,679,337
7,142	Devon Energy Corp.	431,448
10,252	El Paso Corp.	153,780
3,148	EOG Resources, Inc.	218,282

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
92,780	Exxon Mobil Corp.	$5,692,053
3,816	Hess Corp.	201,676
3,700	Kerr-McGee Corp.	256,595
1,448	Kinder Morgan, Inc.	144,641
5,684	Marathon Oil Corp.	473,477
2,600	Murphy Oil Corp.	145,236
6,371	Occidental Petroleum Corp.	653,346
2,338	Sunoco, Inc.	162,000
8,800	Valero Energy Corp.	585,376
9,907	Williams Cos., Inc.	231,428
5,466	XTO Energy, Inc.	241,980
		14,229,147
Paper and Forest Products — 0.3%
7,547	Int'l. Paper Co.	243,768
1,413	Louisiana-Pacific Corp.	30,944
2,831	MeadWestvaco Corp.	79,070
4,011	Weyerhaeuser Co.	249,685
		603,467
Personal Products — 0.2%
1,201	Alberto-Culver Co.	58,513
6,846	Avon Products, Inc.	212,226
1,900	Estee Lauder Cos., Inc. – Class A	73,473
		344,212
Pharmaceuticals — 6.4%
22,516	Abbott Laboratories	981,923
1,885	Allergan, Inc.	202,185
1,600	Barr Pharmaceuticals, Inc.*	76,304
29,523	Bristol-Myers Squibb Corp.	763,465
17,227	Eli Lilly & Co.	952,136
5,593	Forest Laboratories, Inc.*	216,393
45,670	Johnson & Johnson	2,736,546
3,608	King Pharmaceuticals, Inc.*	61,336
32,262	Merck & Co., Inc.	1,175,305
4,100	Mylan Laboratories, Inc.	82,000
113,192	Pfizer, Inc.	2,656,616
22,681	Schering-Plough Corp.	431,620
840	Watson Pharmaceuticals, Inc.*	19,555
20,740	Wyeth	921,063
		11,276,447
Real Estate Investment Trusts — 0.9%
1,513	Apartment Investment & Management Co. – Class A	65,740
2,900	Archstone-Smith Trust	147,523
1,200	Boston Properties, Inc.	108,480
6,439	Equity Office Pptys. Trust	235,088
4,460	Equity Residential	199,496
3,100	Kimco Realty Corp.	113,119
2,659	Plum Creek Timber Co., Inc.	94,395
2,678	ProLogis	139,577
1,300	Public Storage, Inc.	98,670
2,560	Simon Ppty. Group, Inc.	212,326
2,100	Vornado Realty Trust	204,855
		1,619,269
Road and Rail — 0.8%
5,663	Burlington Northern Santa Fe	448,793
3,037	CSX Corp.	213,926
6,560	Norfolk Southern Corp.	349,123
810	Ryder System, Inc.	47,328
4,000	Union Pacific Corp.	371,840
		1,431,010

Shares		Value
Semiconductors and Semiconductor Equipment — 2.7%
5,369	Advanced Micro Devices, Inc.*	$131,111
5,686	Altera Corp.*	99,789
5,668	Analog Devices, Inc.	182,170
24,299	Applied Materials, Inc.	395,588
6,292	Broadcom Corp. – Class A*	189,075
5,113	Freescale Semiconductor, Inc. – Class B*	150,322
90,314	Intel Corp.	1,711,450
2,341	KLA-Tencor Corp.	97,315
4,550	Linear Technology Corp.	152,379
5,783	LSI Logic Corp.*	51,758
4,899	Maxim Integrated Products, Inc.	157,307
8,530	Micron Technology, Inc.*	128,462
6,136	National Semiconductor Corp.	146,344
2,577	Novellus Systems, Inc.*	63,652
5,520	NVIDIA Corp.*	117,521
3,235	PMC-Sierra, Inc.*	30,409
2,493	Teradyne, Inc.*	34,727
24,580	Texas Instruments, Inc.	744,528
5,339	Xilinx, Inc.	120,928
		4,704,835
Software — 3.0%
7,500	Adobe Systems, Inc.*	227,700
3,550	Autodesk, Inc.*	122,333
3,499	BMC Software, Inc.*	83,626
6,048	CA, Inc.	124,286
2,659	Citrix Systems, Inc.*	106,732
5,272	Compuware Corp.*	35,322
4,446	Electronic Arts, Inc.*	191,356
3,242	Intuit, Inc.*	195,784
134,276	Microsoft Corp.	3,128,631
6,727	Novell, Inc.*	44,600
58,999	Oracle Corp.*	854,896
1,521	Parametric Technology Corp.*	19,332
17,331	Symantec Corp.*	269,324
		5,403,922
Specialty Retail — 2.2%
4,489	AutoNation, Inc.*	96,244
833	AutoZone, Inc.*	73,471
4,634	Bed, Bath & Beyond, Inc.*	153,710
6,234	Best Buy Co., Inc.	341,873
2,929	Circuit City Stores, Inc.	79,727
10,290	Gap, Inc.	179,046
32,567	Home Depot, Inc.	1,165,573
5,655	Limited Brands	144,711
12,053	Lowe's Cos., Inc.	731,256
4,230	Office Depot, Inc.*	160,740
1,654	OfficeMax, Inc.	67,400
2,665	RadioShack Corp.	37,310
2,265	Sherwin-Williams Co.	107,542
11,179	Staples, Inc.	271,873
2,083	Tiffany & Co.	68,781
7,969	TJX Cos., Inc.	182,171
		3,861,428
Textiles, Apparel and Luxury Goods — 0.4%
5,600	Coach, Inc.*	167,440
2,039	Jones Apparel Group, Inc.	64,820
1,864	Liz Claiborne, Inc.	69,080
2,906	NIKE, Inc. – Class B	235,386
1,473	V.F. Corp.	100,046
		636,772

See notes to financial statements.

■  The Guardian S&P 500 Index Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Thrifts and Mortgage Finance — 1.6%
8,654	Countrywide Financial Corp.	$329,544
10,495	Federal Home Loan Mortgage Corp.	598,320
14,754	Federal National Mortgage Assn.	709,668
3,752	Golden West Financial Corp.	278,398
1,532	MGIC Investment Corp.	99,580
5,355	Sovereign Bancorp, Inc.	108,760
15,464	Washington Mutual, Inc.	704,849
		2,829,119
Tobacco — 1.5%
31,165	Altria Group, Inc.	2,288,446
1,545	Reynolds American, Inc.	178,138
2,362	UST, Inc.	106,739
		2,573,323
Trading Companies and Distributors — 0.1%
1,444	W.W. Grainger, Inc.	108,632
Wireless Telecommunication Services — 0.7%
5,814	ALLTEL Corp.	371,107
45,819	Sprint Nextel Corp.	915,922
		1,287,029
	Total Common Stocks (Cost $158,139,516)	175,508,608
Principal Amount		Value
U.S. Government Security — 0.1%
U.S. Treasury Bill — 0.1%
$150,000	U.S. Treasury Bill
	4.98% due 11/2/2006 (1)
	(Cost $147,413)	$147,413

Principal Amount		Value
Repurchase Agreement — 0.8%
$1,378,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $1,378,568 at
	4.95%, due 7/3/2006 (2)
	(Cost $1,378,000)	$1,378,000
Total Investments — 99.8% (Cost $159,664,929)		177,034,021
Cash, Receivables, and Other Assets Less Liabilities — 0.2%		363,003
Net Assets — 100%		$177,397,024

  *  Non-income producing security.

  (1)  The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

  (2)  The repurchase agreement is fully collateralized by $1,410,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $1,410,000.

Contracts	Description	Expiration	Unrealized Depreciation
Purchased Futures Contracts
5	S & P 500 Index	9/2006	$(24,525)

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 97.4%
Australia — 5.7%
Beverages — 0.4%
78,400	Fosters Group Ltd.	$318,312
Commercial Banks — 1.3%
26,854	Australia and NZ Banking Group Ltd.	530,002
23,600	Westpac Banking Corp.	407,798
		937,800
Commercial Services and Supplies — 0.5%
39,000	Brambles Inds. Ltd.	318,425
Construction Materials — 0.2%
24,000	James Hardie Inds. NV	137,168
Food and Staples Retailing — 0.7%
32,806	Woolworths Ltd.	490,658
Insurance — 0.3%
29,000	AMP Ltd.	196,526
Media — 0.1%
33,000	John Fairfax Hldgs. Ltd.	91,853
Metals and Mining — 1.4%
45,406	BHP Billiton Ltd.	977,375
Oil, Gas and Consumable Fuels — 0.4%
8,400	Woodside Petroleum Ltd.	274,336
Real Estate Investment Trusts — 0.4%
24,500	Westfield Group	315,148
		4,057,601
Belgium — 1.9%
Diversified Financial Services — 1.9%
12,603	Groupe Bruxelles Lambert S.A.	1,318,979
Denmark — 3.4%
Chemicals — 1.1%
11,980	Novozymes AS – Class B	808,648
Commercial Banks — 2.3%
42,840	Danske Bank AS	1,629,330
		2,437,978
Finland — 2.0%
Construction and Engineering — 2.0%
34,200	Kone OYJ – Class B	1,420,331
France — 12.5%
Beverages — 0.9%
3,340	Pernod-Ricard S.A.	661,543
Diversified Financial Services — 1.3%
9,517	Eurazeo	941,893
Food and Staples Retailing — 1.4%
16,134	Carrefour S.A.	945,076
Health Care Equipment and Supplies — 2.5%
17,790	Essilor Int'l. S.A.	1,789,085
Oil, Gas and Consumable Fuels — 2.8%
29,960	Total S.A.	1,969,733
Personal Products — 1.8%
13,091	L'Oreal S.A.	1,235,388
Pharmaceuticals — 1.8%
13,265	Sanofi-Aventis	1,293,338
		8,836,056
Germany — 6.1%
Diversified Financial Services — 1.0%
5,000	Deutsche Boerse AG	680,456
Health Care Providers and Services — 2.0%
15,600	Celesio AG	1,416,743
Software — 2.1%
7,163	SAP AG	1,510,285
Textiles, Apparel and Luxury Goods — 1.0%
15,080	Adidas-Salomon AG	720,312
		4,327,796

Shares		Value
Hong Kong — 1.8%
Commercial Banks — 0.2%
74,500	BOC Hong Kong Hldgs. Ltd.	$145,796
Distributors — 0.4%
136,400	Li & Fung Ltd.	276,593
Diversified Financial Services — 0.3%
32,000	Hong Kong Exchanges & Clearing Ltd.	206,000
Media — 0.2%
20,000	Television Broadcasts Ltd.	123,471
Real Estate Management and Development — 0.7%
28,000	Cheung Kong Hldgs. Ltd.	303,541
125,000	Hang Lung Pptys. Ltd.	226,117
		529,658
		1,281,518
Ireland — 3.0%
Commercial Banks — 1.4%
39,230	Allied Irish Banks PLC	940,441
Construction Materials — 1.6%
35,380	CRH PLC	1,149,247
		2,089,688
Japan — 22.5%
Automobiles — 1.4%
94,100	Nissan Motor Co. Ltd.	1,027,248
Building Products — 1.4%
76,000	Asahi Glass Co.	963,067
Commercial Banks — 1.5%
77	Mitsubishi UFJ Financial Group, Inc.	1,075,935
Diversified Financial Services — 0.8%
9,700	Promise Co.	561,644
Electrical Equipment — 0.8%
69,000	Mitsubishi Electric Corp.	552,578
Electronic Equipment and Instruments — 2.7%
3,700	Keyence Corp.	944,186
10,300	Nidec Corp.	737,610
20,000	YASKAWA Electric Corp.	232,304
		1,914,100
Insurance — 1.2%
70,000	Mitsui Sumitomo Insurance Co.	878,477
Internet Software and Services — 0.7%
783	Rakuten, Inc.	464,993
Machinery — 1.2%
24,900	Daikin Inds. Ltd.	863,307
Marine — 1.1%
113,000	Mitsui O.S.K. Lines Ltd.	767,774
Office Electronics — 2.0%
28,950	Canon, Inc.	1,418,362
Paper and Forest Products — 0.8%
140	Nippon Paper Group, Inc.	572,202
Real Estate Management and Development — 0.4%
12,000	Sumitomo Realty & Dev't. Co. Ltd.	295,533
Road and Rail — 0.9%
105,000	Tokyu Corp.	612,550
Specialty Retail — 1.1%
7,600	Yamada Denki Co. Ltd.	774,569
Tobacco — 1.2%
230	Japan Tobacco, Inc.	837,605
Trading Companies and Distributors — 2.4%
16,400	Hitachi High-Technologies Corp.	498,424
86,000	Mitsui & Co. Ltd.	1,213,711
		1,712,135

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
Wireless Telecommunication Services — 0.9%
104	KDDI Corp.	$638,505
		15,930,584
Luxembourg — 1.0%
Wireless Telecommunication Services — 1.0%
51,000	SES Global	726,650
New Zealand — 0.1%
Diversified Telecommunication Services — 0.1%
36,800	Telecom. Corp. of New Zealand	90,616
Russia — 0.6%
Oil, Gas and Consumable Fuels — 0.3%
5,300	OAO Gazprom ADR	222,865
Wireless Telecommunication Services — 0.3%
7,100	Mobile TeleSystems ADR	209,024
		431,889
Singapore — 0.4%
Industrial Conglomerates — 0.4%
32,000	Keppel Corp. Ltd.	297,063
South Korea — 0.5%
Semiconductors and Semiconductor Equipment — 0.5%
1,080	Samsung Electronics Co. Ltd. GDR†	339,390
Spain — 2.1%
Diversified Financial Services — 1.0%
12,300	Corp. Financiera Alba S.A.	680,728
Tobacco — 1.1%
16,720	Altadis S.A.	789,675
		1,470,403
Sweden — 6.5%
Commercial Banks — 1.4%
39,376	Svenska Handelsbanken AB – Class A	1,012,398
Health Care Equipment and Supplies — 1.2%
51,430	Getinge AB – Class B	873,229
Machinery — 3.9%
74,580	Atlas Copco AB – Class B	1,933,035
67,395	Sandvik AB	782,327
		2,715,362
		4,600,989
Switzerland — 5.7%
Building Products — 1.0%
610	Geberit AG	704,201
Commercial Banks — 2.8%
17,810	UBS AG	1,948,434
Health Care Equipment and Supplies — 0.9%
2,600	Straumann Hldg. AG	661,754
Machinery — 1.0%
13,280	Schindler Hldg. AG	687,934
		4,002,323
Taiwan — 0.3%
Semiconductors and Semiconductor Equipment — 0.3%
22,327	Taiwan Semiconductor Mfg. Co. Ltd. ADR	204,961
United Kingdom — 21.3%
Commercial Banks — 3.0%
48,164	Royal Bank of Scotland	1,583,188
23,000	Standard Chartered PLC	561,281
		2,144,469

Shares		Value
Commercial Services and Supplies — 1.2%
56,000	Capita Group PLC	$477,791
141,000	Hays PLC	351,909
		829,700
Health Care Equipment and Supplies — 0.5%
44,000	Smith & Nephew PLC	338,802
Hotels, Restaurants and Leisure — 0.8%
14,800	Carnival PLC	602,774
Media — 2.3%
73,000	Reed Elsevier PLC	736,875
90,805	Yell Group PLC	858,684
		1,595,559
Metals and Mining — 1.1%
40,000	BHP Billiton PLC	775,735
Oil, Gas and Consumable Fuels — 6.1%
79,000	BG Group PLC	1,055,221
20,500	Cairn Energy PLC*	831,133
126,097	John Wood Group PLC	545,505
56,000	Royal Dutch Shell PLC – Class A	1,884,246
		4,316,105
Pharmaceuticals — 2.2%
56,302	GlaxoSmithKline PLC	1,572,775
Specialty Retail — 1.2%
200,000	Kingfisher PLC	881,854
Tobacco — 2.0%
42,000	Gallaher Group PLC	656,122
24,000	Imperial Tobacco Group PLC	740,535
		1,396,657
Trading Companies and Distributors — 0.9%
29,000	Wolseley PLC	639,612
		15,094,042
	Total Common Stocks (Cost $49,121,947)	68,958,857
Preferred Stocks — 2.2%
Brazil — 2.2%
Commercial Banks — 0.5%
13,100	Banco Itau Hldg. Financeira S.A. ADR	$381,996
Oil, Gas and Consumable Fuels — 1.7%
14,700	Petroleo Brasileiro S.A. ADR	1,173,648
	Total Preferred Stocks (Cost $635,331)	1,555,644

See notes to financial statements.

■  The Guardian Baillie Gifford International Growth Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Repurchase Agreement — 0.4%
$297,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $297,062 at
	2.50%, due 7/3/2006 (1)
	(Cost $297,000)	$297,000
Total Investments — 100.0% (Cost $50,054,278)		70,811,501
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		15,409
Net Assets — 100%		$70,826,910

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006, the aggregate market value of these securities amounted to $339,390 representing 0.5% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  *  Non-income producing security.

  (1)  The repurchase agreement is fully collateralized by $265,000 in U.S. Treasury Note, 7.25%, due 5/15/2016, with a value of $307,980.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt .

See notes to financial statements.

■  The Guardian Baillie Gifford Emerging Markets Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Shares		Value
Common Stocks — 94.7%
Argentina — 0.0%
Food and Staples Retailing — 0.0%
11,480	Imp. Y Exp. Patagonia	$68,871
Bolivia — 0.3%
Metals and Mining — 0.3%
43,000	Apex Silver Mines Ltd.*	647,150
Brazil — 6.7%
Metals and Mining — 2.4%
195,800	Comp. Vale Do Rio Doce ADR	4,707,032
Oil, Gas and Consumable Fuels — 4.3%
91,900	Petroleo Brasileiro S.A. ADR	8,207,589
		12,914,621
Chile — 0.4%
Commercial Banks — 0.4%
21,000	Banco Santander Chile ADR	847,140
Egypt — 1.3%
Construction Materials — 0.5%
14,500	Orascom Construction Inds. GDR	912,050
Wireless Telecommunication Services — 0.8%
40,392	Orascom Telecom Hldg. SAE GDR	1,647,994
		2,560,044
Hong Kong — 2.7%
Diversified Telecommunication Services — 0.5%
580,000	Hutchison Telecom. Int'l. Ltd.*	944,638
Electronic Equipment and Instruments — 0.5%
380,500	Kingboard Chemical Hldgs. Ltd.	1,075,315
Wireless Telecommunication Services — 1.7%
572,000	China Mobile (Hong Kong) Ltd.	3,269,834
		5,289,787
Hungary — 0.9%
Commercial Banks — 0.9%
64,000	OTP Bank Rt.	1,810,503
India — 5.0%
Chemicals — 2.4%
82,900	Reliance Inds. Ltd. GDR†	4,687,995
Information Technology Services — 2.6%
64,200	Infosys Technologies Ltd. ADR	4,905,522
		9,593,517
Indonesia — 2.8%
Commercial Banks — 1.4%
5,824,000	PT Bank Rakyat Indonesia	2,577,826
Diversified Telecommunication Services — 1.4%
3,433,000	PT Telekomunikasi Indonesia	2,724,015
		5,301,841
Israel — 2.4%
Chemicals — 0.7%
259,100	Makhteshim-Agan Inds. Ltd.	1,373,866
Commercial Banks — 0.9%
386,000	Bank Hapoalim Ltd.	1,659,291
Pharmaceuticals — 0.8%
48,000	Teva Pharmaceutical Inds. Ltd. ADR	1,516,320
		4,549,477
Malaysia — 2.9%
Commercial Banks — 0.5%
581,000	Bumiputra-Commerce Hldgs. Berhad	940,795
Electric Utilities — 1.0%
338,600	Malakoff Berhad	893,841
381,000	Tenaga Nasional Berhad	953,926
		1,847,767

Shares		Value
Food Products — 1.0%
506,400	IOI Corp. Berhad	$1,970,750
Real Estate Management and Development — 0.4%
730,000	SP Setia Berhad	750,959
		5,510,271
Mexico — 6.1%
Commercial Banks — 1.3%
1,122,800	Grupo Fin. Banorte S.A. de C.V.	2,616,113
Construction and Engineering — 0.5%
336,584	Empresas ICA S.A. de C.V.*	954,205
Food and Staples Retailing — 1.0%
659,022	Wal-Mart de Mexico S.A. de C.V.	1,850,792
Household Durables — 0.6%
278,000	Consorcio Ara S.A. de C.V.	1,150,165
Wireless Telecommunication Services — 2.7%
95,200	America Movil S.A. de C.V. ADR	3,166,352
337,000	America Telecom S.A. de C.V.*	1,991,380
		5,157,732
		11,729,007
Mozambique — 0.3%
Metals and Mining — 0.3%
900,000	Kenmare Resources PLC*	644,752
People's Republic of China — 3.4%
Energy Equipment and Services — 1.1%
1,135,000	China Shenhua Energy Co., Ltd.	2,082,368
Oil, Gas and Consumable Fuels — 2.3%
2,432,000	CNOOC Ltd.	1,941,342
2,428,000	PetroChina Co. Ltd.	2,594,618
		4,535,960
		6,618,328
Russia — 8.1%
Diversified Consumer Services — 0.5%
49,000	AFK Sistema GDR	984,900
Oil, Gas and Consumable Fuels — 7.0%
70,600	LUKOIL ADR	5,873,920
181,750	OAO Gazprom ADR	7,642,587
		13,516,507
Wireless Telecommunication Services — 0.6%
26,000	VimpelCom ADR*	1,191,320
		15,692,727
South Africa — 9.7%
Commercial Banks — 1.4%
55,000	ABSA Group Ltd.	770,138
475,000	FirstRand Ltd.	1,120,690
80,300	Standard Bank Group Ltd.	863,200
		2,754,028
Food and Staples Retailing — 0.3%
93,811	Massmart Hldgs. Ltd.	615,541
Industrial Conglomerates — 0.5%
48,268	Imperial Hldgs. Ltd.*	909,700
Media — 0.6%
70,000	Naspers Ltd.	1,190,967
Metals and Mining — 4.3%
30,135	Anglo American Platinum Corp.	3,176,312
12,800	Impala Platinum Hldgs. Ltd.	2,358,466
52,000	Lonmin PLC	2,704,278
		8,239,056
Oil, Gas and Consumable Fuels — 2.3%
113,000	Sasol Ltd.	4,338,266
Specialty Retail — 0.3%
148,000	Edgars Consolidated Stores Ltd.	598,157
		18,645,715

See notes to financial statements.

■  The Guardian Baillie Gifford Emerging Markets Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Shares		Value
South Korea — 20.9%
Commercial Banks — 1.1%
121,530	Industrial Bank of Korea	$2,049,518
Commercial Services and Supplies — 1.1%
47,000	S1 Corp.	2,110,356
Construction and Engineering — 1.3%
57,270	Hyundai Development Co.	2,474,909
Food and Staples Retailing — 0.4%
2,686	Orion Corp.	730,422
Household Durables — 1.3%
115,000	Woongjin Coway Co. Ltd.	2,521,212
Industrial Conglomerates — 1.7%
135,930	Hanwha Corp.	3,252,291
Insurance — 3.1%
367,000	Meritz Fire & Marine Ins. Co. Ltd.	2,185,560
28,700	Samsung Fire & Marine Ins. Co. Ltd.	3,856,917
		6,042,477
Marine — 3.5%
67,000	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	1,970,277
209,200	Samsung Heavy Inds. Co. Ltd.	4,828,964
		6,799,241
Media — 0.6%
5,700	Cheil Comms., Inc.	1,138,498
Oil, Gas and Consumable Fuels — 1.5%
95,000	GS Hldgs. Corp.	2,983,926
Pharmaceuticals — 1.1%
14,435	Yuhan Corp.	2,213,747
Trading Companies and Distributors — 4.2%
291,700	Samsung Corp.	8,009,260
		40,325,857
Taiwan — 14.9%
Chemicals — 1.0%
1,117,000	Taiwan Fertilizer Co. Ltd.	1,856,519
Commercial Banks — 1.8%
3,485,000	Chang Hwa Commercial Bank	2,470,868
1,686,000	Taishin Financial Hldgs. Co. Ltd.	1,033,908
		3,504,776
Computers and Peripherals — 2.9%
203,000	High Tech Computer Corp.	5,581,489
Diversified Financial Services — 2.5%
2,341,499	Shin Kong Financial Hldg. Co. Ltd.	2,575,182
4,509,570	SinoPac Hldgs.	2,277,807
		4,852,989
Electronic Equipment and Instruments — 2.9%
888,470	Hon Hai Precision Inds. Co. Ltd.	5,489,550
Multiline Retail — 0.8%
2,921,500	Far Eastern Dept. Stores Ltd.	1,579,458
Semiconductors and Semiconductor Equipment — 3.0%
3,248,589	Taiwan Semiconductor Mfg.	5,860,999
		28,725,780
Thailand — 3.5%
Beverages — 0.5%
5,806,000	Thai Beverage Pub. Co., Ltd.*	971,639
Commercial Banks — 1.0%
692,600	Bangkok Bank Public Co. Ltd.	1,851,289
Diversified Financial Services — 0.4%
1,165,000	TISCO Finance Pub. Co. Ltd.	677,751
Oil, Gas and Consumable Fuels — 1.5%
1,035,000	PTT Exploration & Production Pub. Co., Ltd.	2,875,000

Shares		Value
Wireless Telecommunication Services — 0.1%
123,392	Advanced Info Service Pub. Co. Ltd.	$291,019
		6,666,698
Turkey — 2.4%
Commercial Banks — 1.4%
764,874	Turkiye Garanti Bankasi A.S.	1,900,728
207,400	Turkiye Vakiflar Bankasi T.A.O.	811,025
		2,711,753
Food and Staples Retailing — 0.5%
33,500	BIM Birlesik Magazalar A.S.	977,215
Wireless Telecommunication Services — 0.5%
217,048	Turkcell Iletisim Hizmetleri A.S.	992,492
		4,681,460
	Total Common Stocks (Cost $129,742,189)	182,823,546
Preferred Stocks — 3.4%
Brazil — 3.4%
Commercial Banks — 3.3%
1,585,160	Itausa-Investimentos Itau S.A.	$6,383,097
Electric Utilities — 0.1%
10,700,000	AES Tiete S.A.	256,938
Food Products — 0.0%
4,700,000	Comp. Lorenz S.A.*††	0
	Total Preferred Stocks (Cost $2,513,695)	6,640,035
Principal Amount		Value
Repurchase Agreement — 0.5%
$1,044,000	State Street Bank and Trust Co.
	repurchase agreement
	dated 6/30/2006, maturity
	value $1,044,218 at
	2.50%, due 7/3/2006 (1)
	(Cost $1,044,000)	$1,044,000
Total Investments — 98.6% (Cost $133,299,884)		190,507,581
Cash, Receivables, and Other Assets Less Liabilities — 1.4%		2,647,984
Net Assets — 100%		$193,155,565

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006 , the aggregate market value of these securities amounted to $4,687,995 representing 2.4% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  ††  At 6/30/2006, these securities have been deemed illiquid by the investment adviser with a market value of $0.

  (1)  The repurchase agreement is fully collateralized by $920,000 in U.S. Treasury Bond, 7.25%, due 5/15/2016, with a value of $1,069,213.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Principal Amount		Value
Asset Backed Securities — 12.2%
$1,495,000	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033 (1)	$1,450,617
86,252	Amresco 1997-1 MIF 7.42% due 3/25/2027	85,899
1,285,341	Capital Auto Receivables Asset Tr. 2006-1 A2B 5.229% due 9/15/2008 (1)	1,285,258
1,264,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	1,234,698
169,708	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	167,146
175,000	Chase Funding Mtg. Loan 2004-1 1A6 4.266% due 6/25/2015	166,587
	Countrywide Asset-Backed Certificates 2004-10 AF3
129,595	3.842% due 10/25/2030	128,359
	2004-S1 A2
249,500	3.872% due 3/25/2020	244,909
1,300,000	Hertz Vehicle Financing LLC 2005-2A A1 5.463% due 2/25/2010† (1)	1,299,981
1,500,000	New Century Home Equity Loan Tr. 2005-A A4 5.114% due 8/25/2035 (1)	1,433,200
1,200,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	1,170,517
	Residential Asset Mtg. Prods., Inc. 2004-RS9 AII2
1,550,000	5.663% due 5/25/2034 (1)	1,554,189
	2003-RS3 AI4
750,000	5.67% due 4/25/2033	745,899
919,388	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	902,079
1,662,145	Vanderbilt Acquisition Loan Tr. 2002-1 A3 5.70% due 9/7/2023	1,659,032
1,495,000	Volkswagen Auto Lease Tr. 2004-A A4A 3.09% due 8/20/2010	1,473,653
	Total Asset Backed Securities (Cost $15,228,874)	15,002,023
Collateralized Mortgage Obligations — 15.9%
$2,322,997	Banc of America Funding Corp. 2006-1 3A1 5.50% due 1/25/2036	$2,201,766
	Countrywide Home Loans 2005-21 A2
2,824,633	5.50% due 10/25/2035 2002-19 1A1	2,692,230
1,007,347	6.25% due 11/25/2032	1,004,501
	FHLMC 2626 KA
700,000	3.00% due 3/15/2030 1534 Z	633,670

Principal Amount		Value
$681,123	5.00% due 6/15/2023	$660,175
	2500 TD
276,054	5.50% due 2/15/2016 2367 ME	275,183
1,200,000	6.50% due 10/15/2031	1,227,571
2,481,094	J.P. Morgan Mtg. Tr. 2005-S2 2A15 6.00% due 9/25/2035	2,422,945
918,000	Mastr Asset Securitization Tr. 2003-10 3A7 5.50% due 11/25/2033	868,995
1,828,116	Residential Funding Mtg. Secs. 2006-S3 A7 5.50% due 3/25/2036	1,780,932
	Wells Fargo Mtg.-Backed Secs. Tr. 2005-AR10 2A15
1,220,000	4.11% due 6/25/2035 (1) 2003-11 1A3	1,172,238
1,500,000	4.75% due 10/25/2018 2005-5 1A1	1,452,567
1,998,549	5.00% due 5/25/2020 2006-1 A3	1,901,745
1,263,544	5.00% due 3/25/2021	1,204,711
	Total Collateralized Mortgage Obligations (Cost $20,181,281)	19,499,229
Commercial Mortgage Backed Securities — 11.3%
	Chase Comm'l. Mtg. Secs. Corp. 1998-2 A2
$287,652	6.39% due 11/18/2030	$290,972
	1997-1 C
400,000	7.37% due 6/19/2029	402,443
1,200,000	Comm'l. Mtg. Pass-Though Certificates 2006-C7 AM 5.794% due 6/10/2046	1,192,761
1,500,000	Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035† (1)	1,436,298
286,082	First Union National Bank Comm'l. Mtg. Tr. 2000-C2 A1 6.94% due 10/15/2032	287,310
1,500,000	GE Comm'l. Mtg. Corp. 2005-C1 A5 4.772% due 6/10/2048	1,390,153
502,259	GMAC Comm'l. Mtg. Secs., Inc. 1997-C1 A3 6.869% due 7/15/2029	506,262
	J.P. Morgan Chase Comm'l. Mtg. Secs. Corp. 2005-LDP5 A4
1,300,000	5.345% due 12/15/2044 (1) 2006-RR1A A1	1,243,748
1,200,000	5.61% due 10/18/2052†	1,159,200
1,250,000	LB UBS Comm'l. Mtg. Tr. 2006-C3 AM 5.712% due 3/15/2039	1,229,888

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
	Merrill Lynch Mtg. Tr. 2004-BPC1 A5
$200,000	4.855% due 10/12/2041 (1)	$186,627
	2006-C1 AM
1,100,000	5.844% due 5/12/2039 (1)	1,084,728
975,000	Morgan Stanley Capital I 1999-RM1 E 7.205% due 12/15/2031 (1)	1,003,395
27,788	Mtg. Capital Funding, Inc. 1997-MC1 A3 7.288% due 7/20/2027	27,806
	Wachovia Bank Comm'l. Mtg. Tr. 2006-C23 A4
1,200,000	5.418% due 1/15/2045	1,157,413
	2006-C23 AM
1,290,000	5.466% due 1/15/2045	1,244,032
	Total Commercial Mortgage Backed Securities (Cost $14,338,753)	13,843,036
Corporate Bonds — 20.5%
Aerospace and Defense — 0.7%
$200,000	General Dynamics Corp. 4.50% due 8/15/2010	$191,943
150,000	TRW, Inc. 7.75% due 6/1/2029	174,603
	United Technologies Corp.
200,000	4.375% due 5/1/2010	191,488
300,000	4.875% due 5/1/2015	280,012
		838,046
Automotive — 0.7%
	DaimlerChrysler NA Hldg.
150,000	4.05% due 6/4/2008	145,029
80,000	6.50% due 11/15/2013	79,957
250,000	Ford Motor Credit Co. 6.50% due 1/25/2007	249,567
450,000	General Motors Acceptance Corp. 6.125% due 9/15/2006	449,335
		923,888
Chemicals — 0.1%
100,000	Lubrizol Corp. 5.50% due 10/1/2014	94,358
Energy — 0.6%
394,800	RAS Laffan Liquefied Natural Gas 3.437% due 9/15/2009†	378,996
350,000	Western Oil Sands, Inc. 8.375% due 5/1/2012	371,875
		750,871
Energy–Refining — 0.2%
250,000	Tosco Corp. 8.125% due 2/15/2030	305,649
Entertainment — 0.3%
400,000	Time Warner, Inc. 7.57% due 2/1/2024	424,950
Finance Companies — 1.4%
400,000	Capital One Bank 5.75% due 9/15/2010	399,056
500,000	CIT Group, Inc. 5.393% due 5/18/2007 (1)	500,800

Principal Amount		Value
$200,000	General Electric Capital Corp. 6.75% due 3/15/2032	$213,485
400,000	Household Finance Corp. 6.375% due 11/27/2012	409,663
250,000	Residential Capital Corp. 6.125% due 11/21/2008	247,103
		1,770,107
Financial — 1.4%
250,000	Ameriprise Financial, Inc. 5.65% due 11/15/2015	240,924
450,000	Goldman Sachs Group, Inc. 5.125% due 1/15/2015	420,695
	Lehman Brothers Hldgs., Inc.
300,000	4.25% due 1/27/2010	285,011
200,000	6.625% due 1/18/2012	207,052
250,000	Merrill Lynch & Co. 5.00% due 1/15/2015	232,711
	Morgan Stanley
150,000	4.00% due 1/15/2010	141,796
200,000	4.75% due 4/1/2014	183,364
		1,711,553
Financial–Banks — 3.3%
550,000	Bank of America Corp. 4.875% due 9/15/2012	524,020
300,000	BB&T Corp. 4.90% due 6/30/2017	272,378
	Citigroup, Inc.
400,000	4.625% due 8/3/2010	385,352
500,000	5.00% due 9/15/2014	467,983
300,000	City Nat'l. Corp. 5.125% due 2/15/2013	286,356
200,000	Credit Suisse First Boston 6.50% due 1/15/2012	206,370
200,000	HSBC USA, Inc. 4.625% due 4/1/2014	183,373
450,000	J.P. Morgan Chase & Co. 5.75% due 1/2/2013	445,442
375,000	MBNA America Bank Nat'l. 7.125% due 11/15/2012	400,301
400,000	Sovereign Bank 5.125% due 3/15/2013	378,397
150,000	USB Capital IX 6.189% due 3/29/2049 (1)	146,684
150,000	Wachovia Capital Tr. III 5.80% due 3/15/2042 (1)	145,560
200,000	Wachovia Corp. 5.25% due 8/1/2014	190,752
		4,032,968
Food and Beverage — 0.5%
400,000	Kellogg Co. 2.875% due 6/1/2008	380,034
300,000	Kraft Foods, Inc. 5.25% due 10/1/2013	286,494
		666,528
Gaming — 0.1%
150,000	Harrahs Operating Co., Inc. 5.625% due 6/1/2015	138,738
Health Care — 0.3%
350,000	Aetna Inc. 6.00% due 6/15/2016	344,928

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Home Construction — 0.4%
$250,000	D. R. Horton, Inc. 5.625% due 1/15/2016	$226,386
300,000	Ryland Group, Inc. 5.375% due 6/1/2008	295,439
		521,825
Insurance — 1.1%
250,000	Genworth Financial, Inc. 4.95% due 10/1/2015	231,103
125,000	Metlife, Inc. 5.70% due 6/15/2035	111,506
300,000	Symetra Financial Corp. 6.125% due 4/1/2016†	290,471
300,000	UnumProvident Finance Co. 6.85% due 11/15/2015†	294,919
400,000	Willis Group NA 5.625% due 7/15/2015	371,475
		1,299,474
Media–Cable — 0.9%
800,000	Comcast Cable Comm., Inc. 6.875% due 6/15/2009	823,131
300,000	Comcast Corp. 6.45% due 3/15/2037	281,786
		1,104,917
Media–NonCable — 1.1%
150,000	News America Hldgs. 8.00% due 10/17/2016	168,094
1,150,000	Scholastic Corp. 5.75% due 1/15/2007	1,148,157
		1,316,251
Metals and Mining — 0.2%
250,000	Noranda, Inc. 6.00% due 10/15/2015	238,041
Paper and Forest Products — 0.4%
200,000	Packaging Corp. of America 5.75% due 8/1/2013	190,163
	Weyerhaeuser Co.
150,000	6.75% due 3/15/2012	153,249
100,000	7.375% due 3/15/2032	101,242
		444,654
Pharmaceuticals — 0.4%
	Genentech, Inc.
300,000	4.75% due 7/15/2015	274,741
250,000	5.25% due 7/15/2035	215,806
		490,547
Railroads — 0.7%
200,000	Canadian Nat'l. Railway 6.20% due 6/1/2036	199,472
150,000	CSX Corp. 4.875% due 11/1/2009	145,777
450,000	Norfolk Southern Corp. 6.75% due 2/15/2011	466,988
		812,237
Real Estate Investment Trusts — 0.5%
100,000	EOP Operating LP 7.00% due 7/15/2011	103,886
200,000	ERP Operating LP 5.375% due 8/1/2016	187,706

Principal Amount		Value
$200,000	Liberty Ppty. LP 7.25% due 3/15/2011	$209,403
100,000	Regency Centers LP 6.75% due 1/15/2012	103,534
		604,529
Retailers — 0.5%
250,000	CVS Corp. 4.875% due 9/15/2014	228,499
200,000	J.C. Penney Co., Inc. 7.40% due 4/1/2037	209,496
150,000	Wal-Mart Stores, Inc. 4.50% due 7/1/2015	136,391
		574,386
Technology — 0.2%
250,000	Cisco Systems, Inc. 5.50% due 2/22/2016	240,057
Utilities–Electric — 2.0%
300,000	Alabama Power Co. 5.65% due 3/15/2035	267,033
200,000	Exelon Corp. 4.45% due 6/15/2010	190,330
200,000	FirstEnergy Corp. 6.45% due 11/15/2011	203,504
300,000	Florida Power & Light Co. 4.95% due 6/1/2035	248,845
	Nevada Power Co.
350,000	5.875% due 1/15/2015	331,924
150,000	6.65% due 4/1/2036†	141,683
100,000	Pacific Gas & Electric Co. 6.05% due 3/1/2034	94,382
300,000	Potomac Edison Co. 5.35% due 11/15/2014	286,565
500,000	Public Service Co. of New Mexico 4.40% due 9/15/2008	484,879
200,000	Public Service Electric Gas Co. 5.125% due 9/1/2012	192,691
		2,441,836
Wireless Communications — 1.7%
300,000	America Movil S.A. de C.V. 6.375% due 3/1/2035	260,766
400,000	New Cingular Wireless Svcs. 8.125% due 5/1/2012	440,174
600,000	Sprint Capital Corp. 8.375% due 3/15/2012	662,939
690,000	Verizon Wireless Capital LLC 5.375% due 12/15/2006	689,240
		2,053,119
Wireline Communications — 0.8%
250,000	Deutsche Telekom Int'l. Finance BV 8.25% due 6/15/2030 (1)	288,637
	France Telecom S.A.
325,000	7.75% due 3/1/2011 (1)	349,117
115,000	8.50% due 3/1/2031 (1)	138,377
200,000	Verizon Global Funding Corp. 5.85% due 9/15/2035	173,989
		950,120
	Total Corporate Bonds (Cost $25,863,053)	25,094,577

See notes to financial statements.

■  The Guardian Investment Quality Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Mortgage Pass-Through Securities — 24.3%
	FHLMC
$5,124,900	5.50% due 9/1/2034 - 12/1/2035	$4,931,554
2,412,229	6.00% due 11/1/2034	2,382,045
3,721	7.00% due 8/1/2008	3,756
3,000,000	5.50%, (30 yr. TBA)	2,880,936
	FNMA
6,418,828	5.00% due 4/1/2034 - 8/1/2035	6,013,622
1,962,721	5.50% due 8/1/2019 - 5/1/2036	1,899,525
1,267,521	6.00% due 12/1/2035	1,248,540
646,593	6.50% due 12/1/2017	655,916
473,426	7.00% due 2/1/2009 - 6/1/2032	485,139
328,914	7.50% due 5/1/2027 - 2/1/2031	341,244
129,692	8.00% due 6/1/2030 - 9/1/2030	136,872
1,800,000	5.00%, (15 yr. TBA)	1,733,062
1,500,000	5.50%, (15 yr. TBA)	1,471,875
730,000	6.00%, (15 yr. TBA)	732,510
4,000,000	6.50%, (30 yr. TBA)	4,020,000
	GNMA
300,316	6.00% due 12/15/2033	298,310
590,394	6.50% due 4/15/2033	598,472
	Total Mortgage Pass-Through Securities (Cost $30,645,544)	29,833,378
Sovereign Debt Securities — 0.8%
	Pemex Project Funding Master Tr.
$200,000	6.625% due 6/15/2035†	$181,000
100,000	6.625% due 6/15/2035	90,500
350,000	7.875% due 2/1/2009	363,125
250,000	Quebec Province 4.60% due 5/26/2015	231,526
100,000	United Mexican States 4.625% due 10/8/2008	97,500
	Total Sovereign Debt Securities (Cost $992,573)	963,651
Taxable Municipal Security — 0.1%
$200,000	Oregon Sch. Brds. Association 4.759% due 6/30/2028 (Cost $200,000)	$174,160
U.S. Government Securities — 12.6%
U.S. Government Agency Securities — 3.5%
$1,995,000	FHLB 5.20% due 3/28/2018	$1,847,306
390,000	FHLMC 3.15% due 12/16/2008	369,630
	FNMA
1,850,000	3.25% due 1/15/2008	1,789,892
310,000	4.50% due 12/1/2009	299,720
		4,306,548
U.S. Treasury Bonds and Notes — 9.1%
	U.S. Treasury Bonds
1,595,000	4.50% due 2/15/2036	1,430,142
2,393,000	5.375% due 2/15/2031	2,434,317
2,176,000	6.25% due 8/15/2023 (2)	2,399,891

Principal Amount		Value
	U.S. Treasury Notes
$1,830,000	4.375% due 8/15/2012	$1,760,374
1,635,000	4.50% due 11/15/2010 - 2/15/2016	1,583,448
180,000	4.75% due 3/31/2011	177,293
175,000	4.875% due 5/31/2011	173,223
1,145,000	5.125% due 5/15/2016	1,143,658
		11,102,346
	Total U.S. Government Securities (Cost $15,815,386)	15,408,894
Commercial Paper — 8.9%
Finance Companies — 3.7%
$2,000,000	Barton Capital LLC 5.15% due 7/18/2006† (2)	$1,995,136
2,500,000	Ricoh Finance Corp. 5.12% due 7/13/2006 (2)	2,495,733
		4,490,869
Financial — 1.6%
1,975,000	Morgan Stanley 5.10% due 7/18/2006 (2)	1,970,244
Manufacturing — 1.6%
2,000,000	Danaher Corp. 5.10% due 7/13/2006 (2)	1,996,600
Personal Products — 2.0%
2,500,000	L'Oreal USA, Inc. 5.09% due 7/13/2006 (2)	2,495,758
	Total Commercial Paper (Cost $10,953,471)	10,953,471
Repurchase Agreement — 1.9%
$2,268,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $2,268,936 at
	4.95%, due 7/3/2006 (2)(3)
	(Cost $2,268,000)	$2,268,000
Total Investments — 108.5% (Cost $136,486,935)		133,040,419
Payables for Mortgage Pass-Through Delayed Delivery Securities (2) — (8.9)%		(10,905,004)
Cash, Receivables, and Other Assets Less Liabilities — 0.4%		485,129
Net Assets — 100%		$122,620,544

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006, the aggregate market value of these securities amounted to $7,177,684 representing 5.9% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Floating rate note. The rate shown is the rate in effect at 6/30/2006.

(2)  Securities are segregated to cover forward mortgage purchases.

(3)  The repurchase agreement is fully collateralized by $2,315,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $2,315,000.

Glossary of Terms:

TBA — To Be Announced.

See notes to financial statements.

■  The Guardian Low Duration Bond Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Principal Amount		Value
Asset Backed Securities — 24.4%
$340,000	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033	$329,906
340,000	Bank One Issuance Tr. 2003-A7 A7 3.35% due 3/15/2011	324,846
326,279	Capital Auto Receivables Asset Tr. 2006-1 A2B 5.229% due 9/15/2008 (1)	326,258
225,000	Capital One Multi-Asset Execution Tr. 2003-A4 A4 3.65% due 7/15/2011	216,337
390,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	380,959
159,526	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	157,117
440,000	Chase Funding Mtg. Loan 2004-1 1A6 4.266% due 6/25/2015	418,847
378,516	Chase Manhattan Auto Owner Tr. 2003-A A4 2.06% due 12/15/2009	368,018
	Countrywide Asset-Backed Certificates
451,699	2004-10 AF3 3.842% due 10/25/2030	447,394
345,000	2004-S1 A2 3.872% due 3/25/2020	338,652
565,000	Ford Credit Auto Owner Tr. 2005-B A4 4.38% due 1/15/2010	552,967
330,000	Hertz Vehicle Financing LLC 2005-2A A1 5.463% due 2/25/2010†(1)	329,995
340,000	MBNA Credit Card Master Nt. Tr. 2003-A6 A6 2.75% due 10/15/2010	323,370
134,226	Navistar Financial Corp. Owner Tr. 2004-A A3 2.01% due 8/15/2008	132,726
346,514	New Century Home Equity Loan Tr. 2004-4 A4 5.603% due 2/25/2035 (1)	346,876
252,893	PP&L Transition Bond Co. LLC 1999-1 A7 7.05% due 6/25/2009	255,073
510,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	497,470
	Residential Asset Mtg. Prods., Inc. 2003-RZ4 A5
510,000	4.66% due 2/25/2032	488,247
	2004-RS9 AII2
340,000	5.663% due 5/25/2034 (1)	340,919
	2003-RS3 AI4
550,000	5.67% due 4/25/2033 (2)	546,992
172,385	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	169,140

Principal Amount		Value
	Volkswagen Auto Lease Tr. 2004-A A4A
$450,000	3.09% due 8/20/2010	$443,574
	2005-A A2
124,325	3.52% due 4/20/2007	124,165
587,000	World Omni Auto Receivables Tr. 2005-A A4 3.82% due 11/12/2011	567,457
	Total Asset Backed Securities (Cost $8,538,755)	8,427,305
Collateralized Mortgage Obligations — 9.2%
	FHLMC 2598 QC
$435,000	4.50% due 6/15/2027	$423,451
	1534 Z
284,694	5.00% due 6/15/2023	275,938
	2500 TD
286,279	5.50% due 2/15/2016	285,375
	20 H
126,455	5.50% due 10/25/2023	124,751
	1650 J
266,286	6.50% due 6/15/2023	268,584
	FNMA 2003-24 PU
327,241	3.50% due 11/25/2015	312,436
	2005-39 CL
340,000	5.00% due 12/25/2021	332,582
	2003-13 ME
443,000	5.00% due 2/25/2026	437,740
	2002-55 PC
126,064	5.50% due 4/25/2026	125,325
70,016	GNMA 2002-93 NV 4.75% due 2/20/2032	67,678
211,352	J.P. Morgan Mtg. Tr. 2005-S2 2A15 6.00% due 9/25/2035	206,399
330,000	Wells Fargo Mtg.-Backed Secs. Tr. 2005-AR10 2A15 4.11% due 6/25/2035	317,081
	Total Collateralized Mortgage Obligations (Cost $3,265,374)	3,177,340
Commercial Mortgage Backed Securities — 15.2%
	Chase Comm'l. Mtg. Secs. Corp. 1998-2 A2
$589,452	6.39% due 11/18/2030	$596,254
	1997-1 C
570,000	7.37% due 6/19/2029	573,481
393,000	Comm'l. Mtg. Asset Tr. 1999-C1 A3 6.64% due 1/17/2032	401,949
250,000	Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035†	239,383
	GMAC Comm'l. Mtg. Secs., Inc. 1997-C1 A3
164,131	6.869% due 7/15/2029	165,439
	1999-C2 A2
293,000	6.945% due 9/15/2033	301,389

See notes to financial statements.

■  The Guardian Low Duration Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
	Greenwich Capital Comm'l. Funding Corp. 2004-GG1 A2
$222,547	3.835% due 6/10/2036	$217,082
	2005-GG3 A2
336,000	4.305% due 8/10/2042	321,878
504,107	J.P. Morgan Chase Comm'l. Mtg. 2004-C1 A1 3.053% due 1/15/2038	479,031
260,000	J.P. Morgan Comm'l. Mtg. Fin. Corp. 1997-C5 B 7.159% due 9/15/2029	262,768
	LB UBS Comm'l. Mtg. Tr. 2003-C1 A2
250,000	3.323% due 3/15/2027	240,768
	2001-C3 A1
61,880	6.058% due 6/15/2020	62,360
	2000-C5 A1
369,709	6.41% due 12/15/2019	372,334
485,000	Morgan Stanley Capital I 1999-RM1 E 7.205% due 12/15/2031 (1)	499,125
503,986	Salomon Brothers Mtg. Secs. VII, Inc. 2001-C2 A2 6.168% due 2/13/2010	506,017
	Total Commercial Mortgage Backed Securities (Cost $5,386,897)	5,239,258
Corporate Bonds — 27.9%
Automotive — 3.2%
$500,000	Daimler Chrysler NA Hldg. 4.75% due 1/15/2008	$491,824
200,000	Ford Motor Credit Co. 6.50% due 1/25/2007	199,654
400,000	General Motors Acceptance Corp. 6.125% due 9/15/2006	399,409
		1,090,887
Chemicals — 1.5%
200,000	Lyondell Chemical Co. 10.875% due 5/1/2009	203,000
328,000	Praxair, Inc. 4.75% due 7/15/2007	324,874
		527,874
Entertainment — 1.2%
400,000	AOL Time Warner, Inc. 6.15% due 5/1/2007	401,372
Finance Companies — 3.4%
500,000	General Electric Capital Corp. 3.50% due 8/15/2007	488,260
300,000	Istar Financial, Inc. 7.00% due 3/15/2008	304,762
400,000	Residential Capital Corp. 6.125% due 11/21/2008	395,364
		1,188,386
Financial–Banks — 0.8%
300,000	Popular NA, Inc. 3.875% due 10/1/2008	287,032

Principal Amount		Value
Insurance — 1.7%
$300,000	UnitedHealth Group, Inc. 3.375% due 8/15/2007	$292,302
300,000	WellPoint, Inc. 3.75% due 12/14/2007	291,497
		583,799
Media–Cable — 2.4%
300,000	Comcast Corp. 7.625% due 4/15/2008	308,596
500,000	Cox Comm., Inc. 7.75% due 8/15/2006	500,851
		809,447
Media–NonCable — 0.9%
300,000	Scholastic Corp. 5.75% due 1/15/2007	299,519
Metals and Mining — 1.5%
500,000	Steel Dynamics, Inc. 9.50% due 3/15/2009	515,000
Natural Gas–Pipelines — 2.6%
500,000	Enterprise Prod. Operating LP 4.00% due 10/15/2007	486,490
400,000	Sempra Energy 4.621% due 5/17/2007	396,102
		882,592
Paper and Forest Products — 0.8%
300,000	Packaging Corp. of America 4.375% due 8/1/2008	291,341
Real Estate Investment Trusts — 2.3%
505,000	Avalon Bay Communities, Inc. 6.80% due 7/15/2006	505,147
300,000	EOP Operating LP 6.763% due 6/15/2007	302,364
		807,511
Retailers — 1.7%
300,000	CVS Corp. 3.875% due 11/1/2007	292,051
305,000	Federated Dept. Stores 6.625% due 9/1/2008	309,873
		601,924
Services — 0.7%
250,000	Cendant Corp. 6.875% due 8/15/2006	250,246
Utilities–Electric and Water — 1.7%
289,000	American Electric Power 4.709% due 8/16/2007 (1)	285,462
300,000	Tampa Electric 5.375% due 8/15/2007	298,210
		583,672
Wireline Communications — 1.5%
500,000	Sprint Capital Corp. 6.00% due 1/15/2007	500,671
	Total Corporate Bonds (Cost $9,739,935)	9,621,273

See notes to financial statements.

■  The Guardian Low Duration Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Sovereign Debt Security — 0.8%
$300,000	United Mexican States 4.625% due 10/8/2008 (Cost $295,802)	$292,500
U.S. Government Securities — 17.7%
U.S. Government Agency Securities — 11.2%
$585,000	FHLMC 3.15% due 12/16/2008	$554,444
	FNMA
165,000	3.75% due 3/18/2010 (2)	157,431
920,000	3.875% due 2/15/2010	872,605
520,000	4.50% due 12/1/2009	502,757
1,800,000	5.125% due 4/15/2011	1,772,867
		3,860,104
U.S. Treasury Notes — 6.5%
	U.S. Treasury Notes
1,685,000	4.50% due 11/15/2010	1,645,903
50,000	4.875% due 4/30/2011	49,490
555,000	5.125% due 6/30/2008	554,653
		2,250,046
	Total U.S. Government Securities (Cost $6,223,580)	6,110,150
Repurchase Agreement — 5.6%
$1,938,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $1,938,799 at
	4.95%, due 7/3/2006 (3)
	(Cost $1,938,000)	$1,938,000
Total Investments — 100.8% (Cost $35,388,343)		34,805,826
Liabilities in Excess of Cash, Receivables and Other Assets — (0.8)%		(269,625)
Net Assets — 100%		$34,536,201

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006, the aggregate market value of these securities amounted to $569,378 representing 1.6% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Floating rate note. The rate shown is the rate in effect at 6/30/2006.

  (2)  Step-up bond.

  (3)  The repurchase agreement is fully collateralized by $1,980,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $1,980,000.

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
Corporate Bonds — 94.0%
Aerospace and Defense — 2.3%
	Comm. & Power Inds., Inc.
$671,000	Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B–	$677,710
	DRS Technologies, Inc.
320,000	Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	318,400
	L-3 Comms. Corp.
404,000	Sr. Sub. Nt. 6.125% due 7/15/2013	Ba3/BB+	384,810
200,000	Sr. Sub. Nt. 6.375% due 10/15/2015	Ba3/BB+	191,000
	Transdigm, Inc.
200,000	Sr. Sub. Nt.† 7.75% due 7/15/2014	B3/B–	199,000
			1,770,920
Automotive — 10.2%
	American Axle & Mfg., Inc.
400,000	Sr. Nt. 5.25% due 2/11/2014	Ba3/BB	332,000
	Ford Motor Credit Co.
800,000	Nt. 6.75% due 8/15/2008	Ba2/B+	748,825
1,225,000	Nt. 7.00% due 10/1/2013	Ba2/B+	1,054,281
1,400,000	Sr. Nt. 7.25% due 10/25/2011	Ba2/B+	1,241,905
538,391	Sr. Nt.† 9.75% due 9/15/2010	Ba2/B+	524,600
	General Motors Acceptance Corp.
400,000	Nt. 6.15% due 4/5/2007	Ba1/BB	397,661
3,060,000	Nt. 6.75% due 12/1/2014	Ba1/BB	2,842,189
	Keystone Automotive Operations
400,000	Sr. Sub. Nt. 9.75% due 11/1/2013	Caa1/B–	378,000
	United Components, Inc.
400,000	Sr. Sub. Nt. 9.375% due 6/15/2013	Caa1/B–	394,000
			7,913,461
Building Materials — 1.0%
	Norcraft Cos. Fin.
500,000	Sr. Sub. Nt. 9.00% due 11/1/2011	B3/B–	508,750
	U.S. Concrete, Inc.
300,000	Sr. Sub Nt.† 8.375% due 4/1/2014	B3/B–	303,000
			811,750
Chemicals — 5.0%
	Equistar Chemicals LP
1,185,000	Sr. Nt. 10.125% due 9/1/2008	B1/BB–	1,247,212
	Koppers, Inc.
398,000	Sr. Nt. 9.875% due 10/15/2013	B1/B	426,855
	Lyondell Chemical Co.
1,502,000	Sr. Sub. Nt. 10.875% due 5/1/2009	B2/B	1,524,530

Principal Amount		Rating Moody's/ S&P*	Value
	Nell AF SARL
$700,000	Sr. Nt.† 8.375% due 8/15/2015	B2/B–	$672,875
			3,871,472
Construction Machinery — 2.4%
	Nationsrent, Inc.
400,000	Sr. Sub. Nt. 9.50% due 5/1/2015	Caa1/B–	423,000
	Terex Corp.
285,000	Sr. Sub. Nt. 9.25% due 7/15/2011	B2/B+	302,813
190,000	Sr. Sub. Nt. Ser. B 10.375% due 4/1/2011	B2/B+	200,925
	United Rentals NA, Inc.
960,000	Sr. Sub. Nt. 7.75% due 11/15/2013	Caa1/B	912,000
			1,838,738
Consumer Products — 1.7%
	Elizabeth Arden, Inc.
410,000	Sr. Sub. Nt. 7.75% due 1/15/2014	B2/B–	402,825
	Jafra Cosmetics
539,000	Sr. Sub. Nt. 10.75% due 5/15/2011	B3/B–	578,078
	Riddell Bell Hldgs., Inc.
360,000	Sr. Sub. Nt. 8.375% due 10/1/2012	B3/B–	354,600
			1,335,503
Electric — 9.1%
	Mission Energy Hldg.
1,170,000	Sr. Sec. Nt. 13.50% due 7/15/2008	B2/B–	1,304,550
	Nevada Power Co.
515,000	Mtg. Nt. Ser. L 5.875% due 1/15/2015	Ba1/BB	488,402
300,000	Mtg. Nt. Ser. N† 6.65% due 4/1/2036	Ba1/BB	283,366
	NRG Energy, Inc.
500,000	Sr. Nt. 7.375% due 2/1/2016	B1/B–	487,500
	Reliant Resources, Inc.
400,000	Sr. Sec. Nt. 9.50% due 7/15/2013	B2/B	402,000
	Sierra Pacific Resources
1,600,000	Sr. Nt. 8.625% due 3/15/2014	B1/B–	1,694,954
	TECO Energy, Inc.
202,000	Sr. Nt. 6.75% due 5/1/2015	Ba2/BB	196,445
1,295,000	Nt. 7.00% due 5/1/2012	Ba2/BB	1,288,525
	UtiliCorp United, Inc.
880,000	Sr. Nt. 7.75% due 6/15/2011	B2/B–	910,800
			7,056,542
Energy — 6.0%
	Basic Energy Services, Inc.
200,000	Sr. Nt.† 7.125% due 4/15/2016	B1/B	186,000

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
	Belden & Blake Corp.
$200,000	Sr. Sec. Nt. 8.75% due 7/15/2012	NR/CCC+	$203,000
	Chaparral Energy, Inc.
190,000	Sr. Nt.† 8.50% due 12/1/2015	B3/B	189,050
	Chesapeake Energy Corp.
318,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB	294,945
300,000	Sr. Nt. 7.625% due 7/15/2013	Ba2/BB	301,875
	Dresser, Inc.
447,000	Sr. Nt. 10.125% due 4/15/2011	B2/CCC+	453,705
	Encore Acquisition Co.
600,000	Sr. Sub. Nt. 7.25% due 12/1/2017	B2/B	576,000
	Hanover Compressor Co.
100,000	Sr. Nt. 7.50% due 4/15/2013	B3/B	98,000
	Hilcorp Energy I LP
200,000	Sr. Nt.† 9.00% due 6/1/2016	B3/B	201,500
	Newpark Resources, Inc.
700,000	Sr. Sub. Nt. Ser. B 8.625% due 12/15/2007	B2/B	700,000
	Pioneer Natural Resource Co.
600,000	Sr. Nt. 6.875% due 5/1/2018	Ba1/BB+	578,163
	Pride Int'l., Inc.
219,000	Sr. Nt. 7.375% due 7/15/2014	Ba2/BB–	220,095
	Western Oil Sands, Inc.
298,000	Sr. Sec Nt. 8.375% due 5/1/2012	Ba2/BB+	316,625
	Whiting Petroleum Corp.
400,000	Sr. Sub. Nt. 7.00% due 2/1/2014	B2/B	378,000
			4,696,958
Entertainment — 0.4%
	Intrawest Corp.
350,000	Sr. Nt. 7.50% due 10/15/2013	B1/B+	348,250
Environmental — 0.4%
	Allied Waste NA, Inc.
335,000	Sr. Nt. 7.875% due 4/15/2013	B2/BB–	335,000
Food and Beverage — 3.1%
	ASG Consolidated LLC
550,000	Sr. Disc. Nt. (1) 0/11.50% due 11/1/2011	Caa1/B–	463,375
	Dean Foods Co.
600,000	Sr. Nt. 7.00% due 6/1/2016	Ba2/BB–	580,500
	Del Monte Corp.
618,000	Sr. Sub. Nt. 6.75% due 2/15/2015	B2/B	573,195
	Michael Foods, Inc.
808,000	Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	793,860
			2,410,930

Principal Amount		Rating Moody's/ S&P*	Value
Gaming — 3.1%
	Boyd Gaming Corp.
$600,000	Sr. Sub. Nt. 6.75% due 4/15/2014	B1/B+	$569,250
400,000	Sr. Sub. Nt. 7.125% due 2/1/2016	B1/B+	386,500
	MGM MIRAGE, Inc.
500,000	Sr. Nt. 6.625% due 7/15/2015	Ba2/BB	466,250
400,000	Sr. Nt. 8.50% due 9/15/2010	Ba2/BB	415,500
	Pokagon Gaming Authority
200,000	Sr. Nt.† 10.375% due 6/15/2014	B3/B	206,750
	Station Casinos
400,000	Sr. Sub. Nt. 6.875% due 3/1/2016	B1/B+	373,000
			2,417,250
Health Care — 4.4%
	Coventry Health Care, Inc.
618,000	Sr. Nt. 6.125% due 1/15/2015	Ba1/BBB–	587,540
	DaVita, Inc.
560,000	Sr. Sub. Nt.† 7.25% due 3/15/2015	B3/B	537,600
	Fisher Scientific Int'l., Inc.
800,000	Sr. Sub. Nt. 6.125% due 7/1/2015	Ba2/BB+	771,000
	Fresenius Medical Care
570,000	Capital Tr. 7.875% due 6/15/2011	B1/B+	575,700
	HCA, Inc.
600,000	Sr. Nt. 6.30% due 10/1/2012	Ba2/BB+	564,313
	HealthSouth Corp.
400,000	Sr. Nt.† 10.75% due 6/15/2016	B3/CCC+	392,000
			3,428,153
Home Construction — 1.3%
	K. Hovnanian Enterprises, Inc.
400,000	Sr. Nt. 6.25% due 1/15/2016	Ba1/BB	347,000
300,000	Sr. Nt. 8.625% due 1/15/2017	Ba1/BB	297,750
	WCI Communities, Inc.
270,000	Sr. Sub. Nt. 6.625% due 3/15/2015	Ba3/B+	224,100
200,000	Sr. Sub. Nt. 7.875% due 10/1/2013	Ba3/B+	175,500
			1,044,350
Insurance — 0.5%
	UnumProvident Finance Co.
400,000	Sr. Nt.† 6.85% due 11/15/2015	Ba1/BB+	393,225
Lodging — 1.1%
	Host Marriott LP
900,000	Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba2/BB	846,000

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
Media–Cable — 3.8%
	Charter Comm. Hldgs. II
$1,272,000	Sr. Nt. 10.25% due 9/15/2010	Caa1/CCC–	$1,275,180
	Charter Comm. Operating LLC
372,000	Sr. Nt.† 8.00% due 4/30/2012	B2/B–	370,140
	CSC Hldgs., Inc.
400,000	Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	400,000
	Insight Comm., Inc.
515,000	Sr. Disc. Nt. 12.25% due 2/15/2011	Caa1/CCC+	544,612
	Insight Midwest LP
373,000	Sr. Nt. 10.50% due 11/1/2010	B2/B	388,853
			2,978,785
Media–NonCable — 5.4%
	Block Comm., Inc.
200,000	Sr. Nt.† 8.25% due 12/15/2015	B1/B–	192,000
	CMP Susquehanna Corp.
200,000	Sr. Sub. Nt.† 9.875% due 5/15/2014	B3/CCC	186,000
	Dex Media East LLC
351,000	Sr. Sub. Nt. 12.125% due 11/15/2012	B1/B	393,997
	DirecTV Hldgs. Fin.
388,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB–	357,930
181,000	Sr. Nt. 8.375% due 3/15/2013	Ba2/BB–	189,598
	EchoStar DBS Corp.
365,000	Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	349,488
295,000	Sr. Nt. 6.625% due 10/1/2014	Ba3/BB–	277,300
	Houghton Mifflin Co.
500,000	Sr. Sub. Nt. 9.875% due 2/1/2013	Caa1/CCC+	518,750
	Hughes Network Systems LLC/ HNS Finance
100,000	Sr. Nt.† 9.50% due 4/15/2014	B1/B–	98,000
	R.H. Donnelley Corp.
140,000	Sr. Disc. Nt. Ser. A-1† 6.875% due 1/15/2013	Caa1/B	128,800
	R.H. Donnelley Fin. Corp. I
465,000	Sr. Sub. Nt. 10.875% due 12/15/2012	B2/B	510,337
	R.H. Donnelley Fin. Corp. III
260,000	Sr. Disc. Nt. Ser. A-2† 6.875% due 1/15/2013	Caa1/B	239,200
	Radio One, Inc.
400,000	Sr. Sub. Nt. 6.375% due 2/15/2013	B2/B	366,000
	XM Satellite Radio, Inc.
400,000	Sr. Nt.† 9.75% due 5/1/2014	Caa2/CCC	366,000
			4,173,400

Principal Amount		Rating Moody's/ S&P*	Value
Metals and Mining — 1.4%
	Oregon Steel Mills, Inc.
$1,030,000	1st Mtg. Nt. 10.00% due 7/15/2009	Ba3/NR	$1,081,500
Natural Gas–Distributors — 1.0%
	Amerigas Partners LP
400,000	Sr. Nt. 7.125% due 5/20/2016	B1/NR	375,000
	Suburban Propane Partners LP
400,000	Sr. Nt. 6.875% due 12/15/2013	B1/B–	374,000
			749,000
Natural Gas–Pipelines — 5.5%
	Atlas Pipeline Partners
200,000	Sr. Nt.† 8.125% due 12/15/2015	B1/B+	199,250
	Colorado Interstate Gas Co.
800,000	Sr. Nt. 6.80% due 11/15/2015	NR/B+	771,076
	El Paso Natural Gas
670,000	Sr. Nt. Ser. A 7.625% due 8/1/2010	Ba2/B+	681,725
	Holly Energy Partners LP
410,000	Sr. Nt. 6.25% due 3/1/2015	Ba3/B+	375,150
	Kinder Morgan Finance Corp.
500,000	Sr. Nt. 5.70% due 1/5/2016	Baa2/BBB	434,136
	MarkWest Energy Partners LP
600,000	Sr. Nt.† 8.50% due 7/15/2016	B2/B	590,100
	Southern Natural Gas Co.
623,000	Nt. 7.35% due 2/15/2031	Ba2/B+	597,763
	Williams Cos., Inc.
600,000	Sr. Nt. 7.75% due 6/15/2031	Ba2/BB–	591,000
			4,240,200
Non Sovereign — 1.3%
	Gazprom OAO
900,000	Nt.† 9.625% due 3/1/2013	NR/BB+	1,031,625
Noncaptive Consumer — 1.3%
	Dollar Financial Group, Inc.
559,000	Sr. Nt. 9.75% due 11/15/2011	B3/B+	600,925
	Residential Capital Corp.
400,000	Sr. Nt. 6.375% due 6/30/2010	Baa3/BBB–	394,556
			995,481
Packaging — 2.1%
	Crown Americas
800,000	Sr. Nt.† 7.75% due 11/15/2015	B1/B	788,000
	Owens-Brockway Glass Container
400,000	Sr. Sec. Nt. 7.75% due 5/15/2011	B1/BB–	403,000
424,000	Sr. Sec. Nt. 8.875% due 2/15/2009	B1/BB–	436,720
			1,627,720

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
Paper and Forest Products — 4.3%
	Abitibi-Consolidated, Inc.
$1,000,000	Sr. Nt. 6.00% due 6/20/2013	B1/B+	$810,000
	Caraustar Inds., Inc.
600,000	Nt. 7.375% due 6/1/2009	B2/B+	567,000
	Domtar, Inc.
400,000	Nt. 7.875% due 10/15/2011	B1/B+	376,000
	Graphic Packaging Int'l., Inc.
1,022,000	Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B–	1,011,780
	Jefferson Smurfit Corp.
400,000	Sr. Nt. 7.50% due 6/1/2013	B2/CCC+	358,000
	Millar Western Forest
298,000	Sr. Nt. 7.75% due 11/15/2013	B2/B–	226,480
			3,349,260
Retailers — 1.0%
	Bon-Ton Dept.Stores, Inc.
400,000	Sr. Nt.† 10.25% due 3/15/2014	B2/B–	371,000
	Rent-A-Center
400,000	Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	Ba3/BB–	398,000
			769,000
Services — 0.8%
	Autonation, Inc.
100,000	Sr. Nt.† 7.00% due 4/15/2014	Ba2/BB+	98,500
50,000	Sr. Nt.†(2) 7.045% due 4/15/2013	Ba2/BB+	49,750
	Education Management LLC
500,000	Sr. Nt.† 8.75% due 6/1/2014	B3/CCC+	495,000
			643,250
Supermarkets — 0.6%
	Delhaize America, Inc.
400,000	Debt. 9.00% due 4/15/2031	Ba1/BB+	438,644
Technology — 2.5%
	Activant Solutions, Inc.
200,000	Sr. Sub. Nt.† 9.50% due 5/1/2016	Caa1/CCC+	193,500
	Iron Mountain, Inc.
700,000	Sr. Sub. Nt. 8.625% due 4/1/2013	Caa1/B	700,000
	Nortel Networks Ltd.
200,000	Sr. Nt.†(2) 9.73% due 7/15/2011	B3/B–	203,500
200,000	Sr. Nt.† 10.75% due 7/15/2016	B3/B–	203,500
	Solectron Global Fin. Ltd.
400,000	Sr. Sub. Nt.† 8.00% due 3/15/2016	B3/B–	394,000

Principal Amount		Rating Moody's/ S&P*	Value
	Xerox Corp.
$240,000	Sr. Nt. 6.40% due 3/15/2016	Ba2/BB+	$226,500
			1,921,000
Textile — 1.4%
	Oxford Inds., Inc.
300,000	Sr. Nt. 8.875% due 6/1/2011	B1/B	300,000
	Russell Corp.
785,000	Sr. Nt. 9.25% due 5/1/2010	B2/B	821,306
			1,121,306
Tobacco — 0.8%
	Reynolds American, Inc.
600,000	Sr. Sec. Nt.† 7.25% due 6/1/2013	Ba2/BB	586,500
Transportation — 1.1%
	Avis Budget Car Rental LLC
100,000	Sr. Nt.†(2) 7.576% due 5/15/2014	Ba3/BB–	99,750
100,000	Sr. Nt.† 7.625% due 5/15/2014	Ba3/BB–	97,000
100,000	Sr. Nt.† 7.75% due 5/15/2016	Ba3/BB–	96,250
	OMI Corp.
600,000	Sr. Nt. 7.625% due 12/1/2013	B1/B+	598,500
			891,500
Wireless Communications — 4.3%
	Centennial Cell Comm. Corp.
300,000	Sr. Nt. 10.125% due 6/15/2013	B3/CCC	315,750
	Inmarsat Fin. PLC
310,000	Sr. Nt. 7.625% due 6/30/2012	Ba3/B+	317,750
	Intelsat Bermuda Ltd.
100,000	Sr. Nt.† 9.25% due 6/15/2016	B2/B+	103,250
	Nextel Comm., Inc.
1,350,000	Sr. Nt. Ser. D 7.375% due 8/1/2015	Baa2/A–	1,374,135
	Nextel Partners, Inc.
350,000	Sr. Nt. 8.125% due 7/1/2011	Ba3/A–	366,188
	Nordic Telephone Co. Hldgs.
200,000	Sr. Nt.† 8.875% due 5/1/2016	B2/B	205,500
	Panamsat Corp.
100,000	Sr. Nt.† 9.00% due 6/15/2016	B2/B	101,500
	Rogers Wireless, Inc.
580,000	Sr. Sub. Nt. 8.00% due 12/15/2012	Ba3/B+	593,050
			3,377,123
Wireline Communications — 3.4%
	Citizens Comm. Co.
400,000	Sr. Nt. 9.25% due 5/15/2011	Ba3/BB+	430,000
	Qwest Corp.
500,000	Sr. Nt. 7.625% due 6/15/2015	Ba3/BB	493,750

See notes to financial statements.

■  The Guardian High Yield Bond Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
$885,000	Sr. Nt. 7.875% due 9/1/2011	Ba3/BB	$896,063
	U.S. West Comm.
480,000	Debt. 8.875% due 6/1/2031	Ba3/BB	500,400
	Windstream Corp.
300,000	Sr. Nt.† 8.625% due 8/1/2016	Ba3/BB–	306,750
			2,626,963
	Total Corporate Bonds (Cost $73,940,221)		73,120,759
Indexed Securities — 2.4%
	Dow Jones Credit Default Index
$958,000	Ser. HY-6-T2† 7.375% due 6/29/2011	Ba3/NR	$937,643
958,000	Ser. HY-6-T3† 8.125% due 6/29/2011	B3/NR	938,840
	Total Indexed Securities (Cost $1,905,708)		1,876,483

Shares		Value
Warrant — 0.0%
	XM Satellite Radio, Inc.
330	exp. 3/15/2010 (Cost $66,660)	$2,475
Principal Amount		Value
Repurchase Agreement — 5.0%
$3,848,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $3,849,587 at
	4.95%, due 7/3/2006 (3)
	(Cost $3,848,000)	$3,848,000
Total Investments — 101.4% (Cost $79,760,589)		78,847,717
Liabilities in Excess of Cash, Receivables and Other Assets — (1.4)%		(1,100,455)
Net Assets — 100%		$77,747,262

  *  Unaudited.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006, the aggregate market value of these securities amounted to $13,759,814 representing 17.7% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Step-up bond.

  (2)  Floating rate note. The rate shown is the rate in effect at 6/30/2006.

  (3)  The repurchase agreement is fully collateralized by $3,925,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $3,925,000.

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
Municipal Bonds — 98.7%
Alabama — 1.2%
	Alabama 21st Century Auth. Tobacco Settlement Rev.,
$1,000,000	5.25% due 12/1/2009	Baa1/A–	$1,037,750
160,000	5.75% due 12/1/2019	Baa1/A–	168,936
			1,206,686
Alaska — 1.4%
1,300,000	Northern Tobacco Securitization Corp., 5.80% due 6/1/2012	Baa3/BBB	1,366,456
Arizona — 4.7%
1,500,000	Mesa Arizona Utility Sys. Rev., 5.00% due 7/1/2027	Aaa/AAA	1,546,380
1,000,000	Phoenix, AZ G.O. Ser. B, 5.375% due 7/1/2020	Aa1/AA+	1,071,450
	Salt River Proj., AZ Agric. Impt. & Pwr. Dist. Rev. Ser. A,
1,500,000	5.00% due 1/1/2028	Aa1/AA	1,546,860
500,000	5.00% due 1/1/2029	Aa1/AA	514,845
			4,679,535
Arkansas — 1.0%
1,000,000	Arkansas St. G.O. Fed. Hwy. Grant Ser. A, 5.50% due 8/1/2011	Aa2/AA	1,044,360
California — 8.8%
1,305,000	California Cnty. Tobacco Securitization Agy., 4.75% due 6/1/2019	Baa3/NR	1,310,246
	California St. Var. Purp. G.O.,
1,500,000	5.00% due 3/1/2028	A1/A+	1,526,340
2,000,000	5.25% due 11/1/2027	A1/A+	2,074,840
1,500,000	Golden St. Tobacco Securitization Corp. Rev. Ser. A, 5.00% due 6/1/2035	Aaa/AAA	1,519,290
750,000	Golden St. Tobacco Securitization Corp. Ser. 2003-A-1, 5.00% due 6/1/2012	Baa3/BBB	777,083
1,500,000	Tobacco Securitization Auth. Northern California Rev. Ser. A-1, 5.375% due 6/1/2038	Baa3/BBB	1,519,500
			8,727,299
Colorado — 2.6%
1,000,000	Commerce City Colorado Sales & Use Tax Rev., 5.00% due 8/1/2025	Aaa/AAA	1,040,100
1,500,000	North Metro Fire Rescue Dist. Colorado G.O., 5.00% due 12/1/2027	NR/AAA	1,546,590
			2,586,690
Connecticut — 1.6%
1,500,000	Greater New Haven Wtr. Pollution Ctrl. Auth. Ser. A, 5.00% due 11/15/2030	Aaa/AAA	1,543,980
Florida — 1.6%
1,500,000	Florida St. Brd. of Ed. Lottery Rev. Ser. C, 5.25% due 7/1/2016	Aaa/AAA	1,578,420

Principal Amount		Rating Moody's/ S&P*	Value
Georgia — 1.1%
$1,000,000	Fulton Cnty., GA Dev. Auth. Rev. Georgia Tech. Foundation Ser. A, 5.125% due 11/1/2021	Aa1/AA+	$1,045,080
Idaho — 1.0%
1,000,000	Ada & Canyon Cntys., ID Jt. Sch. Dist. G.O., 4.00% due 8/15/2009	Aa2/AA–	1,004,320
Indiana — 2.1%
1,000,000	Indiana Hlth. Fac. Fin. Auth. Rev. Ser. F, 5.50% due 11/15/2008	Aa2/AA	1,036,580
1,030,000	Indiania St. Hsg. & Cmnty. Dev. Auth. Rev. AMT Mtg. Ser. C-2, 5.00% due 7/1/2031	Aaa/NR	1,023,449
			2,060,029
Kansas — 1.4%
1,300,000	Kansas St. Dev. Fin. Auth. Lease, 5.125% due 4/1/2022	Aaa/AAA	1,361,152
Kentucky — 1.3%
1,250,000	Kentucky St. Ppty. & Bldgs. Comm. Rev., 5.00% due 8/1/2025	Aaa/AAA	1,295,138
Maryland — 1.7%
1,500,000	Maryland St. Economic Dev. Corp. Student Hsg. Rev. Univ. MD College Park Proj., 6.50% due 6/1/2013 (1)	Baa3/NR	1,708,665
Massachusetts — 9.4%
1,500,000	Massachusetts St. College Bldg. Auth. Proj. Rev. Ser A, 5.00% due 5/1/2026	Aaa/AAA	1,549,275
2,000,000	Massachusetts St. G.O. Cons. Ln. Ser. C, 5.00% due 9/1/2025	Aa2/AA	2,063,620
1,500,000	Massachusetts St. Hsg. Fin. Agy. Ser. B, 5.00% due 6/1/2030	Aa3/AA–	1,514,160
1,550,000	Massachusetts St. Hsg. Fin. Agy. Rev. AMT Ser. H, 5.00% due 12/1/2028	Aa3/AA–	1,533,446
1,000,000	Massachusetts St. Wtr. Resources Auth. Rev. Ser. A, 5.00% due 8/1/2029	Aaa/AAA	1,026,680
1,600,000	Massachusetts St. Wtr. Resources Auth. Rev. Sub-Ser. C, 4.01% due 8/1/2020 (2)	Aaa/AA	1,600,000
			9,287,181
Michigan — 1.6%
1,500,000	Michigan St. Hosp. Fin. Auth. Rev. Ref. Henry Ford Health Sys. Ser. A, 5.25% due 11/15/2032	A1/A	1,540,920

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
Minnesota — 3.1%
$1,500,000	Minnesota St. Hsg. Fin. Agy. Rev. AMT Res. Hsg. Fin. Ser. I, 5.05% due 7/1/2026	Aa1/AA+	$1,504,815
1,500,000	Rochester, MN Waste Wtr. Ser. A G.O., 5.00% due 2/1/2026	Aaa/AAA	1,553,880
			3,058,695
Missouri — 1.1%
1,000,000	Camdenton, MO Reorganized Sch. Dist. Ref. & Impt. G.O., 5.25% due 3/1/2024	Aaa/AAA	1,052,470
Nebraska — 1.5%
1,500,000	Nebraska Pub. Pwr. Dist. Rev. Gen. Ser. C, 5.00% due 1/1/2030	Aaa/AAA	1,536,420
New Hampshire — 1.5%
1,500,000	New Hampshire St. Hsg. Fin. Auth. Rev. AMT Mtg. Acquisition Ser. E, 5.00% due 7/1/2030	Aa2/NR	1,497,900
New Jersey — 1.8%
1,735,000	Tobacco Settlement Fin. Corp., 5.50% due 6/1/2012	Baa3/BBB	1,804,834
New York — 14.7%
1,500,000	Long Island Pwr. Auth. NY Elec. Sys. Rev. Gen. Ser. A, 5.00% due 12/1/2026	Aaa/AAA	1,541,220
1,255,000	New York City Indl. Dev. Agy., 5.25% due 3/1/2018	Aaa/AAA	1,324,012
2,000,000	New York St. Environmental Facs., 5.00% due 6/15/2025	Aaa/AAA	2,071,400
1,500,000	New York St. Urban Dev. Corp., 5.25% due 1/1/2009 (3)	NR/AA–	1,543,590
2,000,000	New York, NY City Tran. Fin. Auth. Fac. Ref. Sub. Ser. A-2, 5.00% due 11/1/2008	Aa2/AAA	2,051,800
	New York, NY G.O.
1,500,000	Ser. G-MBIA 5.00% due 8/1/2023	Aaa/AAA	1,550,670
1,500,000	Ser. J Sub. Ser. J-1, 5.00% due 6/1/2031	A1/AA–	1,522,170
3,000,000	Tompkins County, NY Indl. Dev. Agy. Rev. Civic Fac. Ithaca Coll. Proj., 3.94% due 7/1/2034 (2)	Aaa/AAA	3,000,000
			14,604,862
North Carolina — 7.1%
1,345,000	Appalachian St. Univ. NC Rev. Ref., 5.00% due 7/15/2025	Aaa/NR	1,384,355
1,500,000	North Carolina St. Ref. G.O., 5.00% due 3/1/2010	Aa1/AAA	1,559,745
2,000,000	North Carolina St. Univ., NC Raleigh Rev. Gen. Ser. A, 5.00% due 10/1/2024	Aaa/AAA	2,070,160
1,975,000	Wilmington, NC Wtr. & Swr. Sys. Rev. Ref. 5.00% due 6/1/2030	Aaa/AAA	2,019,062
			7,033,322

Principal Amount		Rating Moody's/ S&P*	Value
Ohio — 3.2%
$2,000,000	Ohio St. Bldg. Auth. Ref. St. Facs. Hwy., 5.00% due 10/1/2010	Aaa/AAA	$2,084,220
1,050,000	Univ. of Cincinnati, OH Gen. Rcpts. Ser. A, 5.50% due 6/1/2011	Aaa/AAA	1,121,851
			3,206,071
Oregon — 3.1%
1,500,000	Oregon St. Dept. Trans. Hwy. Usertax Rev. Ser. A, 5.00% due 11/15/2031	Aa2/AA+	1,534,005
1,500,000	Oregon St. Hsg. & Cmnty. Svcs. Dept. Mtg. Rev. AMT Single Family Mtg. Ser. E, 5.00% due 1/1/2025	Aa2/NR	1,507,020
			3,041,025
Pennsylvania — 1.6%
1,500,000	Philadelphia PA School Dist. G.O. Ser. B, 5.625% due 8/1/2012 (1)	Aaa/AAA	1,629,315
Puerto Rico — 6.3%
1,500,000	Puerto Rico Comwlth. Pub. Impt. G.O. Ser. A, 5.00% due 7/1/2029	Aaa/AAA	1,536,690
2,000,000	Puerto Rico Comwlth. Hwy. & Transitional Auth. Rev. Ser. K, 5.00% due 7/1/2019	Baa3/BBB+	2,042,080
1,000,000	Puerto Rico Muni. Fin. Agy. Ser. A, 5.25% due 8/1/2021	Aaa/AAA	1,057,360
1,500,000	Puerto Rico Pub. Bldgs. Auth. Rev. Gov't. Facs. Ser. I, 5.50% due 7/1/2020	Baa3/BBB	1,589,370
			6,225,500
South Carolina — 3.9%
1,250,000	Charleston, SC Wtrwks. & Swr. Rev., 5.25% due 1/1/2018	Aa3/AA	1,320,350
1,000,000	Mount Pleasant, SC Wtr. & Swr. Rev. Ref. & Impt., 5.25% due 12/1/2019	Aaa/AAA	1,058,370
1,500,000	South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. AMT Ser. A-2, 5.05% due 7/1/2027	Aaa/NR	1,502,670
			3,881,390
Tennessee — 1.6%
1,500,000	Memphis Tennesee G.O. Gen. Impt. Ser. A, 5.00% due 11/1/2018	Aaa/AAA	1,570,440
Virginia — 4.4%
1,180,000	Newport News, VA Gen. Impt. Ser. D, 5.00% due 12/1/2022	Aa2/AA	1,230,917
1,500,000	Tobacco Settlement Fin. Corp. VA Asset Bkd., 5.50% due 6/1/2026	Baa3/BBB	1,534,875

See notes to financial statements.

■  The Guardian Tax-Exempt Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Rating Moody's/ S&P*	Value
$1,500,000	Upper Occoquan Swr. Auth. VA Reg. Rev. Ref., 5.00% due 7/1/2023	Aaa/AAA	$1,554,930
			4,320,722
Washington — 1.3%
1,250,000	Snohomish Cnty., WA G.O., 5.375% due 12/1/2019	Aaa/AAA	1,321,525
	Total Municipal Bonds (Cost $98,176,204)		97,820,402

Total Investments — 98.7% (Cost $98,176,204)	97,820,402
Cash, Receivables, and Other Assets Less Liabilities — 1.3%	1,279,462
Net Assets — 100%	$99,099,864

  *  Unaudited.

  (1)  Pre-refunded.

  (2)  Variable rate demand notes.

  (3)  The due date shown is the mandatory put date.

Glossary of Terms:

G.O. — General Obligation.

NR — Not Rated.

AMT — Alternative Minimum Tax.

See notes to financial statements.

■  The Guardian Cash Management Fund

Schedule of Investments

June 30, 2006 (Unaudited)

Principal Amount		Value
Corporate Bonds — 7.3%
Capital Markets — 1.5%
$1,200,000	Goldman Sachs Group LP 7.20% due 3/1/2007†	$1,215,688
5,000,000	J.P. Morgan Chase 6.875% due 1/15/2007	5,041,892
		6,257,580
Computers and Peripherals — 1.1%
4,669,000	IBM Corp. 4.875% due 10/1/2006	4,668,156
Conglomerates — 1.2%
5,000,000	General Electric Capital Corp. 2.80% due 1/15/2007	4,939,383
Diversified Financial Services — 0.9%
3,760,000	Citigroup, Inc. 5.50% due 8/9/2006	3,762,604
Financial — 0.3%
1,462,000	Lehman Brothers Hldgs., Inc. 8.50% due 5/1/2007	1,500,256
Oil, Gas and Consumable Fuels — 2.3%
10,000,000	Conoco Fdg. Co. 5.45% due 10/15/2006	10,015,530
	Total Corporate Bonds (Cost $31,143,509)	31,143,509
Certificates of Deposit — 3.5%
$100,000	Societe Generale NA 4.04% due 7/27/2006	$99,957
10,000,000	Washington Mutual Bank 5.28% due 8/7/2006	10,001,147
5,000,000	Wells Fargo Bank NA 5.207% due 7/20/2006 (1)	5,000,000
	Total Certificates of Deposit (Cost $15,101,104)	15,101,104
U.S. Government Securities — 2.3%
U.S. Government Agency Securities — 2.3%
$5,000,000	FHLB 5.00% due 2/9/2007	$5,000,000
5,000,000	FHLMC 5.50% due 7/9/2007	5,000,000
	Total U.S. Government Securities (Cost $10,000,000)	10,000,000
Commercial Paper — 67.3%
ASSET BACKED — 9.3%
$10,000,000	Barton Capital LLC 5.26% due 8/9/2006†	$9,943,017
10,000,000	Govco, Inc. 4.97% due 7/19/2006†	9,975,150
10,000,000	Sheffield Receivables Corp. 5.21% due 7/18/2006†	9,975,397
10,000,000	Surrey Funding Corp. 5.22% due 7/24/2006†	9,966,650
	TOTAL ASSET BACKED	39,860,214

Principal Amount		Value
FINANCIAL — 16.3%
Finance Companies — 2.3%
$10,000,000	Danske Corp. 5.05% due 7/18/2006	$9,976,152
Financial–Banks — 9.3%
10,000,000	Abbey National NA LLC 4.98% due 7/3/2006	9,997,233
10,000,000	BNP Paribas Finance, Inc. 5.302% due 8/28/2006	9,914,579
10,000,000	HVB U.S. Finance 5.18% due 7/19/2006†	9,974,100
10,000,000	UBS Finance LLC 5.275% due 7/31/2006	9,956,042
		39,841,954
Financial–Other — 4.7%
10,000,000	American General Fin. Corp. 5.27% due 8/14/2006	9,935,589
10,000,000	Countrywide Fin. Corp. 5.25% due 7/25/2006	9,965,000
		19,900,589
	TOTAL FINANCIAL	69,718,695
INDUSTRIAL — 41.7%
Aerospace and Defense — 2.1%
$9,000,000	United Technologies Corp. 5.29% due 7/3/2006	$8,997,355
Agricultural — 2.3%
10,000,000	Cargill Global Fdg. 5.27% due 7/13/2006	9,982,433
Automotive — 7.0%
10,000,000	American Honda Fin. Corp. 5.19% due 7/25/2006	9,965,400
10,000,000	BMW U.S. Capital LLC 5.15% due 7/17/2006	9,977,111
10,000,000	Toyota Motor Credit Corp. 5.23% due 8/21/2006	9,925,909
		29,868,420
Electronic Equipment and Instruments — 2.3%
10,000,000	Hitachi America Capital Ltd. 5.27% due 7/11/2006†	9,985,361
Food and Beverages— 9.3%
10,000,000	Coca-Cola Enterprises, Inc. 5.19% due 7/21/2006	9,971,166
10,000,000	Concentrate Mfg. Co. 5.23% due 7/19/2006	9,973,850
10,000,000	Hershey Foods Corp. 5.21% due 8/7/2006	9,946,453
10,000,000	Unilever Capital Corp. 5.26% due 7/3/2006	9,997,078
		39,888,547
Manufacturing — 2.3%
10,000,000	Danaher Corp. 5.06% due 7/11/2006	9,985,945
Media — 2.3%
10,000,000	McGraw-Hill Cos., Inc. 5.24% due 7/24/2006	9,966,522

See notes to financial statements.

■  The Guardian Cash Management Fund

Schedule of Investments (Continued)

June 30, 2006 (Unaudited)

Principal Amount		Value
Metals and Mining — 2.5%
$10,500,000	Alcoa, Inc. 5.27% due 8/4/2006	$10,447,739
Oil and Gas Services — 2.3%
10,000,000	Koch Inds., Inc. 5.27% due 7/28/2006†	9,960,475
Personal Products — 2.3%
10,000,000	L'Oreal USA, Inc. 5.21% due 7/20/2006	9,972,503
Pharmaceuticals — 2.3%
10,000,000	Alcon Capital Corp. 5.00% due 7/3/2006	9,997,222
Utilities–Electric and Water — 4.7%
10,000,000	National Rural Utilities Coop. Fin. 5.25% due 7/26/2006	9,963,542
10,000,000	Southern Co. 5.18% due 7/13/2006	9,982,733
		19,946,275
	TOTAL INDUSTRIAL	178,998,797
	Total Commercial Paper (Cost $288,577,706)	288,577,706
Taxable Municipal Securities (1) — 19.1%
California — 3.6%
$7,465,000	California Housing Fin. Agency 5.43% due 7/5/2006	$7,465,000
8,100,000	Sacramento Cnty., CA 5.43% due 7/5/2006	8,100,000
		15,565,000
Colorado — 2.7%
	Colorado Housing & Fin. Auth.
5,650,000	5.43% due 7/5/2006	5,650,000
5,915,000	5.43% due 7/5/2006	5,915,000
		11,565,000
Connecticut — 1.9%
8,000,000	Connecticut St. Housing & Fin. Auth. 5.30% due 7/6/2006	8,000,000
Michigan — 0.9%
3,950,000	Michigan St. Housing Dev. Auth. 5.43% due 7/5/2006	3,950,000
New York — 5.4%
15,955,000	New York City Trans. 5.43% due 7/5/2006	15,955,000
7,385,000	New York St. Dormitory Auth. Rev. 5.37% due 7/6/2006	7,385,000
		23,340,000
Utah — 3.9%
1,010,000	Utah Housing Corp. Single Family Ser. C-3 Cl. I 5.43% due 7/5/2006	1,010,000
2,410,000	Utah Housing Corp. Single Family Ser. D-2 Cl. I 5.43% due 7/5/2006	2,410,000
4,530,000	Utah Housing Corp. Single Family Ser. D-3 Cl. I 5.43% due 7/5/2006	4,530,000

Principal Amount		Value
$2,720,000	Utah Housing Corp. Single Family Ser. E-2 Cl. I 5.43% due 7/5/2006	$2,720,000
2,365,000	Utah St. Housing Fin. Agency Ser. F-3 Cl. I 5.43% due 7/5/2006	2,365,000
3,595,000	Utah St. Housing Fin. Agency Ser. G-3 Cl. I 5.43% due 7/5/2006	3,595,000
		16,630,000
Washington — 0.7%
2,795,000	Seattle, WA 4.24% due 8/30/2006 (2)	2,795,000
	Total Taxable Municipal Securities (Cost $81,845,000)	81,845,000
Repurchase Agreement — 0.2%
$637,000	State Street Bank and Trust Co.
	repurchase agreement,
	dated 6/30/2006, maturity
	value $637,263 at
	4.95%, due 7/3/2006 (3)
	(Cost $637,000)	$637,000
Total Investments — 99.7% (Cost $427,304,319)		427,304,319
Cash, Receivables, and Other Assets Less Liabilities — 0.3%		1,490,853
Net Assets — 100%		$428,795,172

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 6/30/2006, the aggregate market value of these securities amounted to $70,995,838 representing 16.6% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

  (1)  Floating rate note. The rate shown is the rate in effect at 6/30/2006. The due date shown is the next reset date.

  (2)  Floating rate note. The rate shown is the rate in effect at 6/30/2006. The due date shown is the mandatory put date.

  (3)  The repurchase agreement is fully collateralized by $650,000 in U.S. Government Agency, 5.50%, due 5/29/2009, with a value of $650,000.

See notes to financial statements.

(This page intentionally left blank)

■  The Park Avenue Portfolio

Statements of Assets and Liabilities

June 30, 2006 (Unaudited)

	The Guardian Park Avenue Fund	The Guardian UBS Large Cap Value Fund	The Guardian Park Avenue Small Cap Fund	The Guardian UBS Small Cap Value Fund	The Guardian Asset Allocation Fund	The Guardian S&P 500 Index Fund	The Guardian Baillie Gifford International Growth Fund
ASSETS
Investments, at identified cost (includes majority-owned subsidiary of $120,213,074 for GAAF)	$762,286,423	$69,285,168	$152,915,196	$41,284,642	$129,363,937	$159,664,929	$50,054,278
Investments, at market — Note 1 (includes majority- owned subsidiary of $120,732,285 for GAAF)	807,016,506	92,754,738	168,621,277	44,870,072	130,062,831	177,034,021	70,811,501
Cash	159	950	809	927	66	249,254	279
Foreign currency (cost $33,544 GBGIF and $1,234,280 GBGEMF, respectively)	—	—	—	—	—	—	33,997
Receivable for securities sold	9,075,634	68,198	3,022,899	1,311,839	—	—	—
Receivable for fund shares sold	2,124,412	2,317	165,835	2,408	75,968	26,515	10,722
Dividends receivable	907,453	85,128	146,841	28,797	6,222	198,886	56,320
Interest receivable	489	99	118	123	299	189	21
Receivable for variation margin — Note 1	—	—	—	—	52,800	—	—
Dividend reclaim receivable	—	—	—	—	—	—	28,983
Other assets	15,800	1,455	3,304	829	2,261	3,556	14,039
Total Assets	819,140,453	92,912,885	171,961,083	46,214,995	130,200,447	177,512,421	70,955,862
LIABILITIES
Payable for securities purchased	8,687,491	61,818	—	1,033,665	—	—	—
Accrued expenses	147,074	15,466	17,144	13,575	21,758	18,607	28,223
Payable for fund shares redeemed	—	776	368,211	625	121,548	2,961	74,512
Payable for variation margin — Note 1	—	—	—	—	—	4,000	—
Accrued foreign capital gains tax	—	—	—	—	—	—	—
Distributions payable	—	—	915	—	—	—	—
Payable for forward mortgage securities purchased — Note 6	—	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—	119
Due to GIS	502,423	114,343	156,206	61,900	25,808	89,829	26,098
Total Liabilities	9,336,988	192,403	542,476	1,109,765	169,114	115,397	128,952
Net Assets	$809,803,465	$92,720,482	$171,418,607	$45,105,230	$130,031,333	$177,397,024	$70,826,910
COMPONENTS OF NET ASSETS
Shares of beneficial interest, at par	$249,168	$69,809	$103,338	$38,764	$108,218	$203,593	$43,828
Additional paid-in capital	1,298,261,873	67,461,302	149,974,699	38,518,061	179,877,754	254,207,227	80,065,856
Undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	365,191	(40,685)	(368,047)	(199,993)	452,445	296,794	(78,614)
Accumulated net realized gain/(loss) on investments and foreign currency related transactions	(533,802,850)	1,760,486	6,002,536	3,162,968	(51,429,047)	(94,655,157)	(29,962,131)
Net unrealized appreciation/(depreciation) of investments and foreign currency related transactions	44,730,083	23,469,570	15,706,081	3,585,430	1,021,963	17,344,567	20,757,971
Net Assets	$809,803,465	$92,720,482	$171,418,607	$45,105,230	$130,031,333	$177,397,024	$70,826,910
NET ASSETS
Class A	$747,056,943	$26,934,288	$139,274,359	$12,882,075	$93,467,158	$141,991,910	$44,704,637
Class B	$45,422,422	$21,991,909	$8,819,731	$10,311,584	$16,674,397	$11,786,235	$5,325,353
Class C	$7,163,340	$20,512,819	$9,821,654	$9,959,552	$8,698,124	$9,398,937	$8,205,645
Class K	$10,160,760	$23,281,466	$13,502,863	$11,952,019	$11,191,654	$14,219,942	$12,591,275
Shares of Beneficial Interest Outstanding — $0.01 Par Value
Class A	22,924,406	2,024,652	8,263,813	1,088,628	7,770,329	16,289,521	2,702,714
Class B	1,448,140	1,658,908	586,857	900,631	1,393,909	1,355,879	358,021
Class C	232,113	1,547,179	659,027	870,051	725,850	1,082,111	547,707
Class K	312,169	1,750,149	824,059	1,017,060	931,712	1,631,790	774,343
Net Asset Value Per Share
Class A	$32.59	$13.30	$16.85	$11.83	$12.03	$8.72	$16.54
Class B	$31.37	$13.26	$15.03	$11.45	$11.96	$8.69	$14.87
Class C	$30.86	$13.26	$14.90	$11.45	$11.98	$8.69	$14.98
Class K	$32.55	$13.30	$16.39	$11.75	$12.01	$8.71	$16.26
Maximum Offering Price Per Share
Class A (Net Asset Value x 104.71%)*	$34.12	$13.93	$17.64	$12.39	$12.60	$9.13	$17.32
Class A (Net Asset Value x 103.09%)*	—	—	—	—	—	—	—

  *  Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

  **  No load is charged on Class A shares.

See notes to financial statements.

	The Guardian Baillie Gifford Emerging Markets Fund	The Guardian Investment Quality Bond Fund	The Guardian Low Duration Bond Fund	The Guardian High Yield Bond Fund	The Guardian Tax-Exempt Fund	The Guardian Cash Management Fund
ASSETS
Investments, at identified cost (includes majority-owned subsidiary of $120,213,074 for GAAF)	$133,299,884	$136,486,935	$35,388,343	$79,760,589	$98,176,204	$427,304,319
Investments, at market — Note 1 (includes majority- owned subsidiary of $120,732,285 for GAAF)	190,507,581	133,040,419	34,805,826	78,847,717	97,820,402	427,304,319
Cash	426	70,158	58,985	82,162	216,111	67,597
Foreign currency (cost $33,544 GBGIF and $1,234,280 GBGEMF, respectively)	1,245,977	—	—	—	—	—
Receivable for securities sold	1,267,199	—	—	102,365	3,000,648	—
Receivable for fund shares sold	251,274	11,881	862	1,652	29,170	1,327,721
Dividends receivable	416,384	—	—	—	—	—
Interest receivable	73	950,139	274,549	1,377,385	1,142,605	1,482,892
Receivable for variation margin — Note 1	—	—	—	—	—	—
Dividend reclaim receivable	—	—	—	—	—	—
Other assets	50,675	2,569	651	1,552	1,877	8,214
Total Assets	193,739,589	134,075,166	35,140,873	80,412,833	102,210,813	430,190,743
LIABILITIES
Payable for securities purchased	141,791	246,482	554,928	2,546,221	3,000,000	—
Accrued expenses	—	18,630	7,617	7,852	17,165	47,383
Payable for fund shares redeemed	174,911	100,149	8,984	40,861	14,283	1,069,634
Payable for variation margin — Note 1	—	—	—	—	—	—
Accrued foreign capital gains tax	193,172	—	—	—	—	—
Distributions payable	—	91,706	599	—	11,504	5,070
Payable for forward mortgage securities purchased — Note 6	—	10,905,004	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	7,008	—	—	—	—	—
Due to GIS	67,142	92,651	32,544	70,637	67,997	273,484
Total Liabilities	584,024	11,454,622	604,672	2,665,571	3,110,949	1,395,571
Net Assets	$193,155,565	$122,620,544	$34,536,201	$77,747,262	$99,099,864	$428,795,172
COMPONENTS OF NET ASSETS
Shares of beneficial interest, at par	$95,394	$129,973	$35,628	$108,141	$101,126	$4,287,952
Additional paid-in capital	113,335,517	127,596,473	35,582,673	94,738,911	99,088,023	424,507,220
Undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	577,663	—	—	—	—	—
Accumulated net realized gain/(loss) on investments and foreign currency related transactions	22,114,320	(1,659,386)	(499,583)	(16,186,918)	266,517	—
Net unrealized appreciation/(depreciation) of investments and foreign currency related transactions	57,032,671	(3,446,516)	(582,517)	(912,872)	(355,802)	—
Net Assets	$193,155,565	$122,620,544	$34,536,201	$77,747,262	$99,099,864	$428,795,172
NET ASSETS
Class A	$132,137,847	$90,496,165	$9,500,799	$45,447,742	$88,153,852	$405,409,706
Class B	$14,147,759	$12,524,274	$8,248,094	$9,643,772	—	$4,728,540
Class C	$21,103,638	$9,794,628	$7,762,919	$10,464,269	$10,946,012	$6,298,422
Class K	$25,766,321	$9,805,477	$9,024,389	$12,191,479	—	$12,358,504
Shares of Beneficial Interest Outstanding — $0.01 Par Value
Class A	6,373,475	9,592,587	980,172	6,320,902	8,995,600	405,409,706
Class B	762,227	1,327,937	850,868	1,341,881	—	4,728,540
Class C	1,131,870	1,038,480	800,829	1,456,331	1,117,023	6,298,422
Class K	1,271,789	1,038,342	930,958	1,694,998	—	12,358,504
Net Asset Value Per Share
Class A	$20.73	$9.43	$9.69	$7.19	$9.80	$1.00
Class B	$18.56	$9.43	$9.69	$7.19	—	$1.00
Class C	$18.64	$9.43	$9.69	$7.19	$9.80	$1.00
Class K	$20.26	$9.44	$9.69	$7.19	—	$1.00
Maximum Offering Price Per Share
Class A (Net Asset Value x 104.71%)*	$21.71	$9.87	—	$7.53	$10.26	N/A**
Class A (Net Asset Value x 103.09%)*	—	—	$9.99	—	—	—

■  The Park Avenue Portfolio

Statements of Operations

Six Months Ended June 30, 2006 (Unaudited)

	The Guardian Park Avenue Fund	The Guardian UBS Large Cap Value Fund	The Guardian Park Avenue Small Cap Fund	The Guardian UBS Small Cap Value Fund	The Guardian Asset Allocation Fund	The Guardian S&P 500 Index Fund	The Guardian Baillie Gifford International Growth Fund
INVESTMENT INCOME
Dividends (includes $664,907 from a majority-owned subsidiary for GAAF)	$7,250,409	$979,266	$810,616	$304,827	$724,685	$1,699,338	$1,122,022
Interest	79,882	23,745	74,815	26,843	118,698	56,206	16,798
Less: Foreign tax withheld	(59,588)	—	—	—	—	—	(116,175)
Total Income	7,270,703	1,003,011	885,431	331,670	843,383	1,755,544	1,022,645
Expenses:
Investment advisory fees — Note 2	2,135,703	389,245	665,589	230,121	336,676	226,732	278,783
Administrative fees — Class A — Note 2	787,928	34,234	178,429	16,605	120,535	181,879	55,133
Administrative fees — Class B — Note 2	71,452	27,943	13,982	13,264	23,624	15,758	6,936
Administrative fees — Class C — Note 2	8,406	26,070	12,656	12,714	10,807	11,871	10,256
Administrative fees — Class K — Note 2	12,352	28,996	16,795	14,947	13,372	17,224	14,795
12b-1 fees — Class B — Note 2	214,358	83,830	41,947	39,792	70,872	47,275	20,809
12b-1 fees — Class C — Note 2	25,219	78,210	37,969	38,141	32,422	35,612	30,767
12b-1 fees — Class K — Note 2	19,762	46,393	26,873	23,915	21,395	27,558	23,672
Transfer agent fees — Class A	560,770	18,350	75,797	18,097	65,998	22,256	40,169
Transfer agent fees — Class B	135,284	15,753	26,014	15,152	25,047	18,029	18,371
Transfer agent fees — Class C	15,691	14,471	15,291	14,445	15,090	15,475	14,650
Transfer agent fees — Class K	1,647	1,490	2,080	1,245	1,237	3,324	1,222
Custodian fees	87,083	48,524	64,960	45,599	47,506	77,825	117,613
Trustees' fees — Note 2	60,430	5,708	11,393	2,801	8,823	12,694	4,460
Printing expense	42,920	4,464	8,035	3,536	7,157	4,312	4,469
Registration fees	34,967	25,886	32,859	25,862	31,978	40,321	31,416
Insurance expense	32,617	2,932	6,431	1,511	4,885	5,861	2,016
Legal fees	21,329	1,407	2,012	992	1,878	3,149	1,183
Audit fees	15,108	12,311	12,375	12,307	12,367	12,369	15,133
Loan commitment fees — Note 8	8,500	796	1,678	391	1,309	1,678	622
Interest expense on reverse repurchase agreements	—	—	—	—	—	—	—
Other	5,069	226	313	226	226	226	226
Total Expenses before waiver/reimbursements and Custody credits	4,296,595	867,239	1,253,478	531,663	853,204	781,428	692,701
Less: Expenses waived and reimbursed by investment adviser — Note 2	—	—	—	—	(462,258)	(190,311)	—
Custody credits — Note 1	—	—	—	—	—	—	—
Expenses Net of Waiver/Reimbursements and Custody credits	4,296,595	867,239	1,253,478	531,663	390,946	591,117	692,701
Net Investment Income/(Loss)	2,974,108	135,772	(368,047)	(199,993)	452,437	1,164,427	329,944
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain/(loss) on investments — Note 1	71,105,722	1,811,136	6,961,526	3,331,660	(35,586)	1,715,169	4,886,454
Net realized gain/(loss) on futures contracts	—	—	—	—	8,348	(10,678)	—
Net realized gains on sales of affiliated underlying funds	—	—	—	—	713,306	—	—
Realized foreign capital gains tax	—	—	—	—	—	—	—
Net realized loss on foreign currency related transactions — Note 1	—	—	—	—	—	—	(14,201)
Net change in unrealized appreciation/(depreciation) on investments — Note 3	(55,388,623)	1,718,508	3,577,729	(2,542,730)	2,191,144	1,779,777	365,631
Net change in accrued foreign capital gains tax	—	—	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) of futures contracts — Note 1	—	—	—	—	242,987	(1,985)	—
Net change in unrealized appreciation/(depreciation) from translation of other assets and liabilities denominated in foreign currencies — Note 1	—	—	—	—	—	—	2,411
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies	15,717,099	3,529,644	10,539,255	788,930	3,120,199	3,482,283	5,240,295
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$18,691,207	$3,665,416	$10,171,208	$588,937	$3,572,636	$4,646,710	$5,570,239

See notes to financial statements.

	The Guardian Baillie Gifford Emerging Markets Fund	The Guardian Investment Quality Bond Fund	The Guardian Low Duration Bond Fund	The Guardian High Yield Bond Fund	The Guardian Tax-Exempt Fund	The Guardian Cash Management Fund
INVESTMENT INCOME
Dividends (includes $664,907 from a majority-owned subsidiary for GAAF)	$2,851,872	—	—	—	—	—
Interest	39,537	$3,263,193	$744,722	$2,978,735	$2,145,453	$9,788,883
Less: Foreign tax withheld	(298,418)	—	—	—	—	—
Total Income	2,592,991	3,263,193	744,722	2,978,735	2,145,453	9,788,883
Expenses:
Investment advisory fees — Note 2	1,011,201	314,494	75,766	233,265	244,620	1,031,840
Administrative fees — Class A — Note 2	176,497	116,949	11,588	57,136	108,610	488,081
Administrative fees — Class B — Note 2	18,468	16,291	10,280	12,089	—	5,858
Administrative fees — Class C — Note 2	25,980	12,279	9,591	13,027	13,700	7,757
Administrative fees — Class K — Note 2	31,855	11,728	10,633	14,942	—	14,224
12b-1 fees — Class B — Note 2	55,405	48,872	30,839	36,267	—	17,575
12b-1 fees — Class C — Note 2	77,939	36,836	28,775	39,081	41,099	23,272
12b-1 fees — Class K — Note 2	50,968	18,765	17,012	23,907	—	22,757
Transfer agent fees — Class A	52,285	30,913	15,845	16,807	17,471	157,362
Transfer agent fees — Class B	16,924	17,226	14,710	15,734	—	5,886
Transfer agent fees — Class C	16,153	14,804	14,591	14,675	14,598	3,367
Transfer agent fees — Class K	1,841	1,992	656	1,114	—	5,031
Custodian fees	275,433	63,150	38,105	49,750	37,546	63,338
Trustees' fees — Note 2	10,017	9,053	2,330	5,484	6,696	28,943
Printing expense	5,450	4,868	3,315	3,826	3,463	10,633
Registration fees	32,514	31,714	26,586	31,728	14,633	25,666
Insurance expense	4,843	4,476	1,095	2,716	3,113	14,432
Legal fees	1,517	2,596	763	1,962	2,182	7,438
Audit fees	15,159	12,829	12,841	15,208	12,350	11,937
Loan commitment fees — Note 8	1,450	1,182	304	718	859	—
Interest expense on reverse repurchase agreements	—	5,307	—	—	—	—
Other	4,850	227	227	226	226	254
Total Expenses before waiver/reimbursements and Custody credits	1,886,749	776,551	325,852	589,662	521,166	1,945,651
Less: Expenses waived and reimbursed by investment adviser — Note 2	—	(132,131)	(114,531)	(159,949)	(58,582)	(127,892)
Custody credits — Note 1	—	—	—	—	(5,632)	—
Expenses Net of Waiver/Reimbursements and Custody credits	1,886,749	644,420	211,321	429,713	456,952	1,817,759
Net Investment Income/(Loss)	706,242	2,618,773	533,401	2,549,022	1,688,501	7,971,124
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain/(loss) on investments — Note 1	22,179,753	(965,838)	(132,740)	241,040	266,605	—
Net realized gain/(loss) on futures contracts	—	—	—	—	—	—
Net realized gains on sales of affiliated underlying funds	—	—	—	—	—	—
Realized foreign capital gains tax	(16,800)	—	—	—	—	—
Net realized loss on foreign currency related transactions — Note 1	(49,248)	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments — Note 3	(5,222,056)	(2,946,072)	(147,312)	(1,947,876)	(1,993,736)	—
Net change in accrued foreign capital gains tax	8,815	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) of futures contracts — Note 1	—	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) from translation of other assets and liabilities denominated in foreign currencies — Note 1	13,483	—	—	—	—	—
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies	16,913,947	(3,911,910)	(280,052)	(1,706,836)	(1,727,131)	—
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$17,620,189	$(1,293,137)	$253,349	$842,186	$(38,630)	$7,971,124

■  The Park Avenue Portfolio

Statements of Changes in Net Assets

	The Guardian Park Avenue Fund		The Guardian UBS Large Cap Value Fund		The Guardian Park Avenue Small Cap Fund		The Guardian UBS Small Cap Value Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income/(loss)	$2,974,108	$11,699,270	$135,772	$300,370	$(368,047)	$(670,158)	$(199,993)	$(356,001)
Net realized gain/(loss) on investments and foreign currency related transactions	71,105,722	85,603,277	1,811,136	9,230,191	6,961,526	21,956,703	3,331,660	6,579,020
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	(55,388,623)	(68,370,583)	1,718,508	(1,936,794)	3,577,729	(24,814,340)	(2,542,730)	(4,830,288)
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,691,207	28,931,964	3,665,416	7,593,767	10,171,208	(3,527,795)	588,937	1,392,731
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(7,085,183)	(8,770,151)	(108,765)	(209,073)	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class K	(23,602)	(81,418)	(69,259)	(116,217)	—	—	—	—
Net realized gain on investments and foreign currency related transactions
Class A	—	—	(463,249)	(2,541,630)	(5,962,399)	(20,505,404)	(299,250)	(1,667,186)
Class B	—	—	(377,414)	(2,146,014)	(424,842)	(2,470,625)	(245,441)	(1,353,648)
Class C	—	—	(352,098)	(1,987,994)	(461,549)	(1,564,893)	(237,054)	(1,283,764)
Class K	—	—	(394,281)	(2,149,631)	(571,960)	(1,807,918)	(274,807)	(1,454,574)
Total Dividends and Distributions to Shareholders	(7,108,785)	(8,851,569)	(1,765,066)	(9,150,559)	(7,420,750)	(26,348,840)	(1,056,552)	(5,759,172)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(82,846,025)	(265,569,217)	(2,778,885)	(4,015,797)	1,639,411	(29,884,116)	880,464	173,598
Redemption fees	—	—	—	—	—	—	—	—
	(82,846,025)	(265,569,217)	(2,778,885)	(4,015,797)	1,639,411	(29,884,116)	880,464	173,598
Net Increase/(Decrease) in Net Assets	(71,263,603)	(245,488,822)	(878,535)	(5,572,589)	4,389,869	(59,760,751)	412,849	(4,192,843)
NET ASSETS:
Beginning of period	881,067,068	1,126,555,890	93,599,017	99,171,606	167,028,738	226,789,489	44,692,381	48,885,224
End of period*	$809,803,465	$881,067,068	$92,720,482	$93,599,017	$171,418,607	$167,028,738	$45,105,230	$44,692,381
* Includes undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	$365,191	$4,499,868	$(40,685)	$1,567	$(368,047)	$—	$(199,993)	$—

See notes to financial statements.

	The Guardian Asset Allocation Fund		The Guardian S&P 500 Index Fund		The Guardian Baillie Gifford International Growth Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income/(loss)	$452,437	$1,210,995	$1,164,427	$2,236,439	$329,944	$125,760
Net realized gain/(loss) on investments and foreign currency related transactions	686,068	(220,386)	1,704,491	27,050	4,872,253	5,615,646
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	2,434,131	4,033,509	1,777,792	5,646,661	368,042	2,701,311
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,572,636	5,024,118	4,646,710	7,910,150	5,570,239	8,442,717
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(1,020,629)	(313,326)	(785,398)	(1,976,532)	(262,430)	(118,286)
Class B	(78,110)	—	(33,116)	(77,597)	—	—
Class C	(18,833)	—	(24,681)	(55,845)	—	—
Class K	(90,690)	(7,361)	(52,594)	(108,909)	(65,526)	(25,687)
Net realized gain on investments and foreign currency related transactions
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class K	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(1,208,262)	(320,687)	(895,789)	(2,218,883)	(327,956)	(143,973)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(9,954,063)	(25,519,608)	(11,429,737)	831,769	1,808,468	(1,422,124)
Redemption fees	—	—	—	—	7,823	283
	(9,954,063)	(25,519,608)	(11,429,737)	831,769	1,816,291	(1,421,841)
Net Increase/(Decrease) in Net Assets	(7,589,689)	(20,816,177)	(7,678,816)	6,523,036	7,058,574	6,876,903
NET ASSETS:
Beginning of period	137,621,022	158,437,199	185,075,840	178,552,804	63,768,336	56,891,433
End of period*	$130,031,333	$137,621,022	$177,397,024	$185,075,840	$70,826,910	$63,768,336
* Includes undistributed/(distribution in excess of) net investment income/(accumulated net investment loss)	$452,445	$1,208,270	$296,794	$28,156	$(78,614)	$(80,602)

■  The Park Avenue Portfolio

Statements of Changes in Net Assets (Continued)

	The Guardian Baillie Gifford Emerging Markets Fund		The Guardian Investment Quality Bond Fund		The Guardian Low Duration Bond Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$706,242	$729,456	$2,618,773	$5,094,437	$533,401	$845,656
Net realized gain/(loss) on investments and foreign currency related transactions	22,113,705	10,342,475	(965,838)	262,547	(132,740)	(304,320)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	(5,199,758)	35,046,308	(2,946,072)	(2,690,899)	(147,312)	(232,687)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,620,189	46,118,239	(1,293,137)	2,666,085	253,349	308,649
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(177,988)	(289,672)	(2,024,896)	(3,968,273)	(167,990)	(279,907)
Class B	—	—	(233,259)	(466,343)	(118,059)	(186,640)
Class C	—	—	(175,965)	(324,807)	(110,180)	(170,354)
Class K	(27,202)	—	(184,653)	(335,014)	(137,172)	(208,755)
Net realized gain on investments and foreign currency related transactions
Class A	(3,032,157)	(5,997,317)	(295,091)	(872,637)	—	—
Class B	(364,030)	(789,741)	(40,679)	(122,551)	—	—
Class C	(528,407)	(1,023,484)	(31,843)	(85,993)	—	—
Class K	(594,738)	(1,188,897)	(31,195)	(76,798)	—	—
Total Dividends and Distributions to Shareholders	(4,724,522)	(9,289,111)	(3,017,581)	(6,252,416)	(533,401)	(845,656)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	5,132,780	36,661,288	(5,483,426)	(8,241,670)	1,025,280	611,632
Redemption fees	20,973	9,327	—	—	—	—
	5,153,753	36,670,615	(5,483,426)	(8,241,670)	1,025,280	611,632
Net Increase/(Decrease) in Net Assets	18,049,420	73,499,743	(9,794,144)	(11,828,001)	745,228	74,625
NET ASSETS:
Beginning of period	175,106,145	101,606,402	132,414,688	144,242,689	33,790,973	33,716,348
End of period*	$193,155,565	$175,106,145	$122,620,544	$132,414,688	$34,536,201	$33,790,973
* Includes undistributed net investment income of	$577,663	$76,611	$—	$—	$—	$—

See notes to financial statements.

	The Guardian High Yield Bond Fund		The Guardian Tax-Exempt Fund		The Guardian Cash Management Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,549,022	$5,187,113	$1,688,501	$3,260,381	$7,971,124	$10,491,108
Net realized gain/(loss) on investments and foreign currency related transactions	241,040	1,283,425	266,605	2,344,289	—	—
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency related transactions	(1,947,876)	(3,918,482)	(1,993,736)	(1,962,673)	—	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	842,186	2,552,056	(38,630)	3,641,997	7,971,124	10,491,108
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(1,557,363)	(3,388,997)	(1,535,798)	(2,962,128)	(7,602,133)	(10,064,694)
Class B	(292,938)	(554,064)	—	—	(73,402)	(108,025)
Class C	(315,637)	(575,926)	(152,703)	(298,253)	(97,482)	(119,561)
Class K	(383,084)	(668,126)	—	—	(198,107)	(198,828)
Net realized gain on investments and foreign currency related transactions
Class A	—	—	(43,007)	(2,167,130)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	(5,369)	(276,986)	—	—
Class K	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(2,549,022)	(5,187,113)	(1,736,877)	(5,704,497)	(7,971,124)	(10,491,108)
From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note 7	(900,375)	(5,118,741)	3,300,501	6,815,254	11,438,017	(51,945,439)
Redemption fees	9	1,076	—	—	—	—
	(900,366)	(5,117,665)	3,300,501	6,815,254	11,438,017	(51,945,439)
Net Increase/(Decrease) in Net Assets	(2,607,202)	(7,752,722)	1,524,994	4,752,754	11,438,017	(51,945,439)
NET ASSETS:
Beginning of period	80,354,464	88,107,186	97,574,870	92,822,116	417,357,155	469,302,594
End of period*	$77,747,262	$80,354,464	$99,099,864	$97,574,870	$428,795,172	$417,357,155
* Includes undistributed net investment income of	$—	$—	$—	$—	$—	$—

■  The Park Avenue Portfolio

Notes to Financial Statements

June 30, 2006 (Unaudited)

■  The Guardian Park Avenue Fund

■  The Guardian UBS Large Cap Value Fund

■  The Guardian Park Avenue Small Cap Fund

■  The Guardian UBS Small Cap Value Fund

■  The Guardian Asset Allocation Fund

■  The Guardian S&P 500 Index Fund

■  The Guardian Baillie Gifford International Growth Fund

■  The Guardian Baillie Gifford Emerging Markets Fund

■  The Guardian Investment Quality Bond Fund

■  The Guardian Low Duration Bond Fund

■  The Guardian High Yield Bond Fund

■  The Guardian Tax-Exempt Fund

■  The Guardian Cash Management Fund

Note 1.  Organization and Accounting Policies

The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of thirteen series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Growth Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Low Duration Bond Fund (GLDBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% (up to 3.00% for GLDBF and 0.00% for GCMF) and an administrative fee of up to 0.25% on an annual basis of the Funds' average daily net assets attributable to Class A shares. A redemption fee of 2% is imposed on purchases of Class A shares of GBGIF, GBGEMF and GHYBF if redeemed within 60 days of purchase, except for shares held in omnibus accounts. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.75% and an administrative fee of 0.25% on an annual basis of each Fund's Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.75% and an administrative fee of 0.25% on an annual basis of each Fund's Class C average daily net assets, and a CDSL of 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.40% and an administrative fee of 0.25% on an annual basis of each Fund's Class K average daily net assets, and a CDSL of 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of June 30, 2006, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial sales load or a CDSL. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution (12b-1 and administrative) and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Funds are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GAAF, investments in an underlying Fund are valued

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

at the closing net asset value of each underlying Fund on the day of valuation.

Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before each Fund's NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

GHYBF invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note 4). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2006, 12b-1, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

(1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of their investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

The Funds (except GCMF) may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. GAAF's portfolio holdings correspond to the custodian bank's records and reflect accounting treatment for the futures contracts in the portfolio.

Dividend Distributions

Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GLDBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

Taxes

Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in GPAF, GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Funds.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

Custody Credits

GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $5,632 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF had not entered into such arrangement.

Note 2.  Investment Advisory Agreements and Payments to or from Related Parties

The Funds (except GBGIF and GBGEMF) have an investment advisory agreement with Guardian Investor Services LLC (GIS), an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). Fees for investment advisory are at an annual rate of 0.50% of the average daily net assets for GPAF, GIQBF and GTEF. GPASCF, GSP500F, GHYBF and GLDBF pay GIS at annual rates of 0.75%, 0.25%, 0.60% and 0.45%, respectively, of their average daily net assets. GCMF pays GIS investment advisory fees at an annual rate of 0.50% of its average daily net assets for the first $500 million and at an annual rate of 0.45% of its average daily net assets in excess of $500 million.

GAAF is subject to a contractual annual advisory fee of 0.65% of its average daily net assets. However, GIS has agreed to a waiver of 0.15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is 0.50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

GULCVF pays investment advisory fees to GIS at an annual rate of 0.83% of its average daily net assets. GUSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of 0.95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GULCVF and GUSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of 0.43% of GULCVF's average daily net assets and at an annual rate of 0.60% for the first $50 million of GUSCVF's average daily net assets and at an annual rate of 0.55% of GUSCVF's average daily net assets in excess of $50 million. Payment of sub-investment advisory fees does not represent a separate or additional expense to GULCVF or GUSCVF.

The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF's and GBGEMF's portfolios of investments, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of 0.80% and 1.00%, respectively, of their average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

GAAF received $664,907 in dividends from other Guardian mutual funds.

Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Portfolio's shares as a retail broker-dealer. For the six months ended June 30, 2006, PAS received $1,167,378 for brokerage commissions from the Portfolio.

Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of 0.25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to 0.25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 2006, GPAF Class A shares paid an annualized rate of 0.20% of its average daily net assets pursuant to the Administrative Services Agreement.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares and 0.40% of the average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of the Funds.

For the six months ended June 30, 2006, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) so that total expenses do not exceed on an annual basis the following expense ratios of the respective Funds:

Fund	Class A	Class B	Class C	Class K
GSP500F	0.53%	1.28%	1.28%	0.93%
GIQBF	0.85%	1.60%	1.60%	1.25%
GLDBF	0.80%	1.55%	1.55%	1.20%
GHYBF	0.85%	1.60%	1.60%	1.25%
GTEF	0.85%	N/A	1.60%	N/A
GCMF	0.85%	1.60%	1.60%	1.25%

For the six months ended June 30, 2006, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

GSP500F*

	Class A	Class B	Class C	Class K
Administrative Fees	0.18%	0.25%	0.25%	0.19%
12b-1 Fees	—	0.18%	0.22%	—
	0.18%	0.43%	0.47%	0.19%

GIQBF*

	Class A	Class B	Class C	Class K
Administrative Fees	0.17%	0.25%	0.25%	0.15%
12b-1 Fees	—	0.12%	0.16%	—
	0.17%	0.37%	0.41%	0.15%

GLDBF*

	Class A	Class B	Class C	Class K
Advisory Fees	0.16%	0.16%	0.16%	0.16%
Administrative Fees	0.25%	0.25%	0.25%	0.25%
12b-1 Fees	—	0.36%	0.38%	0.01%
Transfer Agent
Fees	0.34%	—	—	—
	0.75%	0.77%	0.79%	0.42%

GHYBF*

	Class A	Class B	Class C	Class K
Advisory Fees	0.29%	0.29%	0.29%	0.29%
Transfer Agent
Fees	0.07%	0.32%	0.28%	0.01%
	0.36%	0.61%	0.57%	0.30%

GTEF*

	Class A	Class C
Administrative Fees	0.09%	0.25%
12b-1 Fees	—	0.07%
	0.09%	0.32%

GCMF*

	Class A	Class B	Class C	Class K
Administrative Fees	0.06%	0.06%	0.06%	0.06%
12b-1 Fees	—	0.17%	0.03%	—
	0.06%	0.23%	0.09%	0.06%

*  Annualized.

For the six months ended June 30, 2006, GIS voluntarily assumed $190,311, $132,131, $58,582 and $127,892 of the administrative and 12b-1 fees of GSP500F, GIQBF, GTEF and GCMF, respectively. GIS voluntarily assumed $114,531 of the advisory, administrative, 12b-1 and transfer agent fees of GLDBF. GIS voluntarily assumed $159,949 of the advisory and transfer agent fees of GHYBF. These arrangements can be terminated at any time by GIS.

The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the six months ended June 30, 2006, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions	Fund	Commissions
GPAF	$4,836	GBGIF	$2,145
GULCVF	513	GBGEMF	1,860
GPASCF	700	GIQBF	716
GUSCVF	59	GLDBF	55
GAAF	2,364	GHYBF	57
GSP500F	2,065	GTEF	1,509

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2006, GIS received CDSL charges on Class B, Class C and Class K as follows:

Fund	Class B	Class C	Class K
GPAF	$36,866	$21	$487
GULCVF	669	221	749
GPASCF	9,522	71	364
GUSCVF	325	—	295
GAAF	12,741	164	72
GSP500F	5,839	18	717
GBGIF	593	81	542
GBGEMF	2,152	291	1,726
GIQBF	3,677	—	572
GLDBF	2,367	4	445
GHYBF	1,691	19	703
GTEF	N/A	—	N/A
GCMF	5,757	—	—

Note 3.  Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2006 were as follows:

	GPAF	GULCVF
Purchases	$345,095,810	$11,989,389
Proceeds	436,539,989	15,730,272
	GPASCF	GUSCVF
Purchases	$127,094,104	$15,955,509
Proceeds	137,068,213	16,262,803
	GAAF	GSP500F
Purchases	$708,959	$4,128,865
Proceeds	10,143,860	14,087,376
	GBGIF	GBGEMF
Purchases	$14,490,584	$62,989,442
Proceeds	11,711,631	65,608,504
	GIQBF	GLDBF
Purchases	$92,504,701	$15,607,718
Proceeds	94,558,251	13,782,016
	GHYBF	GTEF
Purchases	$30,774,924	$74,913,073
Proceeds	31,016,866	71,584,924

The cost of investments owned at June 30, 2006 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency and futures at June 30, 2006 were as follows:

	GPAF	GULCVF
Appreciation	$76,173,862	$24,488,261
(Depreciation)	(31,443,779)	(1,018,691)
Net Unrealized Appreciation	$44,730,083	$23,469,570
	GPASCF	GUSCVF
Appreciation	$20,557,833	$7,536,362
(Depreciation)	(4,851,752)	(3,950,932)
Net Unrealized Appreciation	$15,706,081	$3,585,430
	GAAF	GSP500F
Appreciation	$1,793,982	$44,247,596
(Depreciation)	(1,095,088)	(26,878,504)
Net Unrealized Appreciation	$698,894	$17,369,092
	GBGIF	GBGEMF
Appreciation	$21,328,083	$59,738,791
(Depreciation)	(570,860)	(2,531,094)
Net Unrealized Appreciation	$20,757,223	$57,207,697
	GIQBF	GLDBF
Appreciation	$211,943	$9,788
(Depreciation)	(3,658,459)	(592,305)
Net Unrealized Depreciation	$(3,446,516)	$(582,517)
	GHYBF	GTEF
Appreciation	$776,272	$810,851
(Depreciation)	(1,689,144)	(1,166,653)
Net Unrealized Depreciation	$(912,872)	$(355,802)

Note 4.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

Note 5.  Reverse Repurchase Agreements

GAAF, GIQBF, GLDBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF, GLDBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

Note 6.  Dollar Roll Transactions

GAAF, GIQBF, GLDBF and GHYBF may enter into dollar rolls (principally using TBA's) in which each of the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. GAAF, GIQBF, GLDBF and GHYBF are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in GAAF's, GIQBF's, GLDBF's, and GHYBF's net asset value and may be viewed as a form of leverage.

Note 7.  Shares of Beneficial Interest

There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of June 30, 2006: (i) the Funds (except for GULCVF, GUSCVF, GLDBF, GTEF and GCMF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GULCVF, GUSCVF, GLDBF and GCMF offered Class A, Class B, Class C and Class K shares. Through June 30, 2006, no Institutional Class shares of the Funds were sold.

Transactions in shares of beneficial interest were as follows:

■ The Guardian Park Avenue Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	796,464	1,513,157	$26,601,359	$46,723,805
Shares issued in reinvestment of dividends	218,371	277,896	6,824,104	8,486,804
Shares repurchased	(2,768,694)	(8,378,796)	(92,273,469)	(258,847,128)
Net decrease	(1,753,859)	(6,587,743)	$(58,848,006)	$(203,636,519)
Class B
Shares sold	19,736	54,862	$631,304	$1,533,950
Shares repurchased	(809,029)	(2,154,769)	(25,840,606)	(63,619,864)
Net decrease	(789,293)	(2,099,907)	$(25,209,302)	$(62,085,914)
Class C
Shares sold	28,369	4,312	$881,879	$125,786
Shares repurchased	(5,276)	(16,450)	(164,034)	(478,871)
Net increase/(decrease)	23,093	(12,138)	$717,845	$(353,085)
Class K
Shares sold	21,106	34,104	$693,025	$1,045,347
Shares issued in reinvestment of dividends	756	2,679	23,602	81,418
Shares repurchased	(6,792)	(20,253)	(223,189)	(620,464)
Net increase	15,070	16,530	$493,438	$506,301

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian UBS Large Cap Value Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	80,661	256,824	$1,091,097	$3,436,404
Shares issued in reinvestment of dividends and distributions	43,878	206,497	562,515	2,719,154
Shares repurchased	(170,045)	(398,898)	(2,307,277)	(5,327,077)
Net increase/(decrease)	(45,506)	64,423	$(653,665)	$828,481
Class B
Shares sold	10,017	79,206	$135,737	$1,051,005
Shares issued in reinvestment of distributions	29,186	162,005	373,002	2,124,852
Shares repurchased	(119,909)	(362,510)	(1,629,495)	(4,807,935)
Net decrease	(80,706)	(121,299)	$(1,120,756)	$(1,632,078)
Class C
Shares sold	1,257	9,933	$17,204	$137,223
Shares issued in reinvestment of distributions	27,550	151,567	352,098	1,987,920
Shares repurchased	(95,191)	(322,729)	(1,300,270)	(4,276,277)
Net decrease	(66,384)	(161,229)	$(930,968)	$(2,151,134)
Class K
Shares sold	69,964	84,885	$943,649	$1,135,639
Shares issued in reinvestment of dividends and distributions	36,158	172,078	463,539	2,265,844
Shares repurchased	(108,118)	(334,796)	(1,480,684)	(4,462,549)
Net decrease	(1,996)	(77,833)	$(73,496)	$(1,061,066)

■ The Guardian Park Avenue Small Cap Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	1,134,035	1,146,962	$20,747,009	$20,825,476
Shares issued in reinvestment of distributions	369,113	1,186,890	5,843,363	20,049,455
Shares repurchased	(1,217,692)	(3,686,700)	(21,554,549)	(66,493,964)
Net increase/(decrease)	285,456	(1,352,848)	$5,035,823	$(25,619,033)
Class B
Shares sold	15,638	64,547	$255,627	$1,075,299
Shares issued in reinvestment of distributions	28,091	152,442	396,939	2,342,306
Shares repurchased	(324,897)	(663,104)	(5,269,389)	(10,975,095)
Net decrease	(281,168)	(446,115)	$(4,616,823)	$(7,557,490)
Class C
Shares sold	2,116	21,471	$35,000	$354,526
Shares issued in reinvestment of distributions	32,720	102,339	458,418	1,554,091
Shares repurchased	(19,690)	(27,984)	(320,210)	(457,564)
Net increase	15,146	95,826	$173,208	$1,451,053
Class K
Shares sold	47,180	83,010	$822,387	$1,466,414
Shares issued in reinvestment of distributions	37,140	109,684	571,958	1,807,914
Shares repurchased	(19,847)	(83,591)	(347,142)	(1,432,974)
Net increase	64,473	109,103	$1,047,203	$1,841,354

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian UBS Small Cap Value Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	26,431	89,226	$331,215	$1,143,795
Shares issued in reinvestment of distributions	26,126	135,228	296,281	1,632,731
Shares repurchased	(55,446)	(221,474)	(682,564)	(2,883,276)
Net increase/(decrease)	(2,889)	2,980	$(55,068)	$(106,750)
Class B
Shares sold	3,427	22,136	$40,997	$281,988
Shares issued in reinvestment of distributions	22,142	113,924	242,908	1,338,329
Shares repurchased	(17,997)	(143,366)	(220,815)	(1,818,944)
Net increase/(decrease)	7,572	(7,306)	$63,090	$(198,627)
Class C
Shares sold	110	7,361	$1,319	$92,631
Shares issued in reinvestment of distributions	21,609	109,359	237,054	1,283,760
Shares repurchased	(407)	(125,331)	(5,000)	(1,592,849)
Net increase/(decrease)	21,312	(8,611)	$233,373	$(216,458)
Class K
Shares sold	51,665	82,453	$635,440	$1,061,232
Shares issued in reinvestment of distributions	24,405	121,188	274,807	1,454,573
Shares repurchased	(21,924)	(141,014)	(271,178)	(1,820,372)
Net increase	54,146	62,627	$639,069	$695,433

■ The Guardian Asset Allocation Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	351,955	772,419	$4,288,167	$8,828,652
Shares issued in reinvestment of dividends	84,130	25,850	980,959	302,099
Shares repurchased	(911,800)	(2,309,637)	(11,097,676)	(26,442,628)
Net decrease	(475,715)	(1,511,368)	$(5,828,550)	$(17,311,877)
Class B
Shares sold	20,477	83,488	$247,721	$939,236
Shares issued in reinvestment of dividends	6,512	—	75,544	—
Shares repurchased	(436,315)	(843,757)	(5,259,846)	(9,574,092)
Net decrease	(409,326)	(760,269)	$(4,936,581)	$(8,634,856)
Class C
Shares sold	9,532	8,369	$115,229	$94,820
Shares issued in reinvestment of dividends	1,621	—	18,832	—
Shares repurchased	(7,299)	(25,076)	(88,149)	(286,950)
Net increase/(decrease)	3,854	(16,707)	$45,912	$(192,130)
Class K
Shares sold	70,631	78,598	$855,249	$898,768
Shares issued in reinvestment of dividends	7,778	630	90,696	7,361
Shares repurchased	(14,851)	(24,773)	(180,789)	(286,874)
Net increase	63,558	54,455	$765,156	$619,255

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian S&P 500 Index Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	177,339	1,249,283	$1,567,926	$10,320,093
Shares issued in reinvestment of dividends	92,323	230,660	774,612	1,953,111
Shares repurchased	(1,485,565)	(1,462,490)	(13,165,011)	(12,233,454)
Net increase/(decrease)	(1,215,903)	17,453	$(10,822,473)	$39,750
Class B
Shares sold	22,718	126,377	$199,226	$1,029,998
Shares issued in reinvestment of dividends	3,823	8,974	31,999	75,808
Shares repurchased	(183,490)	(240,154)	(1,601,483)	(1,988,016)
Net decrease	(156,949)	(104,803)	$(1,370,258)	$(882,210)
Class C
Shares sold	8,404	41,469	$74,177	$339,240
Shares issued in reinvestment of dividends	2,874	6,473	24,059	54,669
Shares repurchased	(27,851)	(139,012)	(242,257)	(1,150,094)
Net decrease	(16,573)	(91,070)	$(144,021)	$(756,185)
Class K
Shares sold	150,084	371,082	$1,325,175	$3,071,277
Shares issued in reinvestment of dividends	6,268	12,845	52,594	108,909
Shares repurchased	(53,483)	(90,057)	(470,754)	(749,772)
Net increase	102,869	293,870	$907,015	$2,430,414

■ The Guardian Baillie Gifford International Growth Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	471,235	606,020	$7,857,605	$8,355,801
Shares issued in reinvestment of dividends	17,007	8,850	256,465	115,852
Shares repurchased	(388,866)	(658,641)	(6,435,731)	(9,013,710)
Net increase/(decrease)	99,376	(43,771)	$1,678,339	$(542,057)
Class B
Shares sold	22,646	29,711	$333,802	$372,952
Shares repurchased	(66,270)	(152,593)	(998,105)	(1,876,081)
Net decrease	(43,624)	(122,882)	$(664,303)	$(1,503,129)
Class C
Shares sold	11,740	3,859	$175,878	$51,302
Shares repurchased	(18,362)	(3,855)	(290,086)	(46,506)
Net increase/(decrease)	(6,622)	4	$(114,208)	$4,796
Class K
Shares sold	69,380	60,090	$1,134,952	$813,349
Shares issued in reinvestment of dividends	4,418	1,993	65,525	25,687
Shares repurchased	(18,163)	(16,383)	(291,837)	(220,770)
Net increase	55,635	45,700	$908,640	$618,266

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian Baillie Gifford Emerging Markets Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	1,353,034	2,705,237	$29,446,314	$45,014,259
Shares issued in reinvestment of dividends and distributions	170,819	348,486	3,125,983	6,164,055
Shares repurchased	(1,435,147)	(994,014)	(30,610,622)	(16,730,419)
Net increase	88,706	2,059,709	$1,961,675	$34,447,895
Class B
Shares sold	38,153	53,859	$748,342	$797,216
Shares issued in reinvestment of distributions	21,093	48,106	345,719	756,699
Shares repurchased	(74,008)	(231,443)	(1,410,867)	(3,332,061)
Net decrease	(14,762)	(129,478)	$(316,806)	$(1,778,146)
Class C
Shares sold	123,874	73,409	$2,407,800	$1,127,203
Shares issued in reinvestment of distributions	31,768	64,416	522,910	1,019,334
Shares repurchased	(50,036)	(26,603)	(1,011,624)	(434,407)
Net increase	105,606	111,222	$1,919,086	$1,712,130
Class K
Shares sold	95,644	95,468	$2,000,507	$1,541,636
Shares issued in reinvestment of dividends and distributions	34,784	69,474	621,939	1,188,894
Shares repurchased	(51,386)	(28,267)	(1,053,621)	(451,121)
Net increase	79,042	136,675	$1,568,825	$2,279,409

■ The Guardian Investment Quality Bond Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	493,586	1,354,098	$4,751,855	$13,456,975
Shares issued in reinvestment of dividends and distributions	234,512	473,634	2,244,218	4,690,865
Shares repurchased	(1,301,861)	(2,158,091)	(12,524,817)	(21,359,313)
Net decrease	(573,763)	(330,359)	$(5,528,744)	$(3,211,473)
Class B
Shares sold	8,891	55,037	$85,142	$545,715
Shares issued in reinvestment of dividends and distributions	27,267	57,043	260,904	564,839
Shares repurchased	(135,303)	(351,460)	(1,301,908)	(3,485,023)
Net decrease	(99,145)	(239,380)	$(955,862)	$(2,374,469)
Class C
Shares sold	3,075	28,508	$29,457	$283,688
Shares issued in reinvestment of dividends and distributions	21,566	40,986	206,294	405,769
Shares repurchased	(11,796)	(184,583)	(112,319)	(1,837,513)
Net increase/(decrease)	12,845	(115,089)	$123,432	$(1,148,056)
Class K
Shares sold	101,315	147,493	$971,862	$1,464,978
Shares issued in reinvestment of dividends and distributions	22,533	41,529	215,736	411,720
Shares repurchased	(32,315)	(339,735)	(309,850)	(3,384,370)
Net increase/(decrease)	91,533	(150,713)	$877,748	$(1,507,672)

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian Low Duration Bond Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	37,920	45,792	$368,658	$451,141
Shares issued in reinvestment of dividends	17,075	27,885	166,108	274,046
Shares repurchased	(28,006)	(76,056)	(272,508)	(747,020)
Net increase/(decrease)	26,989	(2,379)	$262,258	$(21,833)
Class B
Shares sold	770	5,523	$7,513	$54,377
Shares issued in reinvestment of dividends	11,991	18,670	116,659	183,474
Shares repurchased	(12,870)	(48,867)	(125,057)	(481,065)
Net decrease	(109)	(24,674)	$(885)	$(243,214)
Class C
Shares sold	515	1,859	$5,005	$18,352
Shares issued in reinvestment of dividends	11,319	17,263	110,115	169,651
Shares repurchased	(1,904)	(15,489)	(18,528)	(152,795)
Net increase	9,930	3,633	$96,592	$35,208
Class K
Shares sold	68,002	139,083	$660,852	$1,373,151
Shares issued in reinvestment of dividends	14,093	21,224	137,100	208,562
Shares repurchased	(13,439)	(75,275)	(130,637)	(740,242)
Net increase	68,656	85,032	$667,315	$841,471

■ The Guardian High Yield Bond Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	227,575	352,480	$1,665,041	$2,617,964
Shares issued in reinvestment of dividends	209,490	421,270	1,531,221	3,118,740
Shares repurchased	(680,410)	(1,763,465)	(4,998,643)	(13,063,049)
Net decrease	(243,345)	(989,715)	$(1,802,381)	$(7,326,345)
Class B
Shares sold	2,924	32,448	$21,332	$241,695
Shares issued in reinvestment of dividends	39,402	72,450	287,937	536,049
Shares repurchased	(44,547)	(82,706)	(327,186)	(612,615)
Net increase/(decrease)	(2,221)	22,192	$(17,917)	$165,129
Class C
Shares sold	341	24,564	$2,524	$184,733
Shares issued in reinvestment of dividends	43,116	77,734	314,998	575,100
Shares repurchased	(11,609)	(12,800)	(85,085)	(94,196)
Net increase	31,848	89,498	$232,437	$665,637
Class K
Shares sold	72,000	118,465	$527,807	$883,885
Shares issued in reinvestment of dividends	52,370	90,260	382,824	668,034
Shares repurchased	(30,485)	(23,544)	(223,145)	(175,081)
Net increase	93,885	185,181	$687,486	$1,376,838

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

■ The Guardian Tax-Exempt Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares		Amount
Class A
Shares sold	273,000	316,889	$2,710,962	$3,246,272
Shares issued in reinvestment of dividends and distributions	152,979	489,576	1,515,530	4,963,329
Shares repurchased	(101,614)	(193,679)	(1,009,809)	(1,984,200)
Net increase	324,365	612,786	$3,216,683	$6,225,401
Class C
Shares sold	1,054	5,377	$10,450	$55,450
Shares issued in reinvestment of dividends and distributions	15,864	56,489	157,167	571,830
Shares repurchased	(8,486)	(3,666)	(83,799)	(37,427)
Net increase	8,432	58,200	$83,818	$589,853

■ The Guardian Cash Management Fund

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
	Shares @ $1 per share
Class A
Shares sold	122,043,444	191,144,428
Shares issued in reinvestment of dividends	7,562,132	10,019,075
Shares repurchased	(120,207,872)	(247,260,891)
Net increase/(decrease)	9,397,704	(46,097,388)
Class B
Shares sold	1,388,673	1,308,497
Shares issued in reinvestment of dividends	68,468	100,850
Shares repurchased	(1,758,578)	(4,523,198)
Net decrease	(301,437)	(3,113,851)
Class C
Shares sold	23,451	14,755
Shares issued in reinvestment of dividends	97,442	119,560
Shares repurchased	(54,971)	(2,527,403)
Net increase/(decrease)	65,922	(2,393,088)
Class K
Shares sold	12,815,885	16,830,845
Shares issued in reinvestment of dividends	191,613	196,957
Shares repurchased	(10,731,670)	(17,368,914)
Net increase/(decrease)	2,275,828	(341,112)

■  The Park Avenue Portfolio

Notes to Financial Statements (Continued)

June 30, 2006 (Unaudited)

Note 8.  Line of Credit

A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the six months ended June 30, 2006, none of the Funds borrowed against this line of credit.

The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note 9.  Investments in Affiliates1

A summary of GAAF transactions in affiliated issuers during the six months ended June 30, 2006 is set forth below:

Name of Issuer	Balance of Shares Held December 31, 2005	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2006	Value June 30, 2006	Dividends Included in Dividend Income	Net Realized Gains from Underlying Funds	Net Realized Gain on Sales
Majority-Owned Subsidiary
The Guardian S&P 500 Index Fund, Class A	14,890,483	79,250	1,124,288	13,845,445	$120,732,285	$664,907	$—	$713,306

1  Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers in which the Fund held 50% or more of the outstanding voting securities.

■  The Park Avenue Portfolio

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions
The Guardian Park Avenue Fund
Class A:
Six months ended 6/30/2006†	$32.26	$0.16	$0.48	$0.64	$(0.31)	—
Year ended 12/31/2005	31.37	0.47	0.74	1.21	(0.32)	—
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—
Year ended 12/31/2001	41.18	0.12	(9.06)	(8.94)	(0.03)	$(0.21)
Class B:
Six months ended 6/30/2006†	30.91	(0.82)	1.28	0.46	—	—
Year ended 12/31/2005	30.06	(0.59)	1.44	0.85	—	—
Year ended 12/31/2004	28.72	(0.20)	1.54	1.34	—	—
Year ended 12/31/2003	23.99	(0.16)	4.89	4.73	—	—
Year ended 12/31/2002	30.88	(0.20)	(6.69)	(6.89)	—	—
Year ended 12/31/2001	40.08	(0.23)	(8.76)	(8.99)	—	(0.21)
Class C:
Six months ended 6/30/2006†	30.42	0.02	0.42	0.44	—	—
Year ended 12/31/2005	29.62	(0.00)††	0.80	0.80	—	—
Year ended 12/31/2004	28.37	(0.09)	1.34	1.25	—	—
Year ended 12/31/2003	23.75	(0.16)	4.78	4.62	—	—
Year ended 12/31/2002	30.64	(0.19)	(6.70)	(6.89)	—	—
Year ended 12/31/2001	39.85	(0.25)	(8.75)	(9.00)	—	(0.21)
Class K:
Six months ended 6/30/2006†	32.03	0.08	0.52	0.60	(0.08)	—
Year ended 12/31/2005	31.23	0.29	0.79	1.08	(0.28)	—
Year ended 12/31/2004	30.00	0.20	1.39	1.59	(0.36)	—
Year ended 12/31/2003	24.96	0.11	5.02	5.13	(0.09)	—
Year ended 12/31/2002	31.93	0.05	(7.02)	(6.97)	—	—
Period from 5/15/2001††† to 12/31/2001	35.55	0.00 ††	(3.41)	(3.41)	—	(0.21)
The Guardian UBS Large Cap Value Fund
Class A:
Six months ended 6/30/2006†	13.07	0.05	0.46	0.51	(0.05)	(0.23)
Year ended 12/31/2005	13.30	0.10	1.12	1.22	(0.11)	(1.34)
Year ended 12/31/2004	12.82	0.08	1.59	1.67	(0.07)	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.08	3.06	3.14	(0.07)	(0.25)
Class B:
Six months ended 6/30/2006†	13.02	(0.00)††	0.47	0.47	—	(0.23)
Year ended 12/31/2005	13.24	(0.00)††	1.12	1.12	—	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.00 ††	3.06	3.06	(0.01)	(0.25)
Class C:
Six months ended 6/30/2006†	13.02	(0.00)††	0.47	0.47	—	(0.23)
Year ended 12/31/2005	13.24	(0.00)††	1.12	1.12	—	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.00 ††	3.06	3.06	(0.01)	(0.25)
Class K:
Six months ended 6/30/2006†	13.07	0.03	0.47	0.50	(0.04)	(0.23)
Year ended 12/31/2005	13.30	0.07	1.11	1.18	(0.07)	(1.34)
Year ended 12/31/2004	12.83	0.05	1.58	1.63	(0.04)	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.05	3.07	3.12	(0.04)	(0.25)

  †  Unaudited.

  ††  Rounds to less than $0.01.

  †††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  Not annualized.

  (b)  Annualized.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Park Avenue Fund
Class A:
Six months ended 6/30/2006†	$32.59	2.02	%(a)	$747,057	0.91	%(b)	0.79	%(b)	40%
Year ended 12/31/2005	32.26	3.90		796,034	0.91		1.32		101
Year ended 12/31/2004	31.37	5.64		980,872	0.88		0.95		75
Year ended 12/31/2003	30.08	20.95		1,133,468	0.89		0.72		74
Year ended 12/31/2002	25.03	(21.56)		1,120,351	0.87		0.51		60
Year ended 12/31/2001	32.00	(21.75)		1,779,818	0.83		0.31		143
Class B:
Six months ended 6/30/2006†	31.37	1.49	(a)	45,422	2.04	(b)	(0.35	)(b)	40
Year ended 12/31/2005	30.91	2.83		69,159	1.92		0.34		101
Year ended 12/31/2004	30.06	4.67		130,372	1.84		(0.02)		75
Year ended 12/31/2003	28.72	19.72		165,274	1.84		(0.24)		74
Year ended 12/31/2002	23.99	(22.31)		167,471	1.83		(0.44)		60
Year ended 12/31/2001	30.88	(22.46)		274,761	1.75		(0.61)		143
Class C:
Six months ended 6/30/2006†	30.86	1.45	(a)	7,163	2.04	(b)	(0.35	)(b)	40
Year ended 12/31/2005	30.42	2.70		6,358	2.08		0.13		101
Year ended 12/31/2004	29.62	4.41		6,551	2.06		(0.21)		75
Year ended 12/31/2003	28.37	19.45		6,622	2.12		(0.52)		74
Year ended 12/31/2002	23.75	(22.49)		5,884	2.07		(0.67)		60
Year ended 12/31/2001	30.64	(22.62)		7,594	1.96		(0.81)		143
Class K:
Six months ended 6/30/2006†	32.55	1.87	(a)	10,161	1.25	(b)	0.44	(b)	40
Year ended 12/31/2005	32.03	3.51		9,517	1.25		0.94		101
Year ended 12/31/2004	31.23	5.34		8,761	1.20		0.69		75
Year ended 12/31/2003	30.00	20.58		7,145	1.20		0.41		74
Year ended 12/31/2002	24.96	(21.83)		5,752	1.21		0.19		60
Period from 5/15/2001††† to 12/31/2001	31.93	(9.63	)(a)	7,229	1.22	(b)	0.02	(b)	143
The Guardian UBS Large Cap Value Fund
Class A:
Six months ended 6/30/2006†	13.30	4.03	(a)	26,934	1.43	(b)	0.71	(b)	13
Year ended 12/31/2005	13.07	9.32		27,050	1.44		0.75		35
Year ended 12/31/2004	13.30	13.43		26,676	1.44		0.68		32
Period from 2/3/2003††† to 12/31/2003	12.82	31.48	(a)	21,705	1.59	(b)	0.78	(b)	45
Class B:
Six months ended 6/30/2006†	13.26	3.69	(a)	21,992	2.19	(b)	(0.05	)(b)	13
Year ended 12/31/2005	13.02	8.54		22,643	2.19		0.01		35
Year ended 12/31/2004	13.24	12.52		24,646	2.19		(0.07)		32
Period from 2/3/2003††† to 12/31/2003	12.80	30.65	(a)	21,378	2.33	(b)	0.03	(b)	45
Class C:
Six months ended 6/30/2006†	13.26	3.69	(a)	20,513	2.19	(b)	(0.05	)(b)	13
Year ended 12/31/2005	13.02	8.54		21,005	2.19		0.01		35
Year ended 12/31/2004	13.24	12.52		23,507	2.19		(0.07)		32
Period from 2/3/2003††† to 12/31/2003	12.80	30.65	(a)	20,801	2.33	(b)	0.04	(b)	45
Class K:
Six months ended 6/30/2006†	13.30	3.92	(a)	23,281	1.71	(b)	0.43	(b)	13
Year ended 12/31/2005	13.07	9.02		22,901	1.71		0.49		35
Year ended 12/31/2004	13.30	13.05		24,342	1.70		0.42		32
Period from 2/3/2003††† to 12/31/2003	12.83	31.22	(a)	20,944	1.88	(b)	0.49	(b)	45

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized		Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Net Realized Gain on Investments and Foreign Currency Related Transactions	Net Asset Value, End of Period
The Guardian Park Avenue Small Cap Fund
Class A:
Six months ended 6/30/2006†	$16.58	$(0.02)	$1.03	$1.01	$(0.74)	$16.85
Year ended 12/31/2005	19.40	(0.04)	(0.05)	(0.09)	(2.73)	16.58
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	(2.43)	19.40
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	19.05
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	13.30
Year ended 12/31/2001	16.93	(0.06)	(1.13)	(1.19)	—	15.74
Class B:
Six months ended 6/30/2006†	14.94	(0.14)	0.97	0.83	(0.74)	15.03
Year ended 12/31/2005	17.94	(0.25)	(0.02)	(0.27)	(2.73)	14.94
Year ended 12/31/2004	17.93	(0.27)	2.71	2.44	(2.43)	17.94
Year ended 12/31/2003	12.64	(0.24)	5.53	5.29	—	17.93
Year ended 12/31/2002	15.10	(0.20)	(2.26)	(2.46)	—	12.64
Year ended 12/31/2001	16.39	(0.20)	(1.09)	(1.29)	—	15.10
Class C:
Six months ended 6/30/2006†	14.81	(0.09)	0.92	0.83	(0.74)	14.90
Year ended 12/31/2005	17.80	(0.17)	(0.09)	(0.26)	(2.73)	14.81
Year ended 12/31/2004	17.83	(0.26)	2.66	2.40	(2.43)	17.80
Year ended 12/31/2003	12.59	(0.27)	5.51	5.24	—	17.83
Year ended 12/31/2002	15.07	(0.22)	(2.26)	(2.48)	—	12.59
Year ended 12/31/2001	16.39	(0.21)	(1.11)	(1.32)	—	15.07
Class K:
Six months ended 6/30/2006†	16.16	(0.05)	1.02	0.97	(0.74)	16.39
Year ended 12/31/2005	19.05	(0.07)	(0.09)	(0.16)	(2.73)	16.16
Year ended 12/31/2004	18.79	(0.16)	2.85	2.69	(2.43)	19.05
Year ended 12/31/2003	13.15	(0.14)	5.78	5.64	—	18.79
Year ended 12/31/2002	15.62	(0.11)	(2.36)	(2.47)	—	13.15
Period from 5/15/2001†† to 12/31/2001	15.71	(0.07)	(0.02)	(0.09)	—	15.62
The Guardian UBS Small Cap Value Fund
Class A:
Six months ended 6/30/2006†	11.94	(0.03)	0.20	0.17	(0.28)	11.83
Year ended 12/31/2005	13.17	(0.05)	0.54	0.49	(1.72)	11.94
Year ended 12/31/2004	12.71	(0.03)	2.25	2.22	(1.76)	13.17
Period from 2/3/2003†† to 12/31/2003	10.00	(0.01)	3.60	3.59	(0.88)	12.71
Class B:
Six months ended 6/30/2006†	11.61	(0.07)	0.19	0.12	(0.28)	11.45
Year ended 12/31/2005	12.94	(0.14)	0.53	0.39	(1.72)	11.61
Year ended 12/31/2004	12.61	(0.12)	2.21	2.09	(1.76)	12.94
Period from 2/3/2003†† to 12/31/2003	10.00	(0.09)	3.58	3.49	(0.88)	12.61
Class C:
Six months ended 6/30/2006†	11.61	(0.07)	0.19	0.12	(0.28)	11.45
Year ended 12/31/2005	12.94	(0.14)	0.53	0.39	(1.72)	11.61
Year ended 12/31/2004	12.61	(0.12)	2.21	2.09	(1.76)	12.94
Period from 2/3/2003†† to 12/31/2003	10.00	(0.10)	3.59	3.49	(0.88)	12.61
Class K:
Six months ended 6/30/2006†	11.87	(0.04)	0.20	0.16	(0.28)	11.75
Year ended 12/31/2005	13.12	(0.06)	0.53	0.47	(1.72)	11.87
Year ended 12/31/2004	12.68	(0.04)	2.24	2.20	(1.76)	13.12
Period from 2/3/2003†† to 12/31/2003	10.00	(0.03)	3.59	3.56	(0.88)	12.68

  †  Unaudited.

  ††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  Not annualized.

  (b)  Annualized.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Park Avenue Small Cap Fund
Class A:
Six months ended 6/30/2006†	6.35	%(a)	$139,274	1.26	%(b)	(0.26	)%(b)	73%
Year ended 12/31/2005	(0.15)		132,246	1.25		(0.20)		124
Year ended 12/31/2004	14.74		181,068	1.21		(0.67)		127
Year ended 12/31/2003	43.23		160,049	1.27		(0.67)		105
Year ended 12/31/2002	(15.50)		111,803	1.25		(0.45)		108
Year ended 12/31/2001	(7.03)		139,774	1.28		(0.37)		131
Class B:
Six months ended 6/30/2006†	5.84	(a)	8,820	2.37	(b)	(1.42	)(b)	73
Year ended 12/31/2005	(1.21)		12,971	2.21		(1.19)		124
Year ended 12/31/2004	13.76		23,574	2.13		(1.59)		127
Year ended 12/31/2003	41.85		22,989	2.21		(1.61)		105
Year ended 12/31/2002	(16.29)		17,189	2.19		(1.40)		108
Year ended 12/31/2001	(7.87)		20,876	2.18		(1.27)		131
Class C:
Six months ended 6/30/2006†	5.89	(a)	9,822	2.21	(b)	(1.21	)(b)	73
Year ended 12/31/2005	(1.16)		9,536	2.23		(1.13)		124
Year ended 12/31/2004	13.62		9,757	2.23		(1.69)		127
Year ended 12/31/2003	41.62		8,092	2.39		(1.79)		105
Year ended 12/31/2002	(16.46)		5,824	2.40		(1.60)		108
Year ended 12/31/2001	(8.05)		6,752	2.34		(1.43)		131
Class K:
Six months ended 6/30/2006†	6.27	(a)	13,503	1.59	(b)	(0.58	)(b)	73
Year ended 12/31/2005	(0.53)		12,276	1.58		(0.48)		124
Year ended 12/31/2004	14.47		12,391	1.52		(0.97)		127
Year ended 12/31/2003	42.89		9,893	1.55		(0.96)		105
Year ended 12/31/2002	(15.81)		6,748	1.55		(0.75)		108
Period from 5/15/2001†† to 12/31/2001	(0.57	)(a)	7,959	1.61	(b)	(0.77	)(b)	131
The Guardian UBS Small Cap Value Fund
Class A:
Six months ended 6/30/2006†	1.52	(a)	12,882	1.93	(b)	(0.49	)(b)	35
Year ended 12/31/2005	3.70		13,038	1.92		(0.43)		67
Year ended 12/31/2004	18.14		14,332	1.95		(0.25)		53
Period from 2/3/2003†† to 12/31/2003	35.76	(a)	10,081	2.17	(b)	(0.07	)(b)	94
Class B:
Six months ended 6/30/2006†	1.13	(a)	10,312	2.69	(b)	(1.25	)(b)	35
Year ended 12/31/2005	2.98		10,369	2.68		(1.19)		67
Year ended 12/31/2004	17.22		11,652	2.71		(1.04)		53
Period from 2/3/2003†† to 12/31/2003	34.76	(a)	9,737	2.91	(b)	(0.81	)(b)	94
Class C:
Six months ended 6/30/2006†	1.13	(a)	9,960	2.69	(b)	(1.25	)(b)	35
Year ended 12/31/2005	2.99		9,852	2.69		(1.20)		67
Year ended 12/31/2004	17.22		11,095	2.72		(1.04)		53
Period from 2/3/2003†† to 12/31/2003	34.76	(a)	9,422	2.91	(b)	(0.81	)(b)	94
Class K:
Six months ended 6/30/2006†	1.45	(a)	11,952	2.08	(b)	(0.63	)(b)	35
Year ended 12/31/2005	3.56		11,433	2.06		(0.56)		67
Year ended 12/31/2004	18.01		11,807	2.07		(0.39)		53
Period from 2/3/2003†† to 12/31/2003	35.46	(a)	9,492	2.35	(b)	(0.25	)(b)	94

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

				Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Net Asset Value, End of Period
The Guardian Asset Allocation Fund
Class A:
Six months ended 6/30/2006†	$11.84	$0.06		$0.26	$0.32	$(0.13)	—	$12.03
Year ended 12/31/2005	11.43	0.14		0.31	0.45	(0.04)	—	11.84
Year ended 12/31/2004	10.63	0.16		0.88	1.04	(0.24)	—	11.43
Year ended 12/31/2003	8.45	0.14		2.20	2.34	(0.16)	—	10.63
Year ended 12/31/2002	10.84	0.17		(2.38)	(2.21)	(0.18)	—	8.45
Year ended 12/31/2001	13.00	0.30		(1.61)	(1.31)	(0.18)	$(0.67)	10.84
Class B:
Six months ended 6/30/2006†	11.76	0.01		0.24	0.25	(0.05)	—	11.96
Year ended 12/31/2005	11.40	0.03		0.33	0.36	—	—	11.76
Year ended 12/31/2004	10.57	0.06		0.87	0.93	(0.10)	—	11.40
Year ended 12/31/2003	8.41	0.05		2.18	2.23	(0.07)	—	10.57
Year ended 12/31/2002	10.77	0.09		(2.37)	(2.28)	(0.08)	—	8.41
Year ended 12/31/2001	12.95	0.19		(1.59)	(1.40)	(0.11)	(0.67)	10.77
Class C:
Six months ended 6/30/2006†	11.75	(0.00	)††	0.26	0.26	(0.03)	—	11.98
Year ended 12/31/2005	11.41	0.01		0.33	0.34	—	—	11.75
Year ended 12/31/2004	10.56	0.04		0.88	0.92	(0.07)	—	11.41
Year ended 12/31/2003	8.39	0.02		2.19	2.21	(0.04)	—	10.56
Year ended 12/31/2002	10.77	0.05		(2.38)	(2.33)	(0.05)	—	8.39
Year ended 12/31/2001	12.94	0.17		(1.64)	(1.47)	(0.03)	(0.67)	10.77
Class K:
Six months ended 6/30/2006†	11.83	0.03		0.25	0.28	(0.10)	—	12.01
Year ended 12/31/2005	11.42	0.09		0.33	0.42	(0.01)	—	11.83
Year ended 12/31/2004	10.60	0.11		0.89	1.00	(0.18)	—	11.42
Year ended 12/31/2003	8.43	0.09		2.19	2.28	(0.11)	—	10.60
Year ended 12/31/2002	10.82	0.13		(2.39)	(2.26)	(0.13)	—	8.43
Period from 5/15/2001††† to 12/31/2001	12.06	0.11		(0.68)	(0.57)	—	(0.67)	10.82
The Guardian S&P 500 Index Fund
Class A:
Six months ended 6/30/2006†	8.55	0.06		0.16	0.22	(0.05)	—	8.72
Year ended 12/31/2005	8.30	0.11		0.25	0.36	(0.11)	—	8.55
Year ended 12/31/2004	7.63	0.12		0.66	0.78	(0.11)	—	8.30
Year ended 12/31/2003	6.04	0.08		1.59	1.67	(0.08)	—	7.63
Year ended 12/31/2002	7.90	0.10		(1.86)	(1.76)	(0.10)	—	6.04
Year ended 12/31/2001	9.07	0.06		(1.17)	(1.11)	(0.06)	—	7.90
Class B:
Six months ended 6/30/2006†	8.54	0.03		0.14	0.17	(0.02)	—	8.69
Year ended 12/31/2005	8.28	0.05		0.26	0.31	(0.05)	—	8.54
Year ended 12/31/2004	7.62	0.06		0.66	0.72	(0.06)	—	8.28
Year ended 12/31/2003	6.03	0.03		1.59	1.62	(0.03)	—	7.62
Year ended 12/31/2002	7.88	0.02		(1.85)	(1.83)	(0.02)	—	6.03
Year ended 12/31/2001	9.05	0.01		(1.18)	(1.17)	(0.00)††	—	7.88
Class C:
Six months ended 6/30/2006†	8.53	0.03		0.15	0.18	(0.02)	—	8.69
Year ended 12/31/2005	8.27	0.05		0.26	0.31	(0.05)	—	8.53
Year ended 12/31/2004	7.61	0.06		0.66	0.72	(0.06)	—	8.27
Year ended 12/31/2003	6.03	0.03		1.58	1.61	(0.03)	—	7.61
Year ended 12/31/2002	7.88	0.02		(1.85)	(1.83)	(0.02)	—	6.03
Year ended 12/31/2001	9.05	0.01		(1.17)	(1.16)	(0.01)	—	7.88
Class K:
Six months ended 6/30/2006†	8.55	0.04		0.15	0.19	(0.03)	—	8.71
Year ended 12/31/2005	8.29	0.07		0.26	0.33	(0.07)	—	8.55
Year ended 12/31/2004	7.63	0.08		0.66	0.74	(0.08)	—	8.29
Year ended 12/31/2003	6.04	0.06		1.59	1.65	(0.06)	—	7.63
Year ended 12/31/2002	7.90	0.05		(1.86)	(1.81)	(0.05)	—	6.04
Period from 5/15/2001††† to 12/31/2001	8.59	0.02		(0.69)	(0.67)	(0.02)	—	7.90

  †  Unaudited.

  ††  Rounds to less than $0.01.

  †††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS and do not include the expenses of the underlying Funds.

  (b)  Amounts include the expenses of the underlying Funds.

  (c)  Not annualized.

  (d)  Annualized.

  (e)  Reflects adjustments made on prior year's expense waivers.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets(a)		Expenses Waived/ Subsidized by GIS		GAAF Gross Expense Ratio(b)		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Asset Allocation Fund
Class A:
Six months ended 6/30/2006†	2.75	%(c)	$93,467	0.37	%(d)	0.84	%(d)	0.86	%(d)	0.89	%(d)	1%
Year ended 12/31/2005	3.91		97,665	0.40		0.80		0.85		1.05		3
Year ended 12/31/2004	9.84		111,486	0.41		0.76		0.86		1.30		0
Year ended 12/31/2003	27.87		118,988	0.43		0.77		0.92	(e)	1.25		0
Year ended 12/31/2002	(20.64)		110,593	0.42		0.73		0.89	(e)	1.60		4
Year ended 12/31/2001	(10.23)		169,386	0.47		0.63		0.83	(e)	2.44		51
Class B:
Six months ended 6/30/2006†	2.18	(c)	16,674	1.25	(d)	0.84	(d)	1.74	(d)	(0.07	)(d)	1
Year ended 12/31/2005	3.16		21,200	1.23		0.80		1.69		0.16		3
Year ended 12/31/2004	8.83		29,226	1.23		0.76		1.68		0.46		0
Year ended 12/31/2003	26.65		32,863	1.27		0.77		1.75	(e)	0.43		0
Year ended 12/31/2002	(21.31)		29,064	1.25		0.73		1.71	(e)	0.78		4
Year ended 12/31/2001	(10.99)		44,813	1.28		0.63		1.64	(e)	1.62		51
Class C:
Six months ended 6/30/2006†	2.19	(c)	8,698	1.33	(d)	0.84	(d)	1.82	(d)	(0.05	)(d)	1
Year ended 12/31/2005	2.98		8,486	1.37		0.80		1.83		0.11		3
Year ended 12/31/2004	8.68		8,431	1.42		0.76		1.87		0.35		0
Year ended 12/31/2003	26.39		7,857	1.51		0.77		2.00	(e)	0.19		0
Year ended 12/31/2002	(21.70)		6,470	1.50		0.73		1.97	(e)	0.58		4
Year ended 12/31/2001	(11.48)		8,080	1.46		0.63		1.82	(e)	1.43		51
Class K:
Six months ended 6/30/2006†	2.40	(c)	11,192	0.65	(d)	0.84	(d)	1.14	(d)	0.64	(d)	1
Year ended 12/31/2005	3.67		10,271	0.68		0.80		1.14		0.84		3
Year ended 12/31/2004	9.51		9,293	0.68		0.76		1.13		1.13		0
Year ended 12/31/2003	27.20		7,859	0.68		0.77		1.17	(e)	1.04		0
Year ended 12/31/2002	(21.05)		6,126	0.70		0.73		1.16	(e)	1.39		4
Period from 5/15/2001††† to 12/31/2001	(4.85	)(c)	7,619	0.75	(d)	0.72	(d)	1.16	(d)(e)	1.57	(d)	51
The Guardian S&P 500 Index Fund
Class A:
Six months ended 6/30/2006†	2.58	(c)	141,992	0.53	(d)	0.18	(d)	—		1.41	(d)	2
Year ended 12/31/2005	4.40		149,719	0.53		0.18		—		1.36		4
Year ended 12/31/2004	10.30		145,072	0.53		0.18		—		1.50		1
Year ended 12/31/2003	27.78		129,228	0.53		0.25		—		1.26		4
Year ended 12/31/2002	(22.35)		100,129	0.53		0.13		—		1.03		10
Year ended 12/31/2001	(12.25)		276,645	0.53		0.10		—		0.87		1
Class B:
Six months ended 6/30/2006†	2.05	(c)	11,786	1.28	(d)	0.43	(d)	—		0.66	(d)	2
Year ended 12/31/2005	3.75		12,913	1.28		0.43		—		0.60		4
Year ended 12/31/2004	9.40		13,394	1.28		0.45		—		0.75		1
Year ended 12/31/2003	26.94		12,070	1.28		0.61		—		0.51		4
Year ended 12/31/2002	(23.22)		8,472	1.28		0.52		—		0.33		10
Year ended 12/31/2001	(12.87)		9,705	1.28		0.47		—		0.09		1
Class C:
Six months ended 6/30/2006†	2.15	(c)	9,399	1.28	(d)	0.47	(d)	—		0.66	(d)	2
Year ended 12/31/2005	3.76		9,370	1.28		0.48		—		0.61		4
Year ended 12/31/2004	9.41		9,842	1.28		0.49		—		0.74		1
Year ended 12/31/2003	26.77		8,796	1.28		0.67		—		0.51		4
Year ended 12/31/2002	(23.21)		6,175	1.28		0.57		—		0.33		10
Year ended 12/31/2001	(12.87)		7,598	1.28		0.49		—		0.09		1
Class K:
Six months ended 6/30/2006†	2.27	(c)	14,220	0.93	(d)	0.19	(d)	—		1.01	(d)	2
Year ended 12/31/2005	4.05		13,074	0.93		0.19		—		0.96		4
Year ended 12/31/2004	9.72		10,244	0.93		0.16		—		1.13		1
Year ended 12/31/2003	27.31		7,594	0.93		0.21		—		0.86		4
Year ended 12/31/2002	(23.00)		5,722	0.93		0.10		—		0.68		10
Period from 5/15/2001††† to 12/31/2001	(7.76	)(c)	7,383	0.93	(d)	0.15	(d)	—		0.47	(d)	1

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions	Redemption Fees
The Guardian Baillie Gifford International Growth Fund
Class A:
Six months ended 6/30/2006†	$15.28	$0.09	$1.27	$1.36	$(0.10)	—	$0.00	(a)
Year ended 12/31/2005	13.26	0.07	2.00	2.07	(0.05)	—	0.00	(a)
Year ended 12/31/2004	11.43	0.03	1.83	1.86	(0.03)	—	0.00	(a)
Year ended 12/31/2003	8.90	0.18	2.33	2.51	(0.01)	—	0.03
Year ended 12/31/2002	11.09	0.06	(2.25)	(2.19)	—	—	—
Year ended 12/31/2001	14.28	0.01	(3.20)	(3.19)	—	—	—
Class B:
Six months ended 6/30/2006†	13.74	(0.21)	1.34	1.13	—	—	0.00	(a)
Year ended 12/31/2005	12.02	(0.46)	2.18	1.72	—	—	0.00	(a)
Year ended 12/31/2004	10.45	(0.29)	1.86	1.57	—	—	0.00	(a)
Year ended 12/31/2003	8.22	(0.16)	2.36	2.20	—	—	0.03
Year ended 12/31/2002	10.38	(0.19)	(1.97)	(2.16)	—	—	—
Year ended 12/31/2001	13.54	(0.20)	(2.96)	(3.16)	—	—	—
Class C:
Six months ended 6/30/2006†	13.82	0.01	1.15	1.16	—	—	0.00	(a)
Year ended 12/31/2005	12.06	(0.06)	1.82	1.76	—	—	0.00	(a)
Year ended 12/31/2004	10.47	(0.08)	1.67	1.59	—	—	0.00	(a)
Year ended 12/31/2003	8.24	(0.08)	2.28	2.20	—	—	0.03
Year ended 12/31/2002	10.40	(0.09)	(2.07)	(2.16)	—	—	—
Year ended 12/31/2001	13.55	(0.12)	(3.03)	(3.15)	—	—	—
Class K:
Six months ended 6/30/2006†	15.03	0.07	1.25	1.32	(0.09)	—	0.00	(a)
Year ended 12/31/2005	13.06	0.03	1.98	2.01	(0.04)	—	0.00	(a)
Year ended 12/31/2004	11.24	0.00 ††	1.82	1.82	—	—	0.00	(a)
Year ended 12/31/2003	8.76	0.00 ††	2.45	2.45	—	—	0.03
Year ended 12/31/2002	10.94	0.00 ††	(2.18)	(2.18)	—	—	—
Period from 5/15/2001††† to 12/31/2001	12.96	(0.04)	(1.98)	(2.02)	—	—	—
The Guardian Baillie Gifford Emerging Markets Fund
Class A:
Six months ended 6/30/2006†	19.28	0.10	1.86	1.96	(0.03)	$(0.48)	0.00	(a)
Year ended 12/31/2005	14.67	0.10	5.61	5.71	(0.05)	(1.05)	0.00	(a)
Year ended 12/31/2004	12.39	0.05	2.85	2.90	(0.03)	(0.59)	0.00	(a)
Year ended 12/31/2003	8.07	0.05	4.27	4.32	—	—	—
Year ended 12/31/2002	8.45	0.01	(0.39)	(0.38)	—	—	—
Year ended 12/31/2001	8.31	0.01	0.13	0.14	—	—	—
Class B:
Six months ended 6/30/2006†	17.37	(0.01)	1.68	1.67	—	(0.48)	0.00	(a)
Year ended 12/31/2005	13.39	(0.04)	5.07	5.03	—	(1.05)	0.00	(a)
Year ended 12/31/2004	11.44	(0.05)	2.59	2.54	—	(0.59)	0.00	(a)
Year ended 12/31/2003	7.55	(0.04)	3.93	3.89	—	—	—
Year ended 12/31/2002	7.98	(0.10)	(0.33)	(0.43)	—	—	—
Year ended 12/31/2001	7.97	(0.10)	0.11	0.01	—	—	—
Class C:
Six months ended 6/30/2006†	17.44	0.02	1.66	1.68	—	(0.48)	0.00	(a)
Year ended 12/31/2005	13.43	0.00 ††	5.06	5.06	—	(1.05)	0.00	(a)
Year ended 12/31/2004	11.47	(0.06)	2.61	2.55	—	(0.59)	0.00	(a)
Year ended 12/31/2003	7.56	(0.04)	3.95	3.91	—	—	—
Year ended 12/31/2002	8.00	(0.09)	(0.35)	(0.44)	—	—	—
Year ended 12/31/2001	7.98	(0.09)	0.11	0.02	—	—	—
Class K:
Six months ended 6/30/2006†	18.88	0.05	1.83	1.88	(0.02)	(0.48)	0.00	(a)
Year ended 12/31/2005	14.39	0.07	5.47	5.54	—	(1.05)	0.00	(a)
Year ended 12/31/2004	12.19	0.01	2.79	2.80	(0.01)	(0.59)	0.00	(a)
Year ended 12/31/2003	7.97	0.03	4.19	4.22	—	—	—
Year ended 12/31/2002	8.36	(0.03)	(0.36)	(0.39)	—	—	—
Period from 5/15/2001††† to 12/31/2001	8.35	(0.06)	0.07	0.01	—	—	—

  †  Unaudited.

  ††  Rounds to less than $0.01.

  †††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  Rounds to less than $0.01.

  (b)  Not annualized.

  (c)  Annualized.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Expenses to Average Net Assets		Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
The Guardian Baillie Gifford International Growth Fund
Class A:
Six months ended 6/30/2006†	$16.54	8.94	%(b)	$44,705	1.74	%(c)	1.21	%(c)	17%
Year ended 12/31/2005	15.28	15.63		39,786	1.86		0.48		28
Year ended 12/31/2004	13.26	16.34		35,106	1.94		0.13		24
Year ended 12/31/2003	11.43	28.57		32,126	1.93		0.50		44
Year ended 12/31/2002	8.90	(19.75)		47,948	1.62		0.29		45
Year ended 12/31/2001	11.09	(22.34)		80,856	1.53		0.06		63
Class B:
Six months ended 6/30/2006†	14.87	8.22	(b)	5,325	2.97	(c)	(0.07	)(c)	17
Year ended 12/31/2005	13.74	14.31		5,518	3.05		(0.64)		28
Year ended 12/31/2004	12.02	15.02		6,307	3.08		(0.98)		24
Year ended 12/31/2003	10.45	27.13		6,535	3.19		(1.00)		44
Year ended 12/31/2002	8.22	(20.81)		5,598	2.87		(0.98)		45
Year ended 12/31/2001	10.38	(23.34)		8,228	2.62		(1.05)		63
Class C:
Six months ended 6/30/2006†	14.98	8.39	(b)	8,206	2.67	(c)	0.26	(c)	17
Year ended 12/31/2005	13.82	14.59		7,660	2.81		(0.48)		28
Year ended 12/31/2004	12.06	15.19		6,687	2.95		(0.89)		24
Year ended 12/31/2003	10.47	27.06		5,546	3.10		(0.93)		44
Year ended 12/31/2002	8.24	(20.77)		4,381	2.85		(0.99)		45
Year ended 12/31/2001	10.40	(23.25)		5,530	2.60		(1.04)		63
Class K:
Six months ended 6/30/2006†	16.26	8.81	(b)	12,591	1.98	(c)	0.94	(c)	17
Year ended 12/31/2005	15.03	15.42		10,804	2.06		0.25		28
Year ended 12/31/2004	13.06	16.19		8,792	2.04		0.00	(a)	24
Year ended 12/31/2003	11.24	28.31		6,979	2.13		0.04		44
Year ended 12/31/2002	8.76	(19.93)		5,407	1.86		0.01		45
Period from 5/15/2001††† to 12/31/2001	10.94	(15.59	)(b)	6,753	1.84	(c)	(0.60	)(c)	63
The Guardian Baillie Gifford Emerging Markets Fund
Class A:
Six months ended 6/30/2006†	20.73	10.51	(b)	132,138	1.67	(c)	0.89	(c)	32
Year ended 12/31/2005	19.28	39.83		121,194	1.78		0.78		38
Year ended 12/31/2004	14.67	23.53		61,975	1.88		0.42		71
Year ended 12/31/2003	12.39	53.53		43,561	2.10		0.57		74
Year ended 12/31/2002	8.07	(4.50)		27,356	2.10		(0.04)		81
Year ended 12/31/2001	8.45	1.68		19,777	2.39		(0.19)		101
Class B:
Six months ended 6/30/2006†	18.56	9.99	(b)	14,148	2.58	(c)	(0.02	)(c)	32
Year ended 12/31/2005	17.37	38.56		13,495	2.74		(0.05)		38
Year ended 12/31/2004	13.39	22.28		12,138	2.90		(0.58)		71
Year ended 12/31/2003	11.44	51.52		9,389	3.20		(0.54)		74
Year ended 12/31/2002	7.55	(5.39)		5,965	3.21		(1.16)		81
Year ended 12/31/2001	7.98	0.13		6,023	3.51		(1.28)		101
Class C:
Six months ended 6/30/2006†	18.64	10.00	(b)	21,104	2.51	(c)	0.07	(c)	32
Year ended 12/31/2005	17.44	38.68		17,895	2.68		(0.06)		38
Year ended 12/31/2004	13.43	22.30		12,291	2.85		(0.55)		71
Year ended 12/31/2003	11.47	51.72		9,540	3.17		(0.51)		74
Year ended 12/31/2002	7.56	(5.50)		6,306	3.12		(1.08)		81
Year ended 12/31/2001	8.00	0.25		6,486	3.34		(1.12)		101
Class K:
Six months ended 6/30/2006†	20.26	10.33	(b)	25,766	2.01	(c)	0.55	(c)	32
Year ended 12/31/2005	18.88	39.44		22,522	2.12		0.49		38
Year ended 12/31/2004	14.39	23.16		15,202	2.19		0.12		71
Year ended 12/31/2003	12.19	52.95		11,803	2.38		0.29		74
Year ended 12/31/2002	7.97	(4.67)		7,685	2.36		(0.32)		81
Period from 5/15/2001††† to 12/31/2001	8.36	0.12	(b)	8,020	2.63	(c)	(1.23	)(c)	101

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized & Unrealized Gain/(Loss) on Investments	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Net Asset Value, End of Period
The Guardian Investment Quality Bond Fund
Class A:
Six months ended 6/30/2006†	$9.76	$0.21	$(0.30)	$(0.09)	$(0.21)	$(0.03)	$9.43
Year ended 12/31/2005	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	9.76
Year ended 12/31/2004	10.09	0.38	0.03	0.41	(0.38)	(0.10)	10.02
Year ended 12/31/2003	10.28	0.35	0.11	0.46	(0.35)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.44	0.45	0.89	(0.44)	(0.03)	10.28
Year ended 12/31/2001	9.61	0.50	0.30	0.80	(0.50)	(0.05)	9.86
Class B:
Six months ended 6/30/2006†	9.76	0.17	(0.30)	(0.13)	(0.17)	(0.03)	9.43
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	10.28
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	9.86
Class C:
Six months ended 6/30/2006†	9.76	0.17	(0.30)	(0.13)	(0.17)	(0.03)	9.43
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	10.28
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	9.86
Class K:
Six months ended 6/30/2006†	9.77	0.19	(0.30)	(0.11)	(0.19)	(0.03)	9.44
Year ended 12/31/2005	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	9.77
Year ended 12/31/2004	10.10	0.34	0.03	0.37	(0.34)	(0.10)	10.03
Year ended 12/31/2003	10.29	0.31	0.11	0.42	(0.31)	(0.30)	10.10
Year ended 12/31/2002	9.87	0.40	0.45	0.85	(0.40)	(0.03)	10.29
Period from 5/15/2001†† to 12/31/2001	9.68	0.28	0.24	0.52	(0.28)	(0.05)	9.87
The Guardian Low Duration Bond Fund
Class A:
Six months ended 6/30/2006†	9.77	0.17	(0.08)	0.09	(0.17)	—	9.69
Year ended 12/31/2005	9.93	0.29	(0.16)	0.13	(0.29)	—	9.77
Year ended 12/31/2004	10.02	0.23	(0.09)	0.14	(0.23)	—	9.93
Period from 7/30/2003†† to 12/31/2003	10.00	0.08	0.02	0.10	(0.08)	—	10.02
Class B:
Six months ended 6/30/2006†	9.77	0.14	(0.08)	0.06	(0.14)	—	9.69
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	9.93
Period from 7/30/2003†† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	10.02
Class C:
Six months ended 6/30/2006†	9.77	0.14	(0.08)	0.06	(0.14)	—	9.69
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	9.93
Period from 7/30/2003†† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	10.02
Class K:
Six months ended 6/30/2006†	9.77	0.16	(0.08)	0.08	(0.16)	—	9.69
Year ended 12/31/2005	9.93	0.25	(0.16)	0.09	(0.25)	—	9.77
Year ended 12/31/2004	10.02	0.19	(0.09)	0.10	(0.19)	—	9.93
Period from 7/30/2003†† to 12/31/2003	10.00	0.06	0.02	0.08	(0.06)	—	10.02

  †  Unaudited.

  ††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS.

  (b)  Expense ratio includes interest expense associated with reverse repurchase agreements.

  (c)  Not annualized.

  (d)  Annualized.

			Ratios/Supplemental Data
	Total Return*		Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)(b)		Expenses (excluding interest expense) to Average Net Assets(a)		Expenses Subsidized by GIS		Net Investment Income to Average Net Assets		Portfolio Turnover Rate
The Guardian Investment Quality Bond Fund
Class A:
Six months ended 6/30/2006†	(0.96	)%(c)	$90,496	0.86	%(d)	0.85	%(d)	0.17	%(d)	4.33	%(d)	75%
Year ended 12/31/2005	2.07		99,230	0.85		0.85		0.15		3.83		189
Year ended 12/31/2004	4.10		105,131	0.85		0.85		0.13		3.74		233
Year ended 12/31/2003	4.53		143,536	0.85		0.85		0.11		3.40		257
Year ended 12/31/2002	9.25		170,658	0.85		0.85		0.08		4.37		275
Year ended 12/31/2001	8.55		144,900	0.86		0.85		0.09		5.11		414
Class B:
Six months ended 6/30/2006†	(1.33	)(c)	12,524	1.61	(d)	1.60	(d)	0.37	(d)	3.58	(d)	75
Year ended 12/31/2005	1.41		13,925	1.60		1.60		0.33		3.08		189
Year ended 12/31/2004	3.22		16,685	1.60		1.60		0.28		2.99		233
Year ended 12/31/2003	3.75		18,374	1.60		1.60		0.27		2.65		257
Year ended 12/31/2002	8.43		19,308	1.60		1.60		0.27		3.58		275
Year ended 12/31/2001	7.86		13,036	1.61		1.60		0.31		4.31		414
Class C:
Six months ended 6/30/2006†	(1.33	)(c)	9,795	1.61	(d)	1.60	(d)	0.41	(d)	3.58	(d)	75
Year ended 12/31/2005	1.41		10,008	1.60		1.60		0.38		3.08		189
Year ended 12/31/2004	3.22		11,422	1.60		1.60		0.33		2.99		233
Year ended 12/31/2003	3.75		11,206	1.60		1.60		0.35		2.66		257
Year ended 12/31/2002	8.44		10,753	1.60		1.60		0.36		3.64		275
Year ended 12/31/2001	7.85		9,090	1.61		1.60		0.36		4.36		414
Class K:
Six months ended 6/30/2006†	(1.15	)(c)	9,805	1.26	(d)	1.25	(d)	0.15	(d)	3.94	(d)	75
Year ended 12/31/2005	1.67		9,251	1.25		1.25		0.12		3.43		189
Year ended 12/31/2004	3.69		11,004	1.25		1.25		0.06		3.34		233
Year ended 12/31/2003	4.11		9,820	1.25		1.25		0.05		3.00		257
Year ended 12/31/2002	8.81		9,213	1.25		1.25		0.03		4.00		275
Period from 5/15/2001†† to 12/31/2001	5.43	(c)	8,436	1.26	(d)	1.25	(d)	0.08	(d)	4.48	(d)	414
The Guardian Low Duration Bond Fund
Class A:
Six months ended 6/30/2006†	0.98	(c)	9,501	0.80	(d)	—		0.75	(d)	3.62	(d)	41
Year ended 12/31/2005	1.34		9,316	0.80		—		0.73		2.95		122
Year ended 12/31/2004	1.36		9,487	0.80		—		0.69		2.25		68
Period from 7/30/2003†† to 12/31/2003	0.99	(c)	8,457	0.80	(d)	—		1.20	(d)	1.87	(d)	97
Class B:
Six months ended 6/30/2006†	0.61	(c)	8,248	1.55	(d)	—		0.77	(d)	2.87	(d)	41
Year ended 12/31/2005	0.58		8,317	1.55		—		0.75		2.20		122
Year ended 12/31/2004	0.61		8,695	1.55		—		0.70		1.51		68
Period from 7/30/2003†† to 12/31/2003	0.67	(c)	7,743	1.55	(d)	—		1.20	(d)	1.11	(d)	97
Class C:
Six months ended 6/30/2006†	0.61	(c)	7,763	1.55	(d)	—		0.79	(d)	2.87	(d)	41
Year ended 12/31/2005	0.58		7,730	1.55		—		0.77		2.20		122
Year ended 12/31/2004	0.61		7,817	1.55		—		0.73		1.51		68
Period from 7/30/2003†† to 12/31/2003	0.67	(c)	7,611	1.55	(d)	—		1.21	(d)	1.11	(d)	97
Class K:
Six months ended 6/30/2006†	0.78	(c)	9,024	1.20	(d)	—		0.42	(d)	3.23	(d)	41
Year ended 12/31/2005	0.93		8,428	1.20		—		0.39		2.56		122
Year ended 12/31/2004	0.96		7,718	1.20		—		0.39		1.86		68
Period from 7/30/2003†† to 12/31/2003	0.82	(c)	7,565	1.20	(d)	—		0.97	(d)	1.46	(d)	97

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			Net Realized & Unrealized			Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income	Gain/(Loss) on Investments and Foreign Currency Related Transactions	Increase/ (Decrease) from Investment Operations	Dividends from Net Investment Income	Net Realized Gain on Investments and Foreign Currency Related Transactions		Redemption Fees
The Guardian High Yield Bond Fund
Class A:
Six months ended 6/30/2006†	$7.35	$0.25	$(0.16)	$0.09	$(0.25)	—		$0.00	(b)
Year ended 12/31/2005	7.58	0.47	(0.23)	0.24	(0.47)	—		0.00	(b)
Year ended 12/31/2004	7.45	0.52	0.13	0.65	(0.52)	—		0.00	(b)
Year ended 12/31/2003	6.69	0.54	0.76	1.30	(0.54)	—		—
Year ended 12/31/2002	7.19	0.55	(0.50)	0.05	(0.55)	—		—
Year ended 12/31/2001	7.66	0.69	(0.47)	0.22	(0.69)	—		—
Class B:
Six months ended 6/30/2006†	7.35	0.22	(0.16)	0.06	(0.22)	—		0.00	(b)
Year ended 12/31/2005	7.57	0.42	(0.22)	0.20	(0.42)	—		0.00	(b)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—		0.00	(b)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—		—
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—		—
Year ended 12/31/2001	7.66	0.64	(0.48)	0.16	(0.64)	—		—
Class C:
Six months ended 6/30/2006†	7.34	0.22	(0.15)	0.07	(0.22)	—		0.00	(b)
Year ended 12/31/2005	7.57	0.42	(0.23)	0.19	(0.42)	—		0.00	(b)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—		0.00	(b)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—		—
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—		—
Year ended 12/31/2001	7.65	0.64	(0.47)	0.17	(0.64)	—		—
Class K:
Six months ended 6/30/2006†	7.35	0.23	(0.16)	0.07	(0.23)	—		0.00	(b)
Year ended 12/31/2005	7.58	0.44	(0.23)	0.21	(0.44)	—		0.00	(b)
Year ended 12/31/2004	7.45	0.49	0.13	0.62	(0.49)	—		0.00	(b)
Year ended 12/31/2003	6.69	0.51	0.76	1.27	(0.51)	—		—
Year ended 12/31/2002	7.19	0.53	(0.50)	0.03	(0.53)	—		—
Period from 5/15/2001†† to 12/31/2001	7.68	0.39	(0.49)	(0.10)	(0.39)	—		—
The Guardian Tax-Exempt Fund
Class A:
Six months ended 6/30/2006†	9.98	0.17	(0.18)	(0.01)	(0.17)	$(0.00	)(b)	—
Year ended 12/31/2005	10.19	0.36	0.05	0.41	(0.36)	(0.26)		—
Year ended 12/31/2004	10.31	0.36	0.08	0.44	(0.36)	(0.20)		—
Year ended 12/31/2003	10.51	0.37	0.18	0.55	(0.37)	(0.38)		—
Year ended 12/31/2002	10.09	0.40	0.61	1.01	(0.40)	(0.19)		—
Year ended 12/31/2001	10.10	0.41	0.06	0.47	(0.41)	(0.07)		—
Class C:
Six months ended 6/30/2006†	9.98	0.14	(0.18)	(0.04)	(0.14)	(0.00	)(b)	—
Year ended 12/31/2005	10.19	0.28	0.05	0.33	(0.28)	(0.26)		—
Year ended 12/31/2004	10.31	0.28	0.08	0.36	(0.28)	(0.20)		—
Year ended 12/31/2003	10.51	0.29	0.18	0.47	(0.29)	(0.38)		—
Year ended 12/31/2002	10.09	0.32	0.61	0.93	(0.32)	(0.19)		—
Year ended 12/31/2001	10.10	0.34	0.06	0.40	(0.34)	(0.07)		—

  †  Unaudited.

  ††  Commencement of operations.

  *  Excludes the effect of sales load.

  (a)  After expenses subsidized by GIS.

  (b)  Rounds to less than $0.01.

  (c)  Not annualized.

  (d)  Annualized.

  (e)  Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year ended 12/31/2001, 2002, 2003, 2004, 2005 and for the six months ended 6/30/2006; in Class C the expense ratio is 1.60% for each year ended 12/31/2001, 2002, 2003, 2004 and 2005 and for the six months ended 6/30/2006.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)		Expenses Subsidized by GIS		Net Investment Income to Average Net Assets		Portfolio Turnover Rate
The Guardian High Yield Bond Fund
Class A:
Six months ended 6/30/2006†	$7.19	1.18	%(c)	$45,448	0.85	%(d)	0.36	%(d)	6.81	%(d)	41%
Year ended 12/31/2005	7.35	3.34		48,246	0.85		0.34		6.38		89
Year ended 12/31/2004	7.58	9.15		57,250	0.85		0.34		7.00		95
Year ended 12/31/2003	7.45	20.11		42,589	0.85		0.42		7.59		153
Year ended 12/31/2002	6.69	0.96		33,894	0.85		0.45		8.17		69
Year ended 12/31/2001	7.19	2.87		33,797	0.85		0.47		9.21		141
Class B:
Six months ended 6/30/2006†	7.19	0.80	(c)	9,644	1.60	(d)	0.61	(d)	6.06	(d)	41
Year ended 12/31/2005	7.35	2.70		9,874	1.60		0.59		5.63		89
Year ended 12/31/2004	7.57	8.20		10,013	1.60		0.62		6.30		95
Year ended 12/31/2003	7.45	19.22		10,018	1.60		0.72		6.85		153
Year ended 12/31/2002	6.69	0.35		8,336	1.60		0.77		7.42		69
Year ended 12/31/2001	7.18	1.96		8,182	1.60		0.78		8.42		141
Class C:
Six months ended 6/30/2006†	7.19	0.94	(c)	10,464	1.60	(d)	0.57	(d)	6.06	(d)	41
Year ended 12/31/2005	7.34	2.56		10,463	1.60		0.55		5.63		89
Year ended 12/31/2004	7.57	8.20		10,110	1.60		0.59		6.29		95
Year ended 12/31/2003	7.45	19.22		9,316	1.60		0.71		6.85		153
Year ended 12/31/2002	6.69	0.35		7,710	1.60		0.77		7.42		69
Year ended 12/31/2001	7.18	2.09		7,657	1.60		0.71		8.43		141
Class K:
Six months ended 6/30/2006†	7.19	0.98	(c)	12,191	1.25	(d)	0.30	(d)	6.41	(d)	41
Year ended 12/31/2005	7.35	2.93		11,772	1.25		0.27		5.98		89
Year ended 12/31/2004	7.58	8.72		10,734	1.25		0.28		6.64		95
Year ended 12/31/2003	7.45	19.63		9,581	1.25		0.33		7.20		153
Year ended 12/31/2002	6.69	0.55		7,944	1.25		0.35		7.77		69
Period from 5/15/2001†† to 12/31/2001	7.19	(1.31	)(c)	7,893	1.25	(d)	0.41	(d)	8.36	(d)	141
The Guardian Tax-Exempt Fund
Class A:
Six months ended 6/30/2006†	9.80	(0.02	)(c)	88,154	0.86	(d)(e)	0.09	(d)	3.54	(d)	73
Year ended 12/31/2005	9.98	4.02		86,515	0.86	(e)	0.10		3.48		160
Year ended 12/31/2004	10.19	4.38		82,118	0.87	(e)	0.09		3.49		161
Year ended 12/31/2003	10.31	5.34		80,025	0.89	(e)	0.09		3.52		68
Year ended 12/31/2002	10.51	10.20		113,852	0.87	(e)	0.06		3.85		99
Year ended 12/31/2001	10.09	4.78		107,676	0.91	(e)	0.09		4.03		181
Class C:
Six months ended 6/30/2006†	9.80	(0.39	)(c)	10,946	1.61	(d)(e)	0.32	(d)	2.79	(d)	73
Year ended 12/31/2005	9.98	3.24		11,060	1.61	(e)	0.33		2.73		160
Year ended 12/31/2004	10.19	3.60		10,704	1.62	(e)	0.33		2.74		161
Year ended 12/31/2003	10.31	4.54		10,553	1.64	(e)	0.36		2.77		68
Year ended 12/31/2002	10.51	9.37		9,741	1.62	(e)	0.37		3.11		99
Year ended 12/31/2001	10.09	3.99		8,783	1.66	(e)	0.37		3.28		181

■  The Park Avenue Portfolio

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	Net Asset Value, Beginning of Period	Net Investment Income	Dividends from Net Investment Income	Net Asset Value, End of Period	Total Return*
The Guardian Cash Management Fund
Class A:
Six months ended 6/30/2006†	$1.000	$0.019	$(0.019)	$1.000	1.94	%††
Year ended 12/31/2005	1.000	0.024	(0.024)	1.000	2.41
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.004	(0.004)	1.000	0.37
Year ended 12/31/2002	1.000	0.009	(0.009)	1.000	0.95
Year ended 12/31/2001	1.000	0.032	(0.032)	1.000	3.27
Class B:
Six months ended 6/30/2006†	1.000	0.016	(0.016)	1.000	1.57	††
Year ended 12/31/2005	1.000	0.017	(0.017)	1.000	1.76
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.21
Year ended 12/31/2002	1.000	0.002	(0.002)	1.000	0.23
Year ended 12/31/2001	1.000	0.025	(0.025)	1.000	2.48
Class C:
Six months ended 6/30/2006†	1.000	0.016	(0.016)	1.000	1.57	††
Year ended 12/31/2005	1.000	0.017	(0.017)	1.000	1.76
Year ended 12/31/2004	1.000	0.006	(0.006)	1.000	0.57
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.21
Year ended 12/31/2002	1.000	0.002	(0.002)	1.000	0.22
Year ended 12/31/2001	1.000	0.025	(0.025)	1.000	2.48
Class K:
Six months ended 6/30/2006†	1.000	0.017	(0.017)	1.000	1.74	††
Year ended 12/31/2005	1.000	0.020	(0.020)	1.000	2.00
Year ended 12/31/2004	1.000	0.005	(0.005)	1.000	0.47
Year ended 12/31/2003	1.000	0.002	(0.002)	1.000	0.18
Year ended 12/31/2002	1.000	0.005	(0.005)	1.000	0.55
Period from 5/15/2001††† to 12/31/2001	1.000	0.013	(0.013)	1.000	1.26	††

  *  Excludes the effect of sales load.

  †  Unaudited.

  ††  Not annualized.

  †††  Commencement of operations.

  (a)  After expenses subsidized by GIS.

  (b)  Annualized.

  (c)  Revised to reflect additional subsidies to maintain a minimum yield threshold.

	Ratios/Supplemental Data
	Net Assets, End of Period (000's Omitted)	Net Expenses to Average Net Assets(a)		Expenses Subsidized by GIS		Net Investment Income to Average Net Assets
The Guardian Cash Management Fund
Class A:
Six months ended 6/30/2006†	$405,410	0.85	%(b)	0.06	%(b)	3.89	%(b)
Year ended 12/31/2005	396,012	0.85		0.06		2.37
Year ended 12/31/2004	442,109	0.85		0.04		0.55
Year ended 12/31/2003	529,321	0.85		0.05		0.38
Year ended 12/31/2002	658,159	0.85		0.02		0.94
Year ended 12/31/2001	606,045	0.85		0.04		3.13
Class B:
Six months ended 6/30/2006†	4,729	1.60	(b)	0.23	(b)	3.13	(b)
Year ended 12/31/2005	5,030	1.47		0.39		1.68
Year ended 12/31/2004	8,144	0.85		0.99		0.53
Year ended 12/31/2003	12,498	1.03	(c)	0.73	(c)	0.21
Year ended 12/31/2002	18,485	1.57	(c)	0.16	(c)	0.22
Year ended 12/31/2001	15,685	1.60		0.12		2.37
Class C:
Six months ended 6/30/2006†	6,298	1.60	(b)	0.09	(b)	3.14	(b)
Year ended 12/31/2005	6,233	1.47		0.21		1.69
Year ended 12/31/2004	8,626	0.85		0.80		0.57
Year ended 12/31/2003	9,086	1.02	(c)	0.63	(c)	0.21
Year ended 12/31/2002	9,330	1.57	(c)	0.06	(c)	0.22
Year ended 12/31/2001	8,492	1.60		0.04		2.47
Class K:
Six months ended 6/30/2006†	12,359	1.25	(b)	0.06	(b)	3.48	(b)
Year ended 12/31/2005	10,083	1.25		0.07		1.96
Year ended 12/31/2004	10,424	0.95		0.30		0.48
Year ended 12/31/2003	9,682	1.25		—		0.18
Year ended 12/31/2002	8,500	1.25		—		0.54
Period from 5/15/2001††† to 12/31/2001	8,125	1.25	(b)	0.01	(b)	1.99	(b)

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited)

The Board of Trustees of the Park Avenue Portfolio (the "Portfolio") approved the renewal of the management agreement for each series of the Portfolio (each a "Fund" and collectively the "Funds") and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Independent Trustees (those Board Members who are not interested persons as defined by the Investment Company Act of 1940) of the Board of Trustees of the Portfolio met independently of Fund management and of the interested Trustees to consider the renewal of: (1) the management agreement ("Management Agreement") between each of the Funds and Guardian Investor Services LLC ("GIS") or as applicable, Guardian Baillie Gifford Limited ("GBG" and together with GIS, each referred to as a "Manager"); (2) as applicable, the subadvisory agreements (each a "Subadvisory Agreement") between GBG and Baillie Gifford Overseas Limited ("BGO") and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. ("UBS" and together with BGO, each referred to as a "Subadvisor"). (The Management Agreements and the Subadvisory Agreements are together referred to as the "Advisory Agreements.") As part of the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Trustees noted that the Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Trustees reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds ("fall-out benefits"). The Independent Trustees reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. ("Morningstar"). The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Trustees met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of Trustees the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Trustees considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Trustees considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Trustees concluded that appropriate resources were provided under each Management Agreement. The Independent Trustees also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS Large Cap Value Fund and the Guardian UBS Small Cap Value Fund and to BGO with respect to the Guardian Baillie Gifford International Growth Fund and the Guardian Baillie Gifford Emerging Markets Fund and the Managers' ability to supervise the activities of the Subadvisors. The Independent Trustees concluded each Manager's supervisory program was satisfactory. The Independent Trustees also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Trustees considered that each Manager has had a long-term relationship with the Funds and has

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

demonstrated its past and future commitment to support the Funds. The Independent Trustees concluded that a long-term relationship with a capable, conscientious adviser was in the best interests of each Fund. Based upon all relevant factors, the Independent Trustees concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

Investment Performance. The Independent Trustees reviewed each Fund's investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Trustees received comparative performance information prepared by Morningstar. The Independent Trustees also considered whether investment results were consistent with a Fund's investment objective(s) and policies. For most Funds, the Independent Trustees concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Trustees reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Trustees concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Trustees concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Trustees considered each Fund's management fees and net expense ratios. The Independent Trustees received information, based on data supplied by Morningstar, comparing each Fund's management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Trustees also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Trustees noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Trustees also compared each Fund's management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Trustees reviewed the fees charged by other advisors for mutual funds in the Fund's peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Trustees concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Trustees reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Trustees also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Trustees concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Trustees considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Trustees noted that the Guardian UBS Small Cap Value Fund and the Guardian Cash Management Fund had management fee schedules that each contained one breakpoint. The Independent Trustees also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Trustees noted GIS's representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Trustees concluded that, in light of the Funds' current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Other Benefits to Manager. The Independent Trustees also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Trustees noted the Managers' representation that each has the ability to obtain proprietary research as a result of the Funds' brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Trustees concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Subadvisory Agreements

Nature, Quality and Extent of Services. The Independent Trustees considered the nature, extent and quality of services provided under each Subadvisory Agreement. The Independent Trustees considered the reputation, qualifications and background of the Subadvisors, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Independent Trustees also considered the Subadvisors' compliance with investment policies and general legal compliance. The Independent Trustees concluded that each Subadvisor was providing satisfactory services and recommended that the Subadvisory Agreement for each applicable Fund be continued.

Investment Performance. The Independent Trustees reviewed each Fund's investment performance over short-term (one-year) and, where applicable, longer-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. Based upon all relevant factors, the Independent Trustees concluded that the investment performance of each subadvised Fund either met acceptable levels of investment performance or, in situations where there was underperformance, the underperformance was not over a long enough period of time to provide a meaningful measure of performance. Therefore, the Independent Trustees concluded, based upon each Fund's particular circumstances, that it was in the best interests of each Fund to renew the Subadvisory Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Trustees considered each Fund's subadvisory fees and how they related to the overall management fee structure of each Fund. The Independent Trustees evaluated the competitiveness of the subadvisory fees based upon data supplied by Fund management, which showed each Subadvisor's standard fee schedule for similarly managed institutional accounts. Based on the information provided by Fund management, the Independent Trustees noted that the Subadvisors charged comparable or lower fees for the Funds than their standard fee schedules. The Independent Trustees also considered that the Managers compensate the Subadvisors from their own management fees.

Based upon all of the above, the Independent Trustees determined that the subadvisory fees for each Fund were reasonable.

Profitability. The Independent Trustees received general information with respect to each Subadvisor's profitability. The Independent Trustees noted that the Managers compensate the Subadvisors from their own management fees and that the fees were competitive based on the information provided by the Subadvisors and the Managers. In addition, the Independent Trustees noted that the Subadvisory Agreements with UBS were negotiated at arm's length between GIS and UBS. The Independent Trustees also noted the amount of revenue generated by each Subadvisor from its subadvisory fees. The Independent Trustees reviewed data on the estimated range of profitability to UBS for the Funds it subadvised and concluded that its profitability was not unreasonable. The Independent Trustees took into account the level of revenues and the profitability to the parent entity of BGO as a result of BGO's subadvisory relationship with the Funds it subadvised and concluded that profitability was not unreasonable.

Economies of Scale. The Independent Trustees considered whether there are economies of scale with respect to the subadvisory services provided to each applicable Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees or otherwise. The Independent Trustees noted that the Guardian UBS Small Cap Value Fund contained one breakpoint in its subadvisory fee schedule. The Independent Trustees also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Independent Trustees concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Other Benefits to Subadvisors. The Independent Trustees also considered the character and amount of other incidental benefits received by each Subadvisor, including any benefit derived from their affiliation with the Funds. The Independent Trustees considered that UBS may use an affiliate to execute portfolio transactions for the Funds it subadvises, subject to Rule 17e-1 procedures that have been approved by the Board. The Independent Trustees also considered each Subadvisor's soft dollar practices. The Independent Trustees concluded that the fees charged under each Subadvisory Agreement were reasonable in light of these fall-out benefits.

Specific Findings as to each Fund

The Guardian Park Avenue Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the investment underperformance over the period reviewed, but considered the steps taken by the Manager to remediate performance, including most recently the hiring of a new lead portfolio manager by the Manager in August 2005. The Independent Trustees noted the favorable historical record of the new portfolio manager, his prior success in remediating a fund, his investment strategy for managing the Fund and the very recent relative improvement in performance following the beginning of the implementation of his investment strategy. The Independent Trustees considered these remedial actions along with the long term support and effective administration of this Fund by the Manager, as well as the Fund's low expense ratio and management fees as compared to its peer group, and concluded that it was appropriate to renew the Management Agreement and monitor the impact of the remedial actions.

The Guardian UBS Large Cap Value Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance over the one-year period reviewed, with performance above the median of its peer group. Although the management fee rate was higher than the median of the Fund's peer group, the Independent Trustees concluded that such fees were within an acceptable range, particularly given the reasonableness of the Fund's expense ratio and the favorable investment performance of the Fund.

The Guardian Park Avenue Small Cap Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund over the periods reviewed, with performance above the median of its peer group over the short and longer-term periods reviewed, as well as the below median advisory fees and expense ratio.

The Guardian UBS Small Cap Value Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees concluded that although the Fund experienced slight underperformance relative to its peer group, such performance was within a reasonable range of the peer group average in light of the Fund's satisfactory absolute performance. The Independent Trustees also noted the reasonableness of its management fee rate.

The Guardian Asset Allocation Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory, falling within a reasonable range of the median of its peer group, and that the management fee rate was within an acceptable range in light of the Fund's net expense ratio.

The Guardian S&P 500 Index Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

■  The Park Avenue Portfolio

Board Approval of Investment Management Agreements (Unaudited) (Continued)

The Guardian Baillie Gifford International Growth Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Baillie Gifford Emerging Markets Fund

In determining to recommend renewal of the Fund's Advisory Agreements, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Investment Quality Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Low Duration Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory during the short-term period reviewed and that a longer than one-year period was needed to assess performance in comparison to its peer group, and that the management fee rate was reasonable.

The Guardian High Yield Bond Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees concluded that investment performance was satisfactory, with performance during more recent periods falling within a reasonable range of the median of its peer group, and that the management fee rate was reasonable.

The Guardian Tax-Exempt Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

The Guardian Cash Management Fund

In determining to recommend renewal of the Fund's Management Agreement, the Independent Trustees noted that the Fund pursues an investment strategy that is conservative in nature, even within its peer group of money market funds, with a shorter average portfolio maturity and more limited investment in "second tier" securities. The Independent Trustees noted that, as a result of this strategy, along with the Fund's size and fee structure, the Fund underperforms in comparison to its peer group of funds. They also noted that the Fund's management fee rate is higher than the median for its peer group. However, the Independent Trustees concluded that given the size of the Fund, the subsidies provided by the Manager and the Fund's conservative investment program, performance and the management fees, which include a breakpoint, were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

•  Trustees

Dennis J. Manning, CLU, ChFC

Frank J. Fabozzi, Ph.D.

Arthur V. Ferrara, CLU

Leo R. Futia, CLU

Anne M. Goggin, Esq.

Sidney I. Lirtzman, Ph.D.

Robert G. Smith, Ph.D.

Kathleen C. Cuocolo

William N. Goetzmann

Steven J. Paggioli

•  Officers

Thomas G. Sorell

Leslie A. Barbi

Joseph A. Caruso

Howard W. Chin

Robert J. Crimmins, Jr.

Richard A. Cumiskey

Manind V. Govil

Alexander M. Grant, Jr.

Edward H. Hocknell

Jonathan C. Jankus

Stewart M. Johnson

R. Robin Menzies

Nydia Morrison

Karen L. Olvany

Richard T. Potter, Jr.

Robert A. Reale

Donald P. Sullivan, Jr.

Raman Vardharaj

John H. Walter

Ho Wang

Matthew P. Ziehl

•  Investment Adviser & Distributor

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

•  Custodian of Assets

State Street Bank and Trust Company
Custody Division
1776 Heritage Drive
North Quincy, Massachusetts 02171

•  Shareholder Servicing Agent, Transfer Agent & Dividend Paying Agent for State Street Bank and Trust Company

Boston Financial Data Services
Post Office Box 219611
Kansas City, Missouri 64121-9611

•  Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

•  Proxy Voting Policies and Procedures:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

•  Form N-Q:

The Park Avenue Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Internet site at www.sec.gov, and can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

•  Code of Ethics:

The Park Avenue Portfolio has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the "Code"). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC's website at www.sec.gov.

Copies for all of the above can also be obtained free of charge by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, the National Credit Union Association or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is submitted for the general information of the shareholders of The Park Avenue Portfolio family of mutual funds. This report is not authorized for distribution to the public unless accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio. The prospectus contains important information, including fees and expenses. Please read the prospectus carefully before investing or sending money. You should consider the investment objectives, risks, fees and charges of the investment company carefully before investing. For an additional prospectus, which contains this and other information, please contact your investment professional or call Guardian Investor Services LLC at 800-221-3253.

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004.

EB-011566 (8/06)

Guardian Investor Services LLC

7 Hanover Square
New York, New York 10004

PRSRT STANDARD
U.S. POSTAGE PAID
GUARDIAN

EB-011566 ADP (8/06)

ITEM 2.                 CODE OF ETHICS.

Not applicable for semiannual reports.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual reports.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual reports.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included in response to Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.           CONTROLS AND PROCEDURES.

(a)            The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)            The registrant’s certifying officers are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the  registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

 (a)(1)                 Not applicable.

(a)(2)        Separate certifications by the registrant’s certifying officers, pursuant to Section 302 of the Sarbanes-Oxley  Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of  1940, are attached.

(a)(3)        Not applicable.

(b)            A certification by the registrant’s certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Park Avenue Portfolio

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Park Avenue Portfolio

Date:	September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Park Avenue Portfolio

Date:	September 6, 2006

By:	/s/ John H. Walter
John H. Walter
Vice President and Treasurer of
The Park Avenue Portfolio

Date:	September 6, 2006